                                                       Exhibit 10.1(a)

--------------------------------------------------------------------------------


                          STONE RECEIVABLES CORPORATION

                                   Transferor,

                           STONE CONTAINER CORPORATION

                                    Servicer,

                                       and

                            THE CHASE MANHATTAN BANK,

                                     Trustee

                       on behalf of the Certificateholders

                          ----------------------------


                   STONE RECEIVABLES CORPORATION MASTER TRUST
                         POOLING AND SERVICING AGREEMENT

                           Dated as of October 1, 1999

                          -----------------------------


--------------------------------------------------------------------------------




ARTICLE I
DEFINITIONS.......................................................................................................1
        Section 1.1   Definitions.................................................................................1
        Section 1.2   Other Definitional Provisions...............................................................1
        Section 1.3   Calculations and Payments...................................................................2

ARTICLE II
CONVEYANCE OF RECEIVABLES; ISSUANCE OF CERTIFICATES...............................................................2
        Section 2.1   Conveyance of Receivables...................................................................2
        Section 2.2   Declaration of Trust; Acceptance by Trustee.................................................4
        Section 2.3   Representations and Warranties of the Transferor Relating to the Transferor.................5
        Section 2.4   Representations and Warranties of the Transferor Relating to the Agreement, any
                      Supplement and the Receivables..............................................................8
        Section 2.5   [Reserved].................................................................................11
        Section 2.6   Covenants of the Transferor................................................................11
        Section 2.7   Authentication of Certificates.............................................................16
        Section 2.8   Tax Treatment..............................................................................16
        Section 2.9   Cancellation of the Certificates of any Series.............................................16
        Section 2.10  Separate Corporate Existence...............................................................16

ARTICLE III
ADMINISTRATION AND SERVICING OF RECEIVABLES......................................................................19
        Section 3.1   Acceptance of Appointment and Other Matters Relating to the Servicer.......................19
        Section 3.2   Servicing Compensation.....................................................................21
        Section 3.3   Representations, Warranties and Covenants of the Servicer..................................21
        Section 3.4   Reports and Records for the Trustee; Bank Account Statements...............................24
        Section 3.5   [Reserved].................................................................................25
        Section 3.6   Annual Independent Public Accountants' Servicing Report....................................25
        Section 3.7   [Reserved].................................................................................26
        Section 3.8   Notices to the Transferor, Trustee and Rating Agencies.....................................26

ARTICLE IV
RIGHTS OF CERTIFICATEHOLDERS AND ALLOCATION AND APPLICATION OF COLLECTIONS.......................................26
        Section 4.1   Rights of Certificateholders...............................................................27
        Section 4.2   Establishment of Collection Account and Excess Funding Account.............................27
        Section 4.3   Collections and Allocations................................................................30
        Section 4.4   Determinations of Interest With Respect to Investor Certificates...........................31
        Section 4.5   Payments of Principal to Investor Certificateholders.......................................31
        Section 4.6   [Reserved].................................................................................31
        Section 4.7   Misdirected Payments.......................................................................31

ARTICLE V
DISTRIBUTIONS AND REPORTS TO CERTIFICATEHOLDERS..................................................................32
        Section 5.1   Distributions..............................................................................32
        Section 5.2   Annual Tax Statement.......................................................................32


ARTICLE VI
THE CERTIFICATES.................................................................................................32
        Section 6.1   The Certificates...........................................................................32
        Section 6.2   Authentication of Certificates.............................................................33
        Section 6.3   Registration of Transfer and Exchange of Certificates......................................33
        Section 6.4   Mutilated, Destroyed, Lost or Stolen Certificates..........................................35
        Section 6.5   Persons Deemed Owners......................................................................35
        Section 6.6   Appointment of Paying Agent................................................................36
        Section 6.7   Authenticating Agent.......................................................................36
        Section 6.8   Delivery of Additional Series of Investor Certificates.....................................38
        Section 6.9   [Reserved].................................................................................39
        Section 6.10  Book-Entry Certificates....................................................................39
        Section 6.11  Notices to Clearing Agency.................................................................40
        Section 6.12  Definitive Certificates....................................................................40

ARTICLE VII
OTHER MATTERS RELATING TO THE TRANSFEROR.........................................................................41
        Section 7.1   Liability of the Transferor................................................................41
        Section 7.2   Merger or Consolidation of, or Assumption of the Obligations of, the Transferor............41
        Section 7.3   Limitation on Liability of the Transferor..................................................42
        Section 7.4   Liabilities................................................................................42

ARTICLE VIII
OTHER MATTERS RELATING TO THE SERVICER...........................................................................43
        Section 8.1   Liability of the Servicer..................................................................43
        Section 8.2   Merger or Consolidation of, or Assumption of the Obligations of, Stone
                      Container as Servicer......................................................................43
        Section 8.3   Limitation on Liability of the Servicer and Others.........................................44
        Section 8.4   Servicer Indemnification of the Trust and the Trustee......................................44
        Section 8.5   The Servicer Not to Resign.................................................................44
        Section 8.6   Access to Certain Documentation and Information Regarding the Receivables..................45
        Section 8.7   Delegation of Duties.......................................................................45
        Section 8.8   Examination of Records.....................................................................45

ARTICLE IX
EVENTS OF TERMINATION............................................................................................45
        Section 9.1   Events of Termination with Respect to any Series...........................................46
        Section 9.2   [Reserved].................................................................................47
        Section 9.3   Additional Rights Upon the Occurrence of Certain Events....................................47

ARTICLE X
SERVICER DEFAULTS 49
        Section 10.1  Servicer Defaults..........................................................................49
        Section 10.2  Trustee to Act; Appointment of Successor...................................................51
        Section 10.3  Notification to Certificateholders.........................................................52
        Section 10.4  Waiver of Past Defaults....................................................................52

ARTICLE XI
THE TRUSTEE......................................................................................................53
        Section 11.1  Duties of Trustee..........................................................................53
        Section 11.2  Certain Matters Affecting the Trustee......................................................55
        Section 11.3  Trustee Not Liable for Recitals in Certificates............................................56
        Section 11.4  Trustee May Own Certificates...............................................................57
        Section 11.5  The Servicer to Pay Trustee's Fees and Expenses............................................57
        Section 11.6  Eligibility Requirements for Trustee.......................................................57
        Section 11.7  Resignation or Removal of Trustee..........................................................58
        Section 11.8  Successor Trustee..........................................................................58
        Section 11.9  Merger or Consolidation of Trustee.........................................................59
        Section 11.10 Appointment of Co-Trustee or Separate Trustee..............................................59
        Section 11.11 Tax Returns................................................................................60
        Section 11.12 Trustee May Enforce Claims Without Possession of Certificates..............................61
        Section 11.13 Suits for Enforcement......................................................................61
        Section 11.14 Rights of Certificateholders to Direct Trustee.............................................61
        Section 11.15 Representations and Warranties of Trustee..................................................61
        Section 11.16 Maintenance of Office or Agency............................................................62
        Section 11.17 Notices....................................................................................62
        Section 11.18 Compliance Certificates and Opinions.......................................................62

ARTICLE XII
TERMINATION......................................................................................................64
        Section 12.1  Termination of Trust.......................................................................64
        Section 12.2  Optional Purchase and Series Termination Date of Investor Certificates of any Series.......64
        Section 12.3  Final Payment..............................................................................65
        Section 12.4  Transferor's Termination Rights............................................................66

ARTICLE XIII
MISCELLANEOUS PROVISIONS.........................................................................................67
        Section 13.1  Amendment..................................................................................67
        Section 13.2  Protection of Right, Title and Interest....................................................68
        Section 13.3  Limitation on Rights of Certificateholders.................................................69
        Section 13.4  GOVERNING LAW..............................................................................69
        Section 13.5  Notices....................................................................................70
        Section 13.6  Severability of Provisions.................................................................70
        Section 13.7  Assignment.................................................................................70
        Section 13.8  Certificates Nonassessable and Full Paid...................................................70
        Section 13.9  Further Assurances.........................................................................70
        Section 13.10 No Waiver; Cumulative Remedies.............................................................71
        Section 13.11 Counterparts...............................................................................71
        Section 13.12 Third-Party Beneficiaries..................................................................71
        Section 13.13 Actions by Certificateholders..............................................................71
        Section 13.14 Merger and Integration.....................................................................72
        Section 13.15 Headings...................................................................................72
        Section 13.16 No Bankruptcy. Petition Against the Transferor.............................................72


        Section 13.17 Rule 144A Information......................................................................72

Exhibit A:                  Form of Transferor Certificate (Section 6.1)
Exhibit B:                  Form of Daily Report (Section 3.4(b)(i))
Exhibit C:                  Credit and Collection Policies of Stone Container (Section 3.3(k))
Exhibit D:                  Form of Settlement Statement
                            (Section 3.4(c))
Exhibit E:                  Form of Lock-Box Agreement (Section 2.6(i))
Exhibit F:                  List of Lock-Box Banks and Lock-Box Accounts (Section 2.6(i))







SCHEDULES

Schedule 1.                 Identification of the Collection Account and
                            Excess Funding Account (Section 4.2(d))
Schedule 2.                 Location of Records Related to the Receivables; Location of Chief
                            Executive Office and Principal Place of Business



ANNEX
Annex X                     Definitions

               POOLING AND SERVICING AGREEMENT, dated as of October 1, 1999, by and among STONE RECEIVABLES CORPORATION, a corporation organized under the laws of the State of Delaware, as Transferor, STONE CONTAINER CORPORATION, a Delaware corporation, as Servicer, and THE CHASE MANHATTAN BANK, a New York banking corporation, as Trustee.

               This Pooling and Servicing Agreement shall be applicable to the formation of the Trust and the issuance of the Transferor Certificate and, upon the execution of any Supplement, shall apply also to the issuance of any Series of Certificates issued thereby.

               In consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties, for the benefit of the Certificateholders and for the benefit of any Enhancement Provider with respect to any Series to the extent provided herein:

                                   ARTICLE I

                                   DEFINITIONS

               Section 1.1 Definitions. For all purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions attached hereto as Annex X, which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

               "Agreement" shall mean this Pooling and Servicing Agreement as it may from time to time be amended, supplemented or otherwise modified in accordance with the terms hereof, including by any Supplement.

               Section 1.2 Other Definitional Provisions.

                      (a) All terms defined in any Supplement or this Agreement shall have the defined meanings as set forth therein or herein when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

                      (b) The agreements, representations and warranties of Stone Container in this Agreement in its capacity as Servicer shall be deemed to be the agreements, representations and warranties of Stone Container solely in such capacity.

               The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, as the case may be; and Section, Subsection, Schedule and Exhibit references contained in this Agreement are references to Sections, Subsections, Schedules and Exhibits in or to this Agreement unless otherwise specified.

                      (c) As used herein and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in Annex X, and accounting terms partly defined in Annex X to the extent not defined, shall have the respective meanings given to them under GAAP. To the extent that the definitions of accounting terms herein are inconsistent with the meanings of such terms under GAAP, the definitions contained herein shall control.

                      (d) The definitions contained in Annex X are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                      (e) Where a definition contained in Annex X specifies that such term shall have the meaning set forth in the related Supplement, the definition of such term set forth in the related Supplement may be preceded by a prefix indicating the specific Series or Class to which such definition shall apply.

                      (f) Where reference is made in this Agreement or any related Supplement to the principal amount of Receivables, such reference shall, unless explicitly stated otherwise, be deemed a reference to the Unpaid Balance (as such term is defined in Annex X) of such Receivables.

                      (g) Any reference herein or in any other Transaction Document to a provision of the Bankruptcy Code, the Internal Revenue Code or ERISA shall be deemed a reference to any successor provision thereto.

                      (h) Any reference herein to a Schedule, Exhibit or Appendix to this Agreement shall be deemed to be a reference to such Schedule, Exhibit or Appendix as it may be amended, modified or supplemented from time to time.
                      (i) Any reference herein to any representation, warranty or covenant "deemed" to have been made is intended to encompass only representations, warranties or covenants that are expressly stated to be repeated on or as of dates following the execution and delivery of this Agreement, and no such reference shall be interpreted as a reference to any implicit, inferred, tacit or otherwise unexpressed representation, warranty or covenant.

                      (j) The words "include", "includes" or "including" shall be interpreted as if followed, in each case, by the phrase "without limitation".

               Section 1.3 Calculations and Payments. Unless otherwise specified herein, expressions of a time of day refer to such time in St. Louis, Missouri. All amounts payable hereunder shall be paid in immediately available funds in Dollars, unless otherwise specified.

                               [END OF ARTICLE I]


                                   ARTICLE II

               CONVEYANCE OF RECEIVABLES; ISSUANCE OF CERTIFICATES

                     Section 2.1 Conveyance of Receivables.

                      (a) By execution of this Agreement, the Transferor does hereby transfer, grant, assign, set-over and otherwise convey, to the Trustee on behalf of the Trust, from time to time, without recourse (except as specifically provided herein), and without any formal or other instrument of assignment, all its right, title and interest, whether now or hereafter existing or acquired, in, to and under (i) all Receivables in each case sold or otherwise transferred to the Transferor pursuant to the Receivables Purchase Agreement prior to the Final Trust Termination Date and all accounts and general intangibles (each, as defined in the UCC), and all rights (but not the obligations thereunder), relating thereto, (ii) the Receivables Purchase Agreement (but not the obligations thereunder) (including any rights relating thereto), (iii) all monies due or to become due with respect to any of the foregoing (including all Collections thereon), (iv) all proceeds and investments thereof of any of the foregoing, (v) all remittances, deposits and payments made into, and on deposit in, any of the trust accounts subject to Section 4.9 of this Agreement and all funds collected from any issued Enhancement. Such property, together with all monies on deposit in the Lock-Box Accounts, the Collection Account, the Excess Funding Account, any Principal Funding Account or any other account established pursuant to any Supplement (and including any investments thereof), (but excluding investment earnings in excess of those amounts necessary to make all payments or deposits required under this Agreement or any Supplement with respect to each such account other than the Excess Funding Account), shall constitute the assets of the Trust (the "Trust Assets").

                      (b) The foregoing grant, transfer, assignment and conveyance does not constitute and is not intended to result in the creation, or an assumption by the Trust, the Trustee, any Investor Certificateholder or Enhancement Provider, of any obligation of Stone Container, any other Seller, the Transferor or any other Person in connection with the Receivables or under any agreement or instrument relating thereto, including, without limitation, any obligation to any Obligors.

                      (c) In connection with such grant and transfer, the Transferor agrees to record and file on or prior to the Initial Closing Date, at its own expense, all financing statements (and the Transferor agrees to direct the Trustee to file continuation statements with respect to such financing statements when applicable after the Initial Closing Date) required to be filed with respect to the Receivables now existing and hereafter created and the other Trust Assets meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary under the applicable UCC to perfect the first priority interest of the Trustee in the Receivables and the other Trust Assets, and to deliver a file-stamped copy of such financing statements or other evidence of such filings to the Trustee as soon as is reasonably practicable after the Initial Closing Date (excluding such continuation statements, which shall be delivered promptly after filing). Upon direction and at the expense of the Transferor or the Servicer, the Trustee shall file any further continuation or financing statements as required under the applicable UCC to maintain the perfection of the interest of the Trustee in the Trust Assets transferred and assigned hereunder. Except as otherwise provided herein or in any Supplement, or if so directed by Investor Certificateholders aggregating 66 2/3% or more of the Aggregate Invested Amount, the Trustee shall not be under any obligation to file any such financing statements or make any other filings under the UCC in connection with such grant, transfer and assignment.

                      (d) In connection with the assignments and conveyances of Receivables hereunder, the Transferor further agrees, at its own expense, on or prior to each Closing Date, to indicate, and to cause each Originator to indicate, in its books and records, computer files, tapes or disks (in the case of Stone Container, as required by the Receivables Purchase Agreement), that the Receivables have been conveyed, and will continue to be conveyed, to the Trust pursuant to this Agreement for the benefit of the Certificateholders.

                      (e) To the extent that the conveyance of Receivables and other Trust Assets hereunder is characterized by a court or other Governmental Authority of competent jurisdiction as a financing, it is intended by the parties hereto that the assignment, conveyance and transfer by the Transferor of its right, title and interest in the Receivables and other Trust Assets to the Trustee hereunder constitute the grant of a security interest under Section 1-201 of the UCC. The Transferor hereby grants to the Trustee on the terms and conditions of this Agreement a first priority security interest in and against all of the Transferor's right, title and interest in the Receivables and the other Trust Assets, whether now or hereafter existing or acquired, for the purpose of (i) securing the rights of the Trustee for the benefit of the Certificateholders under this Agreement and (ii) securing the payment and performance of the Transferor's obligations hereunder and the right, ability and obligation of the Trust to make all payments required to be made in accordance with the terms and conditions of this Agreement (the "Secured Obligations"). To the extent that the conveyance of Receivables hereunder is characterized by a court or other Governmental Authority of competent jurisdiction as a financing, the parties agree that this Agreement constitutes a "security agreement" under applicable laws.

              Section 2.2 Declaration of Trust; Acceptance by Trustee.

                      (a) There is hereby created the Stone Receivables Corporation Master Trust. The Trustee hereby declares that it holds and will hold as trustee in trust under this Agreement all of its right, title and interest in, to and under, and hereby acknowledges its acceptance on behalf of the Certificateholders of all right, title and interest in, to and under, the property, now or hereafter existing or acquired, conveyed to the Trustee pursuant to Section 2.1; to have and hold such property unto the Trustee and its successors in trust, under this Agreement; in trust, nevertheless, under and subject to the terms and conditions hereof for the benefit of all Certificateholders.

                      (b) The Trustee shall have no power to create, assume or incur indebtedness or other liabilities in the name of the Trust or to transfer or place Liens on Trust Assets, other than as contemplated in this Agreement.

                      (c) None of the Trustee, the Trust or any Investor Certificateholder shall have any obligation or liability to any Obligor or other customer or client of any originator (including, without limitation, any obligation to perform any of the obligations of any originator to any Obligor under any such Receivables, related Contracts or any other related purchase orders, invoices or other agreements or otherwise). No such obligation or liability is intended to be assumed by the Trustee, the Trust or any Investor Certificateholder hereunder, and any such assumption is hereby expressly disclaimed.

               Section 2.3 Representations and Warranties of the Transferor Relating to the Transferor. The Transferor hereby represents and warrants, as of the Initial Closing Date and, with respect to any Series, as of the date of any Supplement and the related Closing Date, unless otherwise stated in such Supplement, that:


                      (a) Organization and Good Standing. The Transferor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the full corporate power, authority and legal right to execute, deliver and perform its obligations under each of the Transaction Documents to which it is a party, and to execute and deliver to the Trustee pursuant thereto the Certificates of any outstanding Series, and, in all material respects, to own its property and conduct its businesses as such properties are presently owned and such businesses are presently conducted.

                      (b) Due Qualification. The Transferor is duly qualified to do business and is in good standing as a foreign corporation (or is exempt from such requirements), and has obtained all necessary licenses and approvals with respect to the Transferor, in each jurisdiction in which the conduct of its business requires such qualification, except where the failure to so qualify, to be in good standing or to obtain such licenses and approvals would not render any Contract or Receivable unenforceable by the Transferor or the Trustee and would not have a material adverse effect on the Investor Certificateholders.

                      (c) Due Authorization. The execution, delivery and performance by the Transferor of the Transaction Documents to which it is a party, and the execution and delivery to the Trustee of the Certificates of any Series by the Transferor and the consummation by the Transferor of the transactions provided for therein, have been duly authorized by all necessary corporate action on the part of the Transferor.

                      (d) Binding Obligation. Each of the Transaction Documents to which the Transferor is a party constitutes the legal, valid and binding obligation of the Transferor, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect, affecting the enforcement of creditors, rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).

                      (e) No Conflicts. The execution, delivery and performance of the Transaction Documents to which it is a party, the performance of the transactions contemplated by such agreements and the fulfillment of the terms thereof by the Transferor, do not (a) contravene the Transferor's certificate of incorporation or By-Laws, (b) violate any provision of, or require any filing (except for certain filings required by the UCC), registration, consent or approval under, any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect, having applicability to the Transferor, except for such filings, registrations, consents or approvals as have already been obtained and are in full force and effect and except for such violations which would not materially and adversely affect the performance by the Transferor of such transactions and the fulfillment by the Transferor of such terms, and except that the Transferor makes no representation or warranty regarding state securities or "blue sky" laws, (c) result in a breach of or constitute a default or require any consent under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Transferor is a party or by which it or its properties are bound or affected except those to which a consent or waiver has been obtained and is in full force and effect, (d) result in, or require, the creation or imposition of any lien upon or with respect to any of the properties now owned or hereafter acquired by the Transferor other than as specifically contemplated by this Agreement or (e) render any Contract or Receivable unenforceable.


                      (f) Taxes. The Transferor has filed all tax returns (Federal, state and local) that are required to be filed and has paid or made adequate provision for the payment of all taxes, assessments and other governmental charges due from the Transferor or is contesting any such tax, assessment or other charge in good faith through appropriate proceedings. The Transferor knows of no basis for any material additional tax assessment for any fiscal year for which adequate reserves have not been established.

                      (g) No Proceedings. There are no proceedings, investigations, injunctions, writs, restraining orders or other orders of any nature pending or, to the best knowledge of the Transferor, threatened against the Transferor, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (a) asserting the invalidity of any Transaction Document, (b) seeking to prevent the issuance of any Certificates or the consummation of any of the transactions contemplated by the Transaction Documents, (c) seeking any determination or ruling that, in the reasonable judgment of the Transferor, would materially and adversely affect the performance by the Transferor of its obligations under such agreements, (d) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of such agreements or Certificates, or (e) seeking to assert any tax liability against the Trust under the United States Federal income tax system.

                      (h) All Consents Required. All approvals, authorizations, consents, orders or other actions of any Person required to be obtained by the Transferor in connection with the execution and delivery by the Transferor of the Transaction Documents to which it is a party, the performance by the Transferor of the transactions contemplated hereunder and thereunder and the fulfillment by the Transferor of the terms hereof and thereof, have been obtained and are in full force and effect except where the failure to obtain such approvals, authorizations, consents, orders or other actions or the failure of the same to be in full force and effect would not materially and adversely affect the performance by the Transferor of such transactions and the fulfillment by the Transferor of such terms, and except that the Transferor makes no representation or warranty regarding state securities or "blue sky" laws.

                      (i) Place of Business. The offices at which the Transferor keeps its records concerning the Receivables either (x) are located at the addresses set forth for the Sellers on Schedule 1 of the Receivables Purchase Agreement or (y) the Transferor has notified the Trustee of the location thereof in accordance with the provisions of Section 2.6 (d) of this Agreement. The chief executive office and principal place of business of the Transferor is located at the address set forth on Schedule 2 and is the place where the Transferor is "located" for the purposes of Section 9-103(3) (d) of the UCC. As of the Initial Closing Date, the state and county where the chief executive office of the Transferor is "located" for the purposes of Section 9-103 (3) (d) of the UCC has not changed in the past four months, other than one move from Chicago, Illinois to St. Louis, Missouri in the past four months.

                      (j) Lock-Box Banks and Accounts. The Lock-Box Banks are the only institutions holding any Lock-Box Accounts for receipt of payments from Obligors in respect of the Receivables and all Obligors, and only such Obligors, have been instructed to make payments to such Lock-Box Accounts and such instructions are in full force and effect and all of such Lock-Box Accounts are listed on Exhibit F hereto (as the same may be amended pursuant to Section 2.6(i) hereof).

                      (k) Event of Termination. No Event of Termination and no condition that with the giving of notice and/or the passage of time would constitute, an Event of Termination (a "Prospective Event of Termination") has occurred and is continuing.

                      (l) Not an Investment Company. The Transferor is not an "investment company" or a company controlled by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or is exempt from all provisions of such Act.

                      (m) ERISA. No Plan maintained by the Transferor or any of its ERISA Affiliates and subject to ERISA has any "accumulated funding deficiency" (within the meaning of Section 302 of ERISA or Section 412 of the Code), whether or not waived, that reasonably could be expected to result, directly or indirectly, in any lien being imposed on the property of the Transferor or the payment by the Transferor of any amount to avoid such lien. During the preceding five years neither the Transferor nor any ERISA Affiliate has failed to make any contribution required to be made by it to any Plan or any Multiemployer Plan where such failure could reasonably be expected to result, directly or indirectly, in any Lien being imposed on the property of the Transferor or the payment by the Transferor of any amount to avoid such lien. No event requiring notice to the PBGC under Section 302(f) of ERISA has occurred and is continuing or could reasonably be expected to occur with respect to any such Plan, in any case, that could reasonably be expected to result, directly or indirectly, in any lien being imposed on the property of the Transferor or the payment by the Transferor of any amount to avoid such lien. No Plan Event with respect to the Transferor or any of its ERISA Affiliates has occurred or could reasonably be expected to occur that could reasonably be expected to result, directly or indirectly, in any lien being imposed on the property of the Transferor or the payment by the Transferor of any amount to avoid such lien.

                      (n) No Claim or Interest. Other than the Transferor Interest, neither the Transferor nor any Person claiming through or under the Transferor has any claim or interest in any Lock-Box Account other than the Lock-Box Bank.

                      (o) Receivables Purchase Agreement. The Receivables Purchase Agreement creates a valid contribution or sale, transfer and assignment to the Transferor of all right, title and interest of Stone Container or any other Series thereunder in and to the Receivables transferred during the term thereof, and all required actions and filing have been made (or are to be made as contemplated in the Receivables Purchase Agreement) which are necessary under applicable law to perfect the interest of the Transferor in such Receivables.

               The representations and warranties set forth in this Section 2.3 shall survive the transfer and assignment of the Receivables to the Trust. Upon discovery by the Transferor, the Servicer or a Responsible Officer of the Trustee of a material breach of any of the foregoing representations and warranties, the party discovering such breach shall give written notice thereof to the others and to the Rating Agencies within three Business Days of such discovery.

               Section 2.4 Representations and Warranties of the Transferor Relating to the Agreement, any Supplement and the Receivables.

                      (a) Representations and Warranties. The Transferor (x) hereby represents and warrants as of the Initial Closing Date, with respect to the Receivables created on or prior to, and outstanding on, such date and (y) shall be deemed to represent and warrant as of the date of the creation and transfer to the Trustee of any additional Receivables, with respect to all outstanding Receivables, that, among other things:

                         (i) The Transferor is not insolvent and, upon the transfer of the Receivables to the Trustee, will not be rendered insolvent and will have adequate capital to conduct its business.

                         (ii) The Transferor is the legal and beneficial owner of all right, title and interest in and to each such Receivable, and each such Receivable has been or will be transferred to the Trustee free and clear of any Lien. No effective financing statement or other similar instrument that covers all or part of any Receivable conveyed to the Trustee, any other Trust Assets, or any interest therein is on file in any recording office except such as may be filed (A) in favor of the Transferor pursuant to the Receivables Purchase Agreement and
          (B) in favor of the Trustee, for the benefit of the Certificateholders, in accordance with this Agreement or otherwise filed by or at the direction of the Trustee.

                         (iii) All consents, licenses, approvals or authorizations of, registrations or declarations with or notice to any Governmental Authority or Person required to be obtained, effected or given by the Transferor in connection with the transfer by the Transferor of its interest in the Trust Assets to the Trust have been duly obtained, effected or given, and are in full force and effect and such transfers do not violate any provision of, or require any filing (except for certain filings required by the UCC which have or will be made), registration, consent or approval under, any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to the Transferor, except for such filings, registrations, consents or approvals as have already been obtained and are in full force and effect and except that the Transferor makes no representation or warranty regarding state securities or "blue sky" laws.

                         (iv) There are no proceedings or investigations pending or, to the best knowledge of the Transferor, threatened that might adversely affect the payment or enforceability of a material portion of the Receivables.

                         (v) The Transferor has clearly and unambiguously marked all its books and records, computer records, files, tapes and disks and microfiche files, if any, regarding such Receivables as the property of the Trustee and shall maintain such records in a manner such that the Trustee shall have a first priority perfected interest in the Receivables.

                         (vi) This Agreement constitutes either (a) a valid grant, transfer and assignment to the Trustee of all right, title and interest of the Transferor in the Trust Assets, or (b) a grant of a first priority "security interest" (as defined in the Uniform Commercial Code) in such property to the Trustee, which in the case of existing Receivables and Collections with respect thereto and the proceeds thereof, is enforceable with respect to such Receivables upon execution and delivery of this Agreement, and which will be enforceable with respect to such Receivables hereafter created and the proceeds thereof upon such creation.

                         (vii) Each such Receivable and Collections with respect thereto has been or will be transferred to the Trustee free and clear of any Adverse Claim of any Person not holding through the Trustee.

                         (viii) Each obligation of an Obligor conveyed pursuant to Section 2.1 of this Agreement is, on the date of the creation of such obligation, a Receivable (and does not constitute "chattel paper" within the meaning of the UCC) and each Receivable classified as an "Eligible Receivable" by the Transferor or Servicer in any document or report delivered hereunder will satisfy the requirements contained in the definition of Eligible Receivable at such time.

                         (ix) Each Receivable is or will be at the time of transfer to the Trustee an obligation arising out of the performance of Stone Container or another Originator in accordance with the terms of the Contract giving rise to such Receivable and neither the Receivable nor the related Contract has been subordinated, satisfied or rescinded. The Transferor has no knowledge of any fact that should have led it to expect at the time of the initial creation of an interest hereunder in any Receivable that such Receivable would not be paid in full when due except with respect to any sales and marketing discount then available to Obligors.

                         (x) Each such Receivable was sold or contributed by the Seller to the Transferor in accordance with the Receivables Purchase Agreement, which is in full force and effect.

                         (xi) The legal name of the Transferor is Stone Receivables Corporation and the Transferor has no trade names, fictitious names, assumed names or "doing business as" names.

                         (xii) (A) On the date on which Stone Container or any other Seller assigns and transfers any Receivable to the Transferor (whereupon concurrently pursuant hereto the Transferor transfers such Receivable to the Trustee), unless otherwise identified by the Servicer in the Daily Report for such date, such Receivable is an Eligible Receivable, and (B) on the date of each Daily Report or Settlement Statement which identifies a Receivable as an Eligible Receivable, such Receivable is an Eligible Receivable.

                         (xiii) No acquisition of any Receivable by the Transferor or the Trustee constitutes a fraudulent transfer or fraudulent conveyance under the United States Bankruptcy Code or applicable state bankruptcy or insolvency laws or is otherwise void or voidable or subject to subordination under similar laws or principles or for any other reason.

                         (xiv) The transfer of Receivables by the applicable Seller to the Transferor pursuant to the Receivables Purchase Agreement constitutes a true and valid assignment and transfer of ownership for consideration of such Receivables under the applicable state law (and not merely a pledge or assignment of such Receivables for security purposes), enforceable against the creditors of such Seller, and any Receivables so transferred will not constitute property of such Seller under applicable state law.

                         (xv) No transaction contemplated by this Agreement or by any other Transaction Document requires compliance with, or will be subject to avoidance under, any bulk sales act or similar law.

                         (xvi) No use of any funds obtained by the Transferor under this Agreement will conflict with or contravene any of Regulations G, T, U and X promulgated by the Federal Reserve Board from time to time.

                      (b) Notice of Breach. The representations and warranties set forth in this Section 2.4 shall survive the transfer and assignment of the Trust Assets to the Trust. Upon discovery by the Transferor, the Servicer or a Responsible Officer of the Trustee of a material breach of any of the representations and warranties set forth in this Section 2.4(a)(i) through
(xvi), the party discovering such breach shall give written notice to the others and to the Rating Agencies within three Business Days of such discovery.

                      (c) Designation of Ineligible Receivables. In the event of a breach with respect to a Receivable of any of the representations and warranties set forth in Section 2.4(a)(i) through (xvi) above, or in the event that any Receivable encompassed by the representation in Section 2.4(a)(viii) above, is determined not to have been an Eligible Receivable as of the date of its transfer to the Trust, such Receivable (an "Ineligible Receivable") will be no longer considered an Eligible Receivable and will be redesignated as an Ineligible Receivable in any subsequent report or notice delivered hereunder which so categorizes the Receivables. On and after the date of such designation, each Ineligible Receivable will not be included in the calculation of Aggregate Eligible Receivables, Net Eligible Receivables, any Invested Percentage, any Invested Amount or the Transferor Amount. To the extent that the exclusion of an Ineligible Receivable from the calculation of the Transferor Amount would cause the Transferor Amount to be reduced below the Minimum Transferor Amount, the Transferor shall make or cause to be made a deposit in the Excess Funding Account in immediately available funds. The amount of such deposit shall be equal to the difference between the Minimum Transferor Amount and the Transferor Amount after the designation of such Receivable as an Ineligible Receivable. The obligation of the Transferor set forth in this Section shall constitute the sole remedy respecting any breach of the representations and warranties set forth in the above-referenced Section or failure to meet the conditions set forth in the definition of Eligible Receivable with respect to such Receivable available to the Certificateholders of any

Series, the Trustee on behalf of such Certificateholders, or any other Person, provided, that neither this sentence nor any other provisions of this Agreement shall operate to affect any rights which the Trustee may have, as assignee pursuant to Section 2.1 above, under the Receivables Purchase Agreement.


               Section 2.5 [Reserved].

               Section 2.6 Covenants of the Transferor. During the term of this Agreement, and until (i) the Aggregate Invested Amount is reduced to zero, (ii) the Investor Certificateholders shall have received all accrued interest on the applicable Certificates, and (iii) all amounts owed by the Transferor or payable or distributable to any party pursuant to this Agreement have been paid, the Transferor covenants and agrees as follows:

                      (a) Compliance with Laws, etc. The Transferor shall (i) duly satisfy all obligations on its part to be fulfilled under or in connection with the Receivables, (ii) maintain in effect all qualifications required under Requirements of Law in order to properly purchase and convey the Receivables and other Trust Assets and (iii) comply with all Requirements of Law in connection with purchasing and conveying the Receivables, in each instance where the failure to so satisfy, maintain or comply would have a material adverse effect on the Investor Certificateholders.

                      (b) Preservation of Corporate Existence. The Transferor shall (i) preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation and (ii) qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification would, if not remedied, either (A) materially adversely affect the interests of the Investor Certificateholders hereunder, or
(B) materially adversely affect the ability of the Transferor or the Servicer to perform its obligations hereunder.

                      (c) Audits. At any time and from time to time during the Transferor's regular business hours, on reasonable prior notice and for a purpose reasonably related to this Agreement, the Transferor shall, in response to any reasonable request of the Trustee, permit the Trustee, or its agents or representatives, (i) to examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) in the possession or under the control of the Transferor relating to the Receivables, and (ii) to visit the offices and properties of the Transferor for the purpose of examining such materials and to discuss matters relating to the Receivables or the Transferor's performance hereunder with any of the officers or employees of the Transferor having knowledge thereof. Any such examination or visit made pursuant to this Section 2.6(c) shall be at the cost and expense of the party or parties making such examination or visit.

                      (d) Continuous Perfection. The Transferor shall not change its name, identity or structure in any manner which might make any financing or continuation statement filed hereunder misleading within the meaning of Section 9-402(7) of the UCC (or any other then applicable provision of the UCC) unless the Transferor shall have given the Trustee, the Servicer, and the Rating Agencies at least 90 days' prior written notice thereof and shall have taken all action not later than 5 days after making such change necessary or advisable to amend such financing statement or continuation statement so that it is not misleading. The Transferor shall not change its principal place of business or chief executive office (within the meaning of Article 9 of the UCC, or change the location of its principal records concerning the Receivables, or the Collections from the locations specified in Section 2.3(i) unless it has given the Trustee, the Servicer and the Rating Agencies at least 90 days, prior written notice of its intention to do so and has taken such action as is necessary or advisable to cause the interest of the Trustee in the Receivables and the other Trust Assets to continue to be perfected with the priority required by this Agreement. The Transferor will at all times maintain its principal executive office and any other office at which it maintains records relating to the Receivables within the United States of America. The Transferor shall provide notice to the Trustee, the Servicer and the Rating Agencies confirming that UCC-1 financing statements have been filed on or before the Initial Closing Date.

                      (e) Extension or Amendment of Receivables. The Transferor shall not extend, amend or otherwise modify (or consent or fail to object to such extension, amendment or modification by the Servicer or relevant Originator) the terms of any Receivable, or amend, modify or waive any term or condition of any Contracts related thereto in any manner which would have a substantial likelihood of having a material adverse effect on the interests of the Investor Certificateholders.

                      (f) Reports. The Transferor shall furnish to the Trustee and to each Rating Agency immediately after it has actual knowledge of the occurrence of each Event of Termination or the Transferor's knowledge of a Prospective Event of Termination, an Officer's Certificate of the Transferor setting forth the details of such Event of Termination or Prospective Event of Termination and the action taken, or which the Transferor proposes to take, with respect thereto.

                      (g) Certain Documentation. The Transferor shall cause the Servicer to hold for the account of the Trustee (to the extent of its interest therein) any document evidencing a Receivable and the related Contract.

                      (h) Assessments. The Transferor will promptly pay and discharge all taxes, assessments, levies and other governmental charges imposed on it, the failure of which to pay and discharge may materially adversely affect any of the Eligible Receivables or the Trustee's rights with respect thereto or will establish reserves sufficient for the payment of any such tax, assessment or other governmental charge which it is contesting in good faith through appropriate proceedings.

                      (i) Lock-Box Banks and Accounts. The Transferor may, provided that the conditions of this Section 2.6(i) are satisfied, add or terminate any bank as a Lock-Box Bank or add or terminate any Lock-Box Account from those listed in Exhibit F hereto, or make any reasonable change in the Lock-Box Agreements, substantially in the form attached as Exhibit E or in any existing instructions to Obligors regarding payments to be made to any Lock-Box Account which would not (i) have an adverse impact on the Servicer's ability to collect payments or (ii) cause a withdrawal or downgrade of the then current rating of the Certificates of any Series (so long as an Obligor remains instructed to make payments on a Receivable to a Lock-Box Account), but in each case only upon prior written notice from the

Servicer to the Trustee. The Transferor shall give notice to the Trustee and the Servicer of the number of each account to be added or terminated as a Lock-Box Account and the name and address of each bank to be added or terminated as a Lock-Box Bank and, subject to the proviso to the preceding sentence, upon giving of such notice, Exhibit F shall be deemed to be amended accordingly without further action by any Person. The Transferor will be under the obligation to promptly procure the execution of the Lockbox Agreement by all parties thereto.

                      (j) Further Action. The Transferor shall, from time to time, execute and deliver to the Trustee any instruments, financing or continuation statements or other writings necessary to maintain the perfection or priority of the Trustee's ownership or security interest in the Receivables, the Collections and other Trust Assets under the UCC or other applicable law. The Transferor shall, from time to time, execute and deliver to the Obligors any bills, statements and letters or other writings necessary, or that the Trustee may reasonably request, to carry out the terms and provisions of this Agreement and to facilitate the collection of the Receivables. The Transferor will defend the right, title and interest of the Trust in, to and under the Receivables, whether now existing or hereafter created, against all claims of third parties claiming through or under the Transferor.

                      (k) Additional Indebtedness. The Transferor shall not create, incur, assume or suffer to exist any indebtedness (including, without limitation, any guaranty) or expense (whether or not accounted for as a liability) except (i) indebtedness hereunder (including, without limitation, operating expenses incurred by the Transferor in connection with the performance of its obligations hereunder) and any taxes incurred by the Transferor), under the Receivables Purchase Agreement (including any Transferor Promissory Note), the Investor Certificates, or any agreements, contracts or instruments which relate thereto, (ii) indebtedness or other operating expenses incurred in the performance of its obligations under this Agreement (including the expense to its professional advisers and its counsel), where that Person to whom such indebtedness or expense will be owing has delivered to the Transferor an undertaking (which is assignable and shall concurrently be assigned to the Trustee) that it will not institute against, or join any other Person in instituting against, the Transferor any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any Federal or state bankruptcy or similar law, for one year and a day after all Investor Certificates are paid in full, and (iii) other indebtedness in the ordinary course of business not exceeding in the aggregate $200,000 per annum on account of incidentals or services supplied or furnished to the Transferor; provided, that the obligations of the Transferor to Certificateholders hereunder, solely with respect to the payment of interest and the repayment of principal under such Certificate, shall be payable solely from the Trust Assets in accordance herewith and the Certificateholders shall not look to any other property or assets of the Transferor or any other Person in respect of such obligations, and such obligations shall not constitute a claim against the Transferor or any other Person in the event that the Trust Assets are insufficient to pay in full such interest and principal; provided, further, that the obligations of the Transferor to Certificateholders hereunder with respect to amounts other than interest and principal under the Certificates shall (subject to the proviso in the last sentence of Section 2.4(c) above), be payable from the Trust Assets or any other assets of the Transferor, except that all such obligations of the Transferor to Certificateholders shall (again subject to the above-described proviso) be suspended at any time that, and for so long as, the Transferor's assets are insufficient to pay in full such obligations, and that all such obligations are fully subordinated to the Transferor's obligations with respect to the payment of interest and principal under the Investor Certificates and the security interest of the Trustee in the Trust Assets with respect to such interest and principal obligations.

                      (l) No Transfer. The Transferor agrees that it shall not sell, assign, pledge, convey or otherwise transfer any Trust Asset, except for the transfer of the Trust Assets to the Trustee as provided herein, and shall defend and hold harmless the Trustee from any Adverse Claim in or to any Eligible Receivable transferred to the Trustee hereunder.

                      (m) No Other Business. The Transferor agrees to engage in no business other than the business contemplated hereunder and under the Receivables Purchase Agreement.

                      (n) Enforcement and No Modification of the Receivables Purchase Agreement. The Transferor agrees to take all action necessary and appropriate to enforce its rights and claims under the Receivables Purchase Agreement. The Transferor agrees not to amend or modify the Receivables Purchase Agreement unless the Transferor receives written confirmation from each Rating Agency that such amendment or modification will not result in a downgrade or withdrawal of the current ratings of the Certificates.

                      (o) Separate Business. The Transferor shall at all times
(a) to the extent the Transferor's office is located in the offices of Stone Container or any Affiliate of Stone Container, pay fair market rent, for its office space located in the offices of Stone Container or any Affiliate of Stone Container, (b) maintain the Transferor's books, financial statements, accounting records and other corporate documents and records separate from those of Stone Container or any other entity, (c) not commingle the Transferor's assets with those of Stone Container or any other entity, (d) act solely in its corporate name and through its own authorized officers and agents, (e) make investments directly or by brokers engaged and paid by the Transferor or its agents (provided that if any such agent is an Affiliate of the Transferor it shall be compensated at a fair market rate for its services), (f) separately manage the Transferor's liabilities from those of Stone Container or any Affiliates of Stone Container and pay its own liabilities, including all administrative expenses, from its own separate assets, except that Stone Container may pay the organizational expenses of the Transferor, and (g) pay from the Transferor's assets all obligations and indebtedness of any kind incurred by the Transferor. The Transferor shall abide by all corporate formalities, including the maintenance of current minute books, and the Transferor shall cause its financial statements to be prepared in accordance with generally accepted accounting principles in a manner that indicates the separate existence of the Transferor and its assets and liabilities. The Transferor shall pay (i) all its liabilities, (ii) not assume the liabilities of Stone Container or any Affiliate of Stone Container, and (iii) not guarantee the liabilities of Stone Container or any Affiliates of Stone Container. The officers and directors of the Transferor (as appropriate) shall make decisions with respect to the business and daily operations of the Transferor independent of and not dictated by any controlling entity.

                      (p) Corporate Documents. The Transferor shall not amend, alter, change or repeal its Certificate of Incorporation without the prior written confirmation by each Rating Agency that such amendment, alteration, change or repeal will not result in such Rating Agency reducing or withdrawing its rating on any outstanding Series. The Transferor shall promptly provide to the Trustee a copy of such written confirmation together with a copy of the Certificate of Incorporation as so amended, altered, changed or repealed.

                      (q) ERISA. The Transferor shall promptly give the Trustee written notice of the following events, as soon as possible and in any event within 30 days after the Transferor or any of its ERISA Affiliates knows or has reason to know thereof: (i) the occurrence or expected occurrence of any Reportable Event with respect to any Plan to which the Transferor or any of its ERISA Affiliates contributes, or any withdrawal by the Transferor or any of its ERISA Affiliates from, or the termination, Reorganization or Insolvency of any Multiemployer Plan to which the Transferor or any of its ERISA Affiliates contributes or to which contributions have been required to be made by the Transferor or such ERISA Affiliate during the preceding five years or (ii) the institution of proceedings or the taking of any other action by the PBGC or the Transferor or any of its ERISA Affiliates or any such Multiemployer Plan with respect to the withdrawal by the Transferor or any ERISA Affiliates from, or the termination of any such Plan or Multiemployer Plan or the Reorganization or Insolvency of, any such Multiemployer Plan.

                      (r) Keeping of Records and Books of Account. The Transferor will keep proper books of record and account in which full and correct entries shall be made of all financial transactions and the assets and business of the Transferor in accordance with generally accepted accounting principles consistently applied. The Transferor will (or will cause the Servicer to) implement and maintain administrative and operating procedures (including, without limitation, an ability to recreate records evidencing the Receivables in the event of the destruction of any original records) to keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the daily identification of each new Receivable and Collections of and adjustments to each existing Receivable).

                      (s) Accuracy of Information. All written information furnished on and after the Initial Closing Date by the Transferor to the Servicer or the Trustee pursuant to or in connection with any Transaction Document or any transaction contemplated herein or therein shall not contain any untrue statement of a material fact or omit to state material facts necessary to make the statements made not misleading, in each case in light of the circumstances under which such statements were made or such information was furnished.

                      (t) Location of Records and Offices. The Transferor shall keep its principal place of business and chief executive office, and the Transferor shall cause the Servicer to keep substantially all records, and other agreements related to the Receivables and the related Contracts (and all original documents relating thereto), at the addresses referred to in Schedule 2 or, upon not less than 30 days' prior written notice given by the Transferor to the Servicer and the Trustee at such other locations in jurisdictions where all action required pursuant to Section 2.1(b) shall have been taken and completed (except that purchase orders may be located at the specific plants where the goods giving rise to any Receivables were manufactured and/or processed). The Transferor shall at all times maintain its chief executive offices within the United States of America, and will cause the Servicer to maintain at all times each office from which the Servicer services, collects or administers Receivables and related Contracts and the Servicer's chief executive offices within the United States of America in any of the states thereof other than the states of Colorado, Kansas, New Mexico, Oklahoma, Utah or Wyoming.

                      (u) No Liens. Except for the transfers hereunder and the security interest granted pursuant to Section 2.01(d), the Transferor will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on, any Trust Asset or any other property or asset of the Transferor, whether now existing or hereafter created, or any interest therein, and the Transferor shall defend the right, title and interest of the Trust in and to the Trust Assets, whether now existing or hereafter created, against all claims of third parties claiming through or under the Transferor.

               Section 2.7 Authentication of Certificates. Pursuant to the request of the Transferor, the Trustee shall cause Certificates in authorized denominations evidencing the entire beneficial ownership of the Trust to be duly authenticated and delivered to or upon the order of the Transferor, which authentication and delivery shall occur in accordance with Sections 6.2 and 6.8.

               Section 2.8 Tax Treatment. The Transferor has entered into this Agreement, and the Investor Certificates have been (or will be) issued, with the intention that such Investor Certificates will qualify under applicable tax law as indebtedness. The Transferor, the Trustee and the Servicer and each Investor Certificateholder by acceptance of its Investor Certificate and each Certificate Owner by acquiring an interest in an Investor Certificate agrees to treat the Investor Certificates (other than any Investor Certificate held by the Transferor) as indebtedness, for purposes of Federal, state and local income or franchise taxes and for any other tax imposed on or measured by income. In accordance with the foregoing, except as otherwise required by law the Transferor agrees that it will report its income for such Federal, state, and local income or franchise taxes, or for other taxes on or measured by income, on the basis that it is the owner of the Receivables. Furthermore, unless otherwise required by law, the Trustee hereby agrees to treat the Trust as a security device only, and shall not file tax returns or obtain an employer identification number on behalf of the Trust.

               Section 2.9 Cancellation of the Certificates of any Series. The Transferor or any of its Affiliates may (with the consent of the Holders of the Certificates being acquired) acquire any Certificate of any Series and deliver it to the Trustee for cancellation under this Section. Upon such delivery, the Trustee shall cause the Transfer Agent and Registrar to cancel such Investor Certificate and such Investor Certificate shall be disposed of in a manner satisfactory to the Trustee. As a result of such delivery and cancellation, the Transferor Amount shall be increased by the principal amount of such Investor Certificate and the Invested Percentages with respect to such Series, and any other defined term herein (including in the applicable Supplement), the definition of which depends upon an assumption that such Investor Certificate had been issued as a part of such Series, shall be recomputed on the basis of the assumption that such Investor Certificate had not been issued as part of such Series. Upon such delivery, such Certificate shall be accompanied by an Officer's Certificate of the Transferor stating the recomputed amounts of the defined terms referred to in the preceding sentence.

               Section 2.10 Separate Corporate Existence. The Transferor hereby acknowledges that the Trustee and the Investor Certificateholders are, and will be, entering into the transactions contemplated by the Transaction Documents in reliance upon the Transferor's identity as a legal entity separate from Stone Container and any other Person. Therefore, from and after the Initial Closing Date, the Transferor shall take all reasonable steps to continue its identity as a separate legal entity and to make it apparent to third Persons that the Transferor is an entity with assets and liabilities distinct from those of Stone Container and any other Person, and that the Transferor is not a division of Stone Container or any other Person. Without limiting the generality of the foregoing, the Transferor shall take such actions as shall be required in order that:

                         (i) The Transferor will maintain its own board of directors;

                         (ii) Not less than one member of the Transferor's board of directors will be an Independent Director. The Transferor's board of directors will not approve, or take any other action to cause the filing of, a voluntary bankruptcy petition with respect to the Transferor unless the Independent Director and all other members of the Transferor's board of directors unanimously approve the taking of such action in writing prior to the taking of such action;

                         (iii) The Transferor will restrict its Independent Director from at any time serving as a trustee in bankruptcy for any Affiliate;

                         (iv) The Transferor will compensate each of its employees, consultants and agents from the Transferor's own funds for services provided to the Transferor, it being understood that this clause (iv) shall not limit payments of the Servicing Fee. The Transferor will not act as agent for the Servicer and will engage no agents other than a Servicer for the Receivables, which Servicer will be fully compensated for its services hereunder by payment of the Servicing Fee, placement agents for the placement of Certificates and accountants and attorneys who, except to the extent provided otherwise below in clause (v), will be compensated by the Transferor for their fees and other charges as agreed to by the Transferor and such placement agents, accountants or attorneys (as applicable);

                         (v) The Transferor will not incur any material indirect or overhead expenses for items shared between the Transferor and any Affiliate, other than shared items of expenses not reflected in the Servicing Fee, such as legal, auditing and other professional services, that will be allocated on a basis reasonably related to the actual use or the value of services rendered, it being understood that Stone Container may pay all expenses relating to the preparation, negotiation, execution and delivery of the Transaction Documents, including, without limitation, legal, commitment, agency and other fees; provided, further, that other than pursuant to this Agreement, the Transferor will not engage in any other transactions with the Servicer;

                         (vi) The Transferor's operating expenses or liabilities will not be paid by any Affiliate, including guarantees or advancements of funds from the Servicer, recognizing that certain organizational expenses of the Transferor and expenses relating to creation and initial implementation of the transactions contemplated by the Transaction Documents, however, have been or shall be paid by Stone Container;

                         (vii) The Transferor will conduct its business at an office separate from the offices of each Affiliate, which office of the Transferor may consist of office space shared with an Affiliate.

                         (viii) The Transferor will maintain corporate records and books of account separate from those of every Affiliate, and stationery and other business forms that are separate and distinct from those of every Affiliate and will only conduct business under its own name;

                         (ix) Any financial statements of any Affiliate which are consolidated to include the Transferor will contain detailed notes clearly stating that the Transferor is a separate corporate entity and that its assets will be available first and foremost to satisfy the claims of its own creditors;

                         (x) The Transferor's assets and liabilities will be maintained in a manner that facilitates their identification and segregation from those of any Affiliate and, in a manner such that it will not be difficult or costly to segregate or ascertain, and otherwise identify the individual assets and liabilities of the Transferor on the one hand, from those of Stone Container or any Affiliate on the other hand;

                         (xi) The Transferor will strictly observe corporate formalities in its dealings with each Affiliate, and funds or other assets of the Transferor will not be commingled with those of any Affiliates (other than funds in the Collection Account payable to the Transferor as Holder of the Transferor Certificate). The Transferor shall not maintain joint bank accounts or other depository accounts to which any Affiliate (other than Stone Container in its capacity as Servicer) has independent access;

                         (xii) The Transferor shall not, directly or indirectly, be named and shall not enter into an agreement to be named as a direct or contingent beneficiary or loss payee on any insurance policy with respect to any loss relating to the property of an Affiliate;

                         (xiii) Any transaction between the Transferor and an Affiliate will be fair and equitable to the Transferor, will be the type of transaction which would be entered into by a prudent Person in the position of the Transferor with an Affiliate, and will be on terms which are at least as favorable as may be obtained from a Person which is not an Affiliate;

                         (xiv) Any Affiliate that renders or otherwise furnishes services to the Transferor will be compensated by the Transferor at market rates for such services;

                         (xv) Neither the Transferor nor any Affiliate will be or will hold itself out to be responsible for the debts of the other; and

                         (xvi) The duly elected Board of Directors of the Transferor and the Transferor's duly appointed officers shall at all times have sole authority to control decisions and actions with respect to the daily business affairs of the Transferor.

               The covenants set forth in this Section 2.10 shall survive the transfer and assignment of the Receivables to the Trustee. Upon discovery by the Transferor or the Servicer or the Trustee of a breach of any of the foregoing covenants, the party discovering such breach shall give written notice to the other parties to this Agreement immediately following such discovery.

                               [END OF ARTICLE II]


                                  ARTICLE III

                          ADMINISTRATION AND SERVICING

                                 OF RECEIVABLES

               Section 3.1 Acceptance of Appointment and Other Matters Relating to the Servicer.

                      (a) Stone Container agrees to act, and is hereby appointed by the Transferor and the Trustee to act, as the Servicer under this Agreement, and all Certificateholders, including the Transferor, by their acceptance of the Certificates consent to Stone Container's acting as Servicer. The Servicer shall supervise the servicing and administration of the Receivables and shall supervise the collection of payments due under the Receivables in accordance with (i) prudent standards and its customary and usual servicing procedures for servicing receivables owned by it and comparable to the Receivables and in accordance with the Credit and Collection Policy and (ii) the standard set forth in clause (ii) of the definition of "Eligible Servicer" in Annex X hereto (which standard the Servicer represents is not inconsistent with the standard set forth in clause (i) above) and shall have full power and authority to do any and all things in connection with such servicing and administration which it may deem necessary or desirable; provided, however, that if Stone Container is no longer the Servicer, the Servicer shall service the Receivables in accordance with the standards that would be employed by a prudent institution in servicing comparable receivables for its own account. The Servicer will be responsible on a daily basis for servicing, managing and accepting or collecting payments on the Receivables; provided, however, that the Servicer will hold such collections in trust for the benefit of the Certificateholders. Servicing activities performed by the Servicer with respect to the Receivables shall include collecting and recording payments, communicating with obligors, investigating payment delinquencies, providing billing records to Obligors and maintaining internal records. Managerial and custodial services performed by the Servicer shall include providing assistance in any inspections of the documents and records relating to the Receivables by the Trustee to the extent provided in this Agreement, maintaining the agreements, documents and files relating to the Receivables as custodian and providing related data processing and reporting services for Certificateholders and on behalf of the Trustee to the extent provided in this Agreement. Without limiting the generality of the foregoing and subject to Article X, the Servicer is hereby authorized and empowered (i) to instruct the Trustee to make withdrawals and payments from the Collection Account and Excess Funding Account and any other applicable account established pursuant to this Agreement (including any Supplement) as set forth in this Agreement (including any Supplement), (ii) to execute and deliver, on behalf of the Trustee for the benefit of the Certificateholders, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Receivables and, after the delinquency of any Receivable and to the extent permitted under and in compliance with applicable law and regulations, to commence enforcement proceedings with respect to such Receivable, and (iii) to make any filings, reports, notices, applications, registrations with, and to seek any consent or authorizations from, the Securities and Exchange Commission and any state securities authority on behalf of the Trust as may be necessary or advisable to comply with any Federal or state securities or reporting requirements or laws.

                      (b) The Servicer shall not, and no Successor Servicer shall, be obligated to use separate servicing procedures (except as may be specified herein), offices or employees for servicing the Receivables from the procedures, offices or employees used by the Servicer or such Successor Servicer, as the case may be, in connection with servicing other receivables of the same type.

                      (c) The Servicer shall, on behalf of the Transferor, the Trustee and the Investor Certificateholders, enforce their respective rights and interest in and under the Receivables and the related Contracts. If Stone Container is not the Servicer, Stone Container shall promptly deliver to the Servicer, at Stone Container's expense, and the Servicer shall hold in trust for the Transferor, the Trustee and the Investor Certificateholders in accordance with their respective interests, all books and records, files, documents, instruments and records (including, without limitation, computer tapes or disks and microfiche lists) that evidence or relate to Receivables.

                      (d) In the event that the Transferor is unable for any reason to transfer Receivables to the Trustee in accordance with the provisions of this Agreement (including, without limitation, by reason of any court of competent jurisdiction ordering that the Transferor not transfer any additional Receivables to the Trustee) then, in any such event, (A) the Servicer agrees to allocate and pay to the Trustee, after the date of such inability, all Collections with respect to Receivables transferred to the Trustee prior to the occurrence of such event; and (B) the Servicer agrees to have such amounts applied as Collections in accordance with Section 4.3.

                      (e) Obligors shall be instructed by the Transferor or the Servicer to make all payments on the Receivables to Lock-Box Accounts maintained by Lock-Box Banks pursuant to Lock-Box Agreements; provided, however, that if, notwithstanding instructions to the contrary given to any Obligor, Collections from such Obligor are received by the Servicer, such Collections shall be deposited in the Collection Account by the Servicer immediately upon receipt of such funds; provided further, that the Servicer shall not be considered in breach of the obligation set forth in this sentence to the extent that a payment received by the Servicer is not so deposited because such payment relates to a Disputed Item.

                      (f) The Servicer or, in the event that there is a Successor Servicer, Stone Container shall have the power revocable by the Trustee to instruct each Lock-Box Bank to make withdrawals from the Lock-Box Accounts in accordance with this Agreement. All Collections on Receivables of amounts due and owing will, pending instructions by the Servicer for transfer to the Collection Account, be deposited in or held in the Lock-Box Account by the

Servicer in the name of the Trustee and shall be remitted to the Collection Account not later than one Business Day after such deposits become available funds; provided, however, that the Servicer shall not be considered in breach of the obligation set forth in this sentence to the extent that a payment received by the Servicer is not so deposited because such payment relates to a Disputed Item.

                      (g) The Servicer shall take all reasonable action necessary to assure that its computer based systems are able to operate and effectively process data including dates on or after January 1, 2000.

               Section 3.2 Servicing Compensation. As compensation for its servicing activities hereunder and reimbursement for its expenses as set forth in the immediately following paragraph, the Servicer shall be entitled to receive a servicing fee in respect of each day prior to the Final Trust Termination Date (the "Servicing Fee"), equal to the product of (i) one-twelfth,
(ii) the Servicing Fee Percentage and (iii) the Unpaid Balances of the Receivables as of the first day of the immediately preceding Settlement Period.

               The share of the Servicing Fee allocable to each Series with respect to any date of payment shall be equal to the product of (i) the Servicing Fee and (ii) the fraction where the numerator is the Invested Amount for the Series and the denominator is the Aggregate Invested Amount as of the first day of the immediately preceding Settlement Period. Any Servicing Fees shall be payable to the Servicer solely pursuant to the terms of, and to the extent amounts are available for payment as provided in, the Supplement relating to any Series.

               The Servicer's expenses include the amounts due to the Trustee pursuant to Section 11.5, the reasonable fees and disbursements of independent accountants, all other expenses incurred by the Servicer in connection with its activities hereunder, and all other fees and expenses of the Trust not expressly stated herein to be for the account of the Certificateholders; provided that in no event shall the Servicer be liable for any Federal, state or local tax, or any interest or penalties with respect thereto, assessed on the Trust, the Trustee or the Certificateholders except as expressly provided herein. In the event that the Servicer fails to pay the amounts due to the Trustee pursuant to
Section 11.5, the Trustee shall be entitled to deduct and receive such amounts from the Servicing Fee, prior to the payment thereof to the Servicer. The Servicer shall be required to pay expenses for its own account and shall not be entitled to any payment or reimbursement therefor other than the Servicing Fee.

               Section 3.3 Representations, Warranties and Covenants of the Servicer. Stone Container, as initial Servicer, and any Successor Servicer by its appointment hereunder, hereby represent and warrant, in the case of the initial Servicer, as of the Initial Closing Date and, with respect to any Series as of the date of any Supplement and the related Closing Date, and in the case of any Successor Servicer, as of the date of its appointment and, with respect to any Series issued after such date, as of the date of the related Supplement and the related Closing Date, in each case unless otherwise stated in such Supplement, and covenant until (i) the Aggregate Invested Amount is reduced to zero, (ii) the Investor Certificateholders shall have received all accrued interest on the applicable Certificates, and (iii) all obligations of the Transferor and the Servicer to the Investor Certificateholders or payable or distributable to any Secured Party under this Agreement shall have been finally and fully paid and performed.

                      (a) Organization and Good Standing. The Servicer is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, and has full power, authority and legal right to execute, deliver and perform its obligations under this Agreement and any Supplement and, in all material respects, to own its property and conduct its business as such properties are presently owned and as such business is presently conducted.

                      (b) Due Qualification. The Servicer is duly qualified to do business and is in good standing as a foreign corporation (or is exempt from such requirements), and has obtained all necessary licenses and approvals in each jurisdiction in which the failure to obtain such license, approval or qualification would have a material adverse affect upon the Certificateholders or upon the ability of the Servicer to perform its obligations under this Agreement.

                      (c) Due Authorization. The execution, delivery and performance by the Servicer of this Agreement and any Supplement, and the consummation by the Servicer of the transactions provided in this Agreement and any Supplement, have been duly authorized by all necessary corporate action on the part of the Servicer.

                      (d) Binding Obligation. Each of this Agreement and any Supplement constitute legal, valid and binding obligation of the Servicer, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect, relating to the enforcement of creditors' rights in general and, with respect to any Successor Servicer which is a national banking association, the rights of creditors of national banks under Federal law and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).

                      (e) No Violation. The execution and delivery of this Agreement and any Supplement by the Servicer, and the performance by the Servicer of the transactions contemplated by this Agreement and any Supplement and the fulfillment by the Servicer of the terms hereof applicable to the Servicer, will not conflict with, violate any provision of, require any filing (except for certain filings required by the UCC), registration, consent or approval under, any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to the Servicer, or the Certificate of Incorporation or Bylaws of the Servicer, except for such filings, registrations, consents or approvals as have already been obtained and are in full force and effect and except for such violations which would not materially and adversely affect the performance by the Servicer of such transactions and the fulfillment by the Servicer of such terms (and except that the Servicer makes no representation or warranty regarding state securities or "blue sky" laws), or result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Servicer is a party or by which it is bound.

                      (f) No Proceeding. There are no proceedings or investigations pending or, to the best knowledge of the Servicer, threatened against the Servicer before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (i) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement or any Supplement, (ii) seeking any determination or ruling that, in the reasonable judgment of the Servicer, would materially and adversely affect the performance by the Servicer of its obligations under this Agreement or any Supplement, or (iii) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or any Supplement.

                      (g) Compliance with Requirements of Law. The Servicer shall duly satisfy all obligations on its part be fulfilled under or in connection with the Receivables, will maintain in effect all qualifications required under requirements of law in order to service properly the Receivables and will comply in all material respects with all requirements of law in connection with servicing the Receivables, the failure to maintain or to comply with which would have a material adverse effect on the holders of any Series of Investor Certificates.

                      (h) No Rescission or Cancellation. The Servicer shall not permit any rescission or cancellation of a Receivable or a related Contract, except as ordered by a court of competent jurisdiction or other governmental authority and except in the ordinary course of business and in accordance with the Credit and Collection Policies of the Servicer.

                      (i) Protection of Certificateholders' Rights. The Servicer shall take no action which, nor omit to take any action the omission of which, would materially impair the rights of Investor Certificateholders in any Receivable, except, if no Event of Termination shall have occurred and be continuing, to (a) extend the maturity of a Receivable to 60 days or more from the Processing Date or (b) adjust the Unpaid Balance of any Receivable as it may deem appropriate to maximize Collections thereof and to adjust the Unpaid Balance of any Receivable to reflect Dilutive Credits, both in accordance with the applicable Credit and Collection Policy.

                      (j) All Consents Required. All approvals, authorizations, consents, orders or other actions of any Person or of any Governmental Authority required in connection with the execution and delivery by the Servicer of this Agreement and any Supplement, the performance by the Servicer of the transactions contemplated by this Agreement and any Supplement and the fulfillment by the Servicer of the terms hereof and thereof have been obtained, where the failure to obtain the same would have a material adverse effect on the holders of any Series of investor certificates; provided, however, that the Servicer makes no representation or warranty regarding state securities or "blue sky" laws.

                      (k) Extension or Amendment of Receivables; Change in Credit and Collection Policy or Contracts. The Servicer will not, without written confirmation from each Rating Agency that the rating on any Series of Certificates will not be adversely affected (i) permit the Transferor to make any material changes in the Credit and Collection Policy (including the Servicer's written Credit and Collection Policy in effect as of the Initial Closing Date and attached hereto as Exhibit C) or (ii) amend, modify or waive, or permit the Transferor to amend, modify or waive, any term or condition of any related Contract, which extension, amendment, modification, waiver or change, would, individually or in the aggregate (A) materially change the credit standing required of the Obligors, (B) have a substantial likelihood of having a material adverse effect on any Investor Certificateholders, or (C) cause a Receivable that would otherwise not be an Eligible Receivable to continue to be or to become an Eligible Receivable.

                      (l) No Change in Ability to Service. With respect to the initial Servicer only, since the Initial Closing Date, there has been no material adverse change in the ability of the Servicer to service and collect the Receivables.

                      (m) Lock-Box Banks. The Servicer and any Successor Servicer shall direct each Lock-Box Bank to make payments to the Collection Account.

                      (n) Keeping of Records and Books of Account. The Servicer shall maintain and implement administrative and operating procedures (including, without limitation, the ability to create records evidencing the Receivables in the event of the destruction of the originals thereof), and keep and maintain all documents, books, microfiche, computer records and other information reasonably necessary or advisable for the collection of all the Receivables. Such documents, books and records, microfiche lists, computer files, tapes or disks shall reflect all payments and credits with respect to the Receivables and the computer records shall be clearly marked to show the interests of the Trustee in the Receivables.

                      (o) Performance and Compliance with Sellers' Contracts. The Servicer shall or, if Stone Container is no longer the Servicer, each Seller shall timely and fully perform and comply with all material provisions, covenants and other promises required to be observed by it under the Contracts related to the Receivables.

                      (p) No Servicer Default. No Servicer Default has occurred and is continuing.

                      (q) No Event of Termination. No Event of Termination has occurred and is continuing.

                      (r) Maintenance of Privileges. The Servicer shall maintain all of its rights, powers and privileges material to the collectibility of the Receivables.

                      (s) Accuracy of Information. All written information furnished on and after the Initial Closing Date by the Servicer to the Transferor or the Trustee pursuant to or in connection with any Transaction Document or any transaction contemplated herein or therein shall not contain any untrue statement of a material fact or omit to state material facts necessary to make the statements made not misleading, in each case in light of the circumstances under which such statements were made or such information was furnished.

               Section 3.4 Reports and Records for the Trustee; Bank Account Statements.

                      (a) Daily Records. Upon reasonable prior notice by the Trustee, the Servicer shall make available at an office of the Servicer, selected by the Servicer for inspection by the Trustee or its agent on a Business Day during the Servicer's normal business hours a record setting forth
(i) the Collections on each Receivable and (ii) the Unpaid Balance of Receivables for the Business Day preceding the date of the inspection. The Servicer shall, at all times, maintain its computer files with respect to the Receivables in such a manner so that the Receivables will be specifically identified and, upon reasonable prior request of the Trustee, shall make available to the Trustee, at an office of the Servicer selected by the Servicer, on any

Business Day during the Servicer's normal business hours any computer programs necessary to make such identification.


                      (b) Daily Report.

                         (i) On each Business Day, the Servicer shall prepare, or, if Stone Container is not the Servicer, Stone Container and the Successor Servicer shall prepare, a completed Daily Report substantially in the form attached hereto as Exhibit B.

                         (ii) The Servicer (or if Stone Container is not the Servicer, Stone Container and the Successor Servicer) shall deliver to the Trustee the Daily Report by 10:00 a.m., St. Louis City time, on each Business Day with respect to activity in the Receivables for the prior Business Day (or, in the case of a Daily Report delivered on the second Business Day following a Saturday, Sunday or other non-Business Day, the aggregate activity for the preceding Business Day and such non-Business Days).

                      (c) Settlement Statement. By each Determination Date, the Servicer shall, or if Stone Container is not the Servicer, Stone Container and the Successor Servicer shall, with information provided by Stone Container, which Stone Container agrees to provide, perform the calculations to be made on such Determination Date and reported on the related Settlement Statement and, prior to 10:00 a.m., St. Louis City time, on, the Determination Date, deliver to the Trustee, the Rating Agencies, each Investor Certificateholder and Stone Container (if prepared by a Successor Servicer), the Settlement Statement substantially in the form attached hereto as Exhibit D for the related Settlement Period in accordance with the provisions of Section 5.2(a).

               Section 3.5 [Reserved]

               Section 3.6 Annual Independent Public Accountants' Servicing Report. The Servicer shall deliver to the Trustee:

                      (a) As soon as available and in any event within one-hundred five (105) days after the end of each fiscal year of the Servicer, a copy of the annual statements of income and cash flows for the Servicer for such fiscal year and the related balance sheet as at the end of such fiscal year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year and prepared in accordance with GAAP consistently applied (except for such changes in application which are approved by the Servicer's independent public accountants and disclosed therein), accompanied by an opinion of Ernst & Young or other independent public accountants selected by the Servicer, together with a certificate from the Servicer's independent public accountants confirming that, in conducting such audit, nothing came to their attention which caused them to believe that the Servicer was not in compliance with this Agreement insofar as it relates to accounting matters, with the understanding that such audit was not directed primarily toward obtaining knowledge of such noncompliance;

                      (b) As soon as available and in any event within sixty
(60) days after the end of the first three fiscal quarters of each fiscal year of the Servicer, a copy of (A) the unaudited statement of income and cash flows of the Servicer for such fiscal quarter and for the period from the beginning of the respective fiscal year to the end of such fiscal quarter, and (B) an unaudited balance sheet of the Servicer as at the end of such fiscal quarter; setting forth in each case in comparative form the corresponding figures for the preceding fiscal year and all of the foregoing prepared in accordance with GAAP consistently applied (except for such changes in application which are approved by the Servicer's financial officer preparing such statements and disclosed therein);

                      (c) Within one hundred five (105) days after the end of each fiscal year of the Transferor, a report with respect to the Transaction Documents by Ernst & Young or any other firm of independent public accountants. Each such report shall state that the accountants have compared the amounts contained in a sample of Daily Reports and Settlement Statements randomly selected from all Daily Reports and Settlement Statements delivered to the Trustee during the period covered by such report with the records (including computer records) from which such amounts were derived and that, on the basis of such comparison, such accountants are of the opinion that the amounts are in agreement with such documents and records, except for such exceptions as they believe to be immaterial and such other exceptions as shall be set forth in such report; and

                      (d) Contemporaneously with the furnishing of a copy of each annual and quarterly report provided for in Sections 3.6(a) and 3.6(b), respectively, a certificate dated the date of delivery and signed by a Responsible Officer of the Servicer, which certificate shall state that said financial statements fairly present the financial position and results of operations of the Servicer in accordance with GAAP consistently applied (except for such changes in application identified in such certificate which are approved by the Transferor's independent public accountants or, in the case of the quarterly reports, by such officer and further subject to normal year-end adjustments) and that such Responsible Officer has reviewed the relevant terms of the Agreement and has made, or caused to be made under such Responsible Officer's supervision, a review of the Transferor's activities during the period covered by the statements then being furnished, and that the review has not disclosed the existence of an Event of Termination, or if there is such an event, describing it and the steps, if any, taken or being taken to cure it.

               Section 3.7 [Reserved]

               Section 3.8 Notices to the Transferor, Trustee and Rating Agencies. The Servicer shall deliver or make available to the Transferor each certificate and report required to be prepared, forwarded or delivered pursuant to Sections 3.4 and 3.6. The Servicer shall also deliver and make available to the Trustee and the Rating Agencies each certificate and report required to be prepared, forwarded or delivered pursuant to Section 3.6.

                              [END OF ARTICLE III]

                                   ARTICLE IV

         RIGHTS OF CERTIFICATEHOLDERS AND ALLOCATION AND APPLICATION OF
                                  COLLECTIONS

               Section 4.1 Rights of Certificateholders. Each Series shall represent an Undivided Interest in the Trust Assets, and the right to receive Collections and other amounts at the times and in the amounts specified in this
Article IV to be deposited in the Collection Account, transferred to the applicable Series Collection Subaccount, and pursuant to the applicable Supplement, to be paid to or on behalf of the Investor Certificateholders (the "Investor Interest"). The Transferor Certificate shall represent the remaining interest in the Trust Assets, including the right to receive Collections and other amounts at the times and in the amounts specified in this Article IV (as supplemented by any Supplement) to be paid to or on behalf of the Holder of the Transferor Certificate (the "Transferor Interest"); provided, however, that such certificate shall not represent any interest in the Collection Account (except to the extent provided in this Agreement and any applicable Supplement) and neither the Transferor nor the Servicer shall have the right to withdraw funds from the Collection Account or to receive funds on deposit therein except as and when provided by this Agreement, including any Supplement.

               Section 4.2 Establishment of Collection Account and Excess Funding Account.

                      (a) The Collection Account. The Trustee, for the benefit of the Investor Certificateholders of each Series and the holder of the Transferor Certificate, shall establish or shall cause to be established and maintained, in the name of the Trustee, on behalf of the Trust, a fully segregated trust account (which may include one or more subaccounts) with an Eligible Institution (the "Collection Account"). The Collection Account shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders. An "Eligible Institution" means a depositary institution, which may include the Trustee or any of its affiliates, organized under the laws of the United States or any one of the States thereof including the District of Columbia (or any domestic branches of foreign banks), which either (i) at all times has a long-term unsecured debt rating of at least "AAA" or its equivalent by the applicable Rating Agency and which is a member of the Federal Deposit Insurance Corporation (the "FDIC") or (ii) maintains the applicable account as a fully segregated trust account with the trust department of such institution and is rated the equivalent of "BBB-" or "A-3" or higher by the applicable Rating Agency. Except as provided in this Agreement, the Collection Account shall be under the sole dominion and control of the Trustee for the benefit of the Investor Certificateholders of each Series and the holder of the Transferor Certificate. If, at any time, a Responsible Officer of the Trustee has actual knowledge that the institution holding the Collection Account ceases to be an Eligible Institution, the Trustee shall within 30 days of a Responsible Officer of the Trustee's learning of such event, establish a new Collection Account meeting the conditions specified above with an Eligible Institution, transfer any cash and/or any investments to such new Collection Account and from the date such new Collection Account is established, it shall be the "Collection Account." Funds on deposit in the Collection Account (other than certain amounts specified by the Agreement) shall at the direction of the Servicer as agent for the Transferor be invested by the Trustee solely in Permitted Investments. "Permitted Investments" mean (a) negotiable instruments or securities represented by instruments in bearer or registered form which evidence (1) obligations fully guaranteed as to timely payment by the United States of America; (2) certificates of deposits of, or bankers, acceptances (having original maturities of no more than 180 days) issued by, any depositary institution or trust company, subject to supervision or examination by Federal or state banking or depositary institution authorities; provided, however, that at the time of the Trust's investment or contractual commitment to invest therein, such depositary institution or trust company shall have a credit rating with respect to commercial paper of at least "A-1+" by S&P and in the highest available rating category applicable to commercial paper if rated by any other applicable Rating Agency, and a rating of not lower than "AAA" or its equivalent by the applicable Rating Agency, in the case of long-term unsecured debt obligations, or such deposits are fully insured by the FDIC; (3) commercial paper (having original maturities of not more than 180 days) having, at the time of the Trust's investment or contractual commitment to invest therein, a rating of at least "A-1+" by S&P and in the highest available rating category applicable to money market funds if rated by any other applicable Rating Agency;
(4) investments in money market funds having a rating of at least "AAAm" by S&P and in the highest available rating category applicable to money market funds if rated by any other applicable Rating Agency; (5) any "institution funds" or "bank funds" that are comprised of assets listed in clauses (1) - (4) above; and
(6) any other investment, if the Rating Agencies confirm in writing that such investment will not adversely affect any ratings with respect to any Series of investor certificates, and which shall be acceptable to the Trustee and (b) demand deposits or time deposits in the name of the Trust or the Trustee in any depositary institution or trust company referred to in (a)(2) above.

                      (b) The Excess Funding Account. The Trustee, for the benefit of the holders of each Series of Investor Certificates and the Transferor Certificate, shall establish or shall cause to be established and maintained with the same Eligible Institution maintaining the Collection Account in accordance with subparagraph (a), in the name of the Trustee, on behalf of the Certificateholders, a fully segregated trust account with the trust department of such institution (the "Excess Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders of each Series of Investor Certificates and the Transferor Certificate. Except as provided in this Agreement, the Excess Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Investor Certificateholders of each Series, and the Transferor. If, at any time, a Responsible Officer of the Trustee has actual knowledge that the institution holding the Excess Funding Account ceases to be an Eligible Institution, the Trustee shall, concurrently with the establishment of a new Collection Account in accordance with subparagraph (a), establish a new Excess Funding Account meeting the conditions specified above with the same Eligible Institution, transfer any cash and/or any investments to such new Excess Funding Account and from the date such new Excess Funding Account is established, it shall be the "Excess Funding Account." All interests and earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account shall constitute Trust Assets and shall be included in determining compliance with the Minimum Transferor Amount. Pursuant to the authority granted to the Servicer pursuant to the Agreement, the Servicer shall have the power revocable by the Trustee to instruct the Trustee to make withdrawals and payments from the Excess Funding Account for the purposes of carrying out the Servicer's duties thereunder. Neither the Transferor nor the Servicer, nor any Person claiming by, through or under the Transferor or the Servicer, shall have any right, title or interest in, or any right to withdraw any amount from, the Excess Funding Account except to the extent provided in this Agreement. In the event that a series has entered into its Amortization Period (or the terms of the related Supplement otherwise provide for a repayment of principal prior to commencement of the actual Amortization Period), a pro rata amount of the balance on deposit in the Excess Funding Account, based on the Invested Percentage of such Series on the Amortization Period Commencement Date relating to such Series adjusted for any Series that has already received its pro rata position, shall be deposited in the related Series Principal Collection Sub-subaccount to be distributed as Principal Collection in respect of such Series in amortization or with respect to which such other repayment of principal is occurring, in each case as provided in the related Supplement.

                      (c) Administration of the Collection Account and the Excess Funding Account. Funds on deposit in the Collection Account (other than investment earnings and amounts deposited pursuant to Section 9.3 or Article
XII) shall at the direction of the Servicer, as agent for the Transferor, be invested by the Trustee in Permitted Investments that will mature so that such funds will be available prior to the Payment Date following such investment. Funds on deposit in the Excess Funding Account shall at the direction of the Servicer, as agent for the Transferor, be invested by the Trustee solely in Permitted Investments that will mature so that such funds will be available on the Business Day prior to the date on which the Transferor is expected to be entitled to release of such amounts by which the Transferor Amount exceeds the Minimum Transferor Amount, in accordance with the provisions of the applicable Supplement; provided, that once invested, no amounts may be released pursuant to the provisions of such applicable Supplement or otherwise until such Permitted Investments mature; provided however, that the Trustee may sell, liquidate or dispose of a Permitted Investment before its maturity at the written direction of the Servicer if such sale, liquidation or disposal would not result in a loss of all or part of the principal portion of such Permitted Investment or default occurs in the payment of principal, interest or any other amount with respect to such Eligible Investment. Subject to the proviso contained in the immediately preceding sentence, on any Payment Date on which the amount on deposit in the Excess Funding Account (after any deposits and withdrawals on such date) exceeds the Minimum Transferor Amount for such date (as indicated in the Settlement Statement), such excess shall be paid to the Transferor. Any funds on deposit in the Collection Account or the Excess Funding Account to be so invested shall be invested solely in Permitted Investments. Funds on deposit in the Collection Account or the Excess Funding Account shall be invested pursuant to the written instructions of the Servicer, which instructions shall certify that the funds requested to be invested may be so invested pursuant to the terms of this Agreement, and that the requested investment is a Permitted Investment which matures at or prior to the time required hereby. If not otherwise directed by the Servicer, the Trustee shall invest funds on deposit in the Collection Account or the Excess Funding Account in a money market fund sponsored by the Trustee that qualifies as a Permitted Investment. The Trustee shall not be liable, except in the case of any negligence, willful misconduct or bad faith of the Trustee, by reason of any insufficiency in the Collection Account or the Excess Funding Account resulting from any loss on any investment made in accordance with this Section 4.2. The Trustee shall maintain possession of the negotiable instruments or securities, if any, evidencing the Permitted Investments described in clause (a) of the definition thereof from the time of purchase thereof until maturity. All interest and earnings (net of losses and investment expenses) on funds on deposit in the Collection Account shall be paid by the Trustee to the Transferor on each Payment Date. Neither the Transferor nor the Servicer shall deposit any of their funds in the Collection Account or the Excess Funding Account at any time except for funds unconditionally required to be paid on account of the purchase price of Certificates or amounts otherwise deposited therein for the purpose of increasing the Transferor Amount; provided, however, that the Transferor shall be permitted to transfer funds to the Trust to repay any Series to the extent permitted by the terms of the related Supplement, including under Section 12.2, in connection with which the applicable Invested Amount shall be reduced and the Transferor Amount shall be increased accordingly.

                      (d) Identification of Collection Account and Excess Funding Account. Schedule 1, which is hereby incorporated into and made part of this Agreement, identifies the Collection Account and the Excess Funding Account by setting forth the account number of each such account, the account designation of each such account and the name and location of the institution with which each such account has been established.

               Section 4.3 Collections and Allocations.

                      (a) Collections. The Servicer will allocate, pay or deposit all Collections with respect to the Receivables (all of which Collections, subject to Section 4.9, shall be deemed to relate to, and to be received with respect to Net Eligible Receivables) for each Business Day as described in this Article IV. The Servicer shall allocate and, as indicated in
Section 4.3(b), deposit such Collections into the Collection Account (or in certain circumstances specified in Section 4.3(b) transfer Collections directly to the Transferor), as indicated in Section 4.3(b).

                      (b) Payments and Allocations. On each Business Day, the Servicer shall deposit or cause to be deposited the aggregate amount of Collections processed on such Business Day in available funds to the Collection Account. On each such Business Day, the Servicer shall determine with respect to each Series whether an Amortization Period has commenced on or prior to such Business Day, and based upon such determination, shall allocate such Collections to or among each Series (by transferring or instructing the Trustee in writing to transfer the same to the applicable Series Collection Subaccount) and the Transferor, based on the applicable Invested Percentage for such Series (and the related Transferor Percentage), as provided in the applicable Supplement and herein. Notwithstanding the foregoing, provided the Transferor Amount is not less than the Required Transferor Amount, Collections allocable to the Transferor with respect to any Series during the Revolving Period for that Series need not be deposited into the Collection Account but instead may be paid directly to the Transferor or as otherwise provided in the applicable Supplement.

               For the Transferor Certificate, the Servicer shall allocate, and pay to the Transferor an amount equal to the product of the Transferor Percentage on such Business Day and the aggregate amount of Collections for such Business Day; provided, however except as otherwise provided in Section 4.9: (i) if as of the close of the preceding Business Day, the Transferor Amount was less than the Minimum Transferor Amount, such Collections otherwise allocable to the Transferor shall instead be deposited in the Excess Funding Account up to an amount equal to such deficiency; and then (ii) the Servicer shall retain from such amounts on each Business Day an amount equal to the Transferor Percentage multiplied by the Servicing Fee accrued to such Business Day and not previously paid to or retained by the Servicer.

               The Servicer shall allocate, and the Trustee, acting in accordance with written instructions from the Servicer pursuant to the terms of this Agreement, shall immediately pay, or cause to be paid, to the Transferor (or, if a Supplement so provides, to the Collection Account, or any other account maintained pursuant to the terms of such Supplement), amounts held in the Excess Funding Account to the extent the Transferor Amount exceeds the Minimum Transferor Amount for such day.

                      (c) In the event an Amortization Period has commenced for any Series due to an Event of Termination and the allocation of Collections based on the determination of the Invested Percentage specified in the Supplement of the applicable Series results in Collections from Receivables not being allocable to any Series, such unallocated Collections will be deposited into the Series Principal Collection Sub-subaccount for all outstanding Series on a pro rata basis based on the Invested Percentage as defined in the Supplement of each Series.

               Section 4.4 Determinations of Interest With Respect to Investor Certificates. Interest payable to Investor Certificateholders shall be determined in the manner set forth in the related Supplement.

               Section 4.5 Payments of Principal to Investor Certificateholders. Payments of Principal Collections with respect to any Series shall be made in the manner set forth in the related Supplement.

               Section 4.6 [Reserved]

               Section 4.7 Misdirected Payments. In the event that the Servicer notifies the Trustee in writing that the Trustee or any Lock-Box Account, the Collection Account, the Excess Funding Account or any other account maintained for the benefit of Certificateholders has received amounts in respect of payments made by any Person on an account receivable or other obligation which has not been transferred to the Trust, the Trustee shall, as soon as practicable and as instructed in the most recently delivered Daily Report or Settlement Statement, forward such amounts, in the manner specified in writing by Stone Container, to Stone Container or such other Person as Stone Container designates and, pending the forwarding of such amounts, hold such amounts in trust for Stone Container or such other Person designated by Stone Container. The Trustee will, if requested in writing by Stone Container, acknowledge and confirm the foregoing to any Person designated by Stone Container. In the absence of such instructions, all such payments shall be deemed to relate to, and be received with respect to, Receivables. Upon each outstanding Series having entered into its respective Amortization Period, Receivables shall no longer be transferred by Stone Container to the Transferor or the Transferor to the Trustee, and any Collections received on any Receivables originated during the continuance of such Event of Termination, (i) shall not belong to the Trustee or any Investor Certificateholder or the Transferor, (ii) if received by the Trustee or any account which it controls shall be held in trust for the originator or other party entitled thereto, and (iii) shall be paid to the originator or other party entitled thereto as soon as is practicable.


                 THE REMAINDER OF ARTICLE IV SHALL BE SPECIFIED IN THE SUPPLEMENT WITH RESPECT TO EACH SERIES.
                 SUCH REMAINDER SHALL BE APPLICABLE ONLY TO THE
                   SERIES RELATING TO THE SUPPLEMENT IN WHICH
                             SUCH REMAINDER APPEARS.


                               [END OF ARTICLE IV]

                                   ARTICLE V

                          DISTRIBUTIONS AND REPORTS TO
                               CERTIFICATEHOLDERS


               Section 5.1 Distributions. On each Payment Date, the Paying Agent shall distribute (in accordance with the Settlement Statement delivered by the Servicer to the Trustee on the preceding Determination Date pursuant to Section 3.4(c)) to each Investor Certificateholder of record of any Series on the preceding Record Date (other than as provided in Section 12.3(b) hereof respecting a final distribution) such Certificateholder's pro rata share (based on the aggregate Undivided Interests represented by Investor Certificates of such Series held by such Certificateholder) of amounts on deposit in the Collection Account as are payable to the Investor Certificateholders of such Series pursuant to Sections 4.4 and 4.5. Such distribution shall be made by check mailed to each Certificateholder or, if so stated in any Supplement, by wire transfer to each Certificateholder so qualified as stated therein, except that if all Investor Certificates are registered in the name of CEDE & Co., the nominee registrar for The Depository Trust Company, such distribution to Investor Certificateholders shall be made in immediately available funds to The Depository Trust Company. All payments on account of principal and interest to Certificateholders shall be made from amounts on deposit in the Collection Account.

               Section 5.2 Annual Tax Statement.

               On or before the date required by law, beginning with calendar year 2000, the Paying Agent, on behalf of the Trustee and the Transferor shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Certificateholder, a statement prepared by the Servicer containing the information contained in each Settlement Statement, aggregated for such calendar year, together with such other information as is required to be provided by an issuer of indebtedness under the Code for such calendar year, together with such other customary information as the Servicer deems necessary or desirable to enable the Certificateholders to prepare their tax returns. Such obligation of the Paying Agent shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Paying Agent pursuant to this Agreement or to any requirements of the Code as from time to time in effect.

                               [END OF ARTICLE V]


                                   ARTICLE VI

                                THE CERTIFICATES

               Section 6.1 The Certificates. The Investor Certificates of each Series shall be substantially in the form of the exhibits with respect thereto attached to the related Supplement. The Transferor Certificate shall be substantially in the form of Exhibit A hereto. The Transferor Certificate and any Investor Certificates shall, upon issuance pursuant to this Article VI be executed and delivered by the Transferor to the Trustee for authentication and redelivery as provided in Section 6.2. Investor Certificates shall be issued in the minimum denominations indicated in the related Supplement. The Transferor Certificate shall initially be issued to the Transferor. Unless otherwise specified in any Supplement for any Series, the Investor Certificates shall be issued upon initial issuance as a single global certificate in an original principal amount equal to the Initial Invested Amount with respect to such Series. The Transferor is hereby authorized by the Trustee to execute and deliver each Investor Certificate and any documents related thereto on behalf of the Trust. In so doing, the Transferor acts as agent of the Trustee and shall incur no personal liability in respect of the Investor Certificates. Each Certificate shall be executed by manual or facsimile signature on behalf of the Transferor by any of its Chairman of the Board, its Vice Chairman of the Board, its President or any Vice President. Certificates bearing the manual or facsimile signature of the individual who was, at the time when such signature was affixed, authorized to sign on behalf of the Transferor or the Trustee shall not be rendered invalid, notwithstanding that such individual has ceased to be so authorized prior to the authentication and delivery of such Certificates or does not hold such office at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement or any applicable Supplement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for in a form of Certificate attached as an exhibit to the applicable Supplement or in the form provided for in Section 6.7 executed by or on behalf of the Trustee by the manual or facsimile signature of a duly authorized signatory, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication but failure to do so shall not render them invalid.

               Section 6.2 Authentication of Certificates. Contemporaneously with the assignment and transfer of the Receivables to the Trustee on a Closing Date and upon receipt of an authentication request from the Transferor, the Trustee shall authenticate and deliver the Transferor Certificate to the Transferor and, upon the execution of any Supplement and the satisfaction of the conditions provided in Section 6.8, shall authenticate and deliver the Series of Investor Certificates to be issued thereunder as provided in Section 6.8. The Certificates of each Series shall be duly authenticated by or on behalf of the Trustee as provided for herein and in the applicable Supplement, in authorized denominations equal to (in the aggregate) the Initial Invested Amount of such Series specified in such Supplement.

               Section 6.3 Registration of Transfer and Exchange of
Certificates.

                      (a) The Trustee shall cause to be kept at the office or agency to be maintained by a transfer agent and registrar (which may be the Trustee) (the "Transfer Agent and Registrar") in accordance with the provisions of subsection 6.3(d) a register (the "Certificate Register") in which, subject to such regulations as it may reasonably prescribe, the Transfer Agent and Registrar shall provide for the registration of each Series of the Investor Certificates and the Transferor Certificate and of transfers and exchanges of such Certificates as herein provided. The Trustee is hereby initially appointed Transfer Agent and Registrar for the purpose of registering each Series of Investor Certificates and the Transferor Certificate and of registering transfers and exchanges of the Investor Certificates and the Transferor Certificate as herein provided. The Trustee shall be permitted to resign as Transfer Agent and Registrar upon

30 days' written notice to the Transferor and the Servicer; provided, however, that such resignation shall not be effective and the Trustee shall continue to perform its duties as Transfer Agent and Registrar until the Servicer has appointed a successor Transfer Agent and Registrar acceptable to the Transferor. Unless a successor Transfer Agent and Registrar shall have been so appointed and have accepted appointment within 60 days after the giving of such notice of resignation, the resigning Transfer Agent and Registrar may petition any court of competent jurisdiction for the appointment of a successor Transfer Agent and Registrar. The Trustee shall initially register the Transferor Certificate in the name of the Transferor.

               Upon surrender for registration of transfer of any Investor Certificate of a Series at any office or agency of the Transfer Agent and Registrar maintained for such purpose, the Transferor shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Investor Certificates of such Series in authorized denominations of like aggregate Undivided Interests and which bear numbers that are not contemporaneously outstanding.

               At the option of an Investor Certificateholder, Investor Certificates of a Series may be exchanged for other Investor Certificates of such Series of authorized denominations of like aggregate Undivided Interests, bearing numbers that are not contemporaneously outstanding upon surrender of the Investor Certificates to be exchanged at any office or agency of the Transfer Agent and Registrar maintained for such purpose. Whenever any Investor Certificates are so surrendered for exchange, the Transferor shall execute, and the Trustee shall authenticate and deliver, the Investor Certificates which the Investor Certificateholder making the exchange is entitled to receive. Every Investor Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar and complying with any requirements set forth in the applicable Supplement duly executed by the Certificateholder thereof or his attorney duly authorized in writing.

               No service charge shall be made for any registration of transfer or exchange of Investor Certificates, but the Transfer Agent and Registrar may require from the applicable Investor Certificateholder payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Investor Certificates.

               All Investor Certificates surrendered for registration of transfer or exchange shall be cancelled by the Transfer Agent and Registrar and disposed of in a manner satisfactory to the Trustee.

                      (b) The Transferor shall, as agent of the Trustee and without incurring personal liability with respect to the Investor Certificates, execute and deliver Investor Certificates to the Trustee or the Transfer Agent and Registrar in such amounts and at such times as are necessary to enable the Trustee and the Transfer Agent and Registrar to fulfill their respective responsibilities under this Agreement and the Investor Certificates.

                      (c) [Reserved]

                      (d) The Transfer Agent and Registrar will maintain at its expense in New York, New York or such other location as may be specified in any Supplement, an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange.

                      (e) Unless otherwise stated in any related Supplement, registration of transfer of Investor Certificates containing a legend relating to restrictions on transfer of such Investor Certificates (which legend shall be set forth in the Supplement relating to such Investor Certificates) shall be effected only if the conditions set forth in the related Supplement are complied with by the respective parties. Investor Certificates issued upon registration or transfer of, or in exchange for, Investor Certificates bearing the legend referred to above shall also bear such legend unless Stone Container, the Servicer, the Trustee and the Transfer Agent and Registrar receive an Opinion of Counsel satisfactory to each of them, to the effect that such legend may be removed.

               Section 6.4 Mutilated, Destroyed, Lost or Stolen Certificates. If
(a) any mutilated Certificate is surrendered to the Transfer Agent and Registrar, or the Transfer Agent and Registrar receives evidence to its satisfaction of the destruction, loss or theft of any such Certificate and (b) there is delivered to the Transfer Agent and Registrar, the Trustee and the Transferor such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Transferor shall execute and the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and aggregate Undivided Interest, if applicable. In connection with the issuance of any new Certificate under this Section 6.4, the Trustee or the Transfer Agent and Registrar may require the payment by the Certificateholder of a sum sufficient to cover any tax or other expenses connected therewith. Any duplicate Certificate issued pursuant to this Section
6.4 shall constitute complete and indefeasible evidence of ownership in the Trust Assets, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

               Section 6.5 Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Trustee, the Paying Agent, the Transfer Agent and Registrar and any agent of any of them may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.1 and for all other purposes whatsoever, and neither the Trustee, the Paying Agent, the Transfer Agent and Registrar nor any agent of any of them shall be affected by any notice to the contrary; provided, however, that in determining whether the Holders of the requisite Undivided Interests have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Certificates owned by the Transferor, the Servicer or any affiliate (as defined in Rule 405 under the Securities Act) deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates which a Responsible Officer of the Trustee knows to be so owned shall be so disregarded. Certificates so owned which have been pledged in good faith shall not be disregarded and may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Certificates and that the pledgee is not the Transferor, the Servicer or an affiliate (as defined above) thereof.

               Section 6.6 Appointment of Paying Agent. The Paying Agent shall have a combined capital and surplus of $50,000,000, and, in any case, shall be a depositary institution organized under the laws of the United States or any one of the states thereof, including the District of Columbia. The Paying Agent shall make distributions to Certificateholders from the Collection Account pursuant to Section 5.1. Any Paying Agent shall have the revocable power to withdraw funds from the Collection Account for the purpose of making distributions referred to above. The Trustee may revoke such power and remove any Paying Agent if the Trustee determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. The Paying Agent shall initially be the Trustee. The Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Trustee, provided however, that such resignation shall not be effective and the Paying Agent shall continue to perform its duties until the Trustee has appointed, and such appointment has been accepted by, a successor Paying Agent. The Trustee shall cause the resigning Paying Agent and each successor Paying Agent to execute and deliver to the Trustee an instrument in which such resigning or successor Paying Agent shall agree with the Trustee that, as Paying Agent, such resigning or successor Paying Agent will hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. The Paying Agent shall return all unclaimed funds relating to this Agreement to the Trustee and upon removal shall also return all funds relating to this Agreement in its possession to the Trustee. The provisions of Sections 11.1, 11.2 and 11.3 shall apply to the Trustee in its role as Paying Agent.

               Section 6.7 Authenticating Agent.

                      (a) The Trustee may appoint one or more authenticating agents with respect to the Certificates which shall be authorized to act on behalf of the Trustee in authenticating the Certificates in connection with the issuance, delivery, registration of transfer, exchange or repayment of the Certificates. Whenever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an authenticating agent and a certificate of authentication executed on behalf of the Trustee by an authenticating agent. Each authenticating agent must be acceptable to the Transferor.

                      (b) Any institution succeeding to all or substantially all of the corporate trust business of an authenticating agent shall continue to be an authenticating agent without the execution or filing of any paper or any further act on the part of the Trustee or such authenticating agent.

                      (c) An authenticating agent may at any time resign by giving written notice of resignation to the Trustee. The Trustee may at any time terminate the agency of an authenticating agent by giving notice of termination to such authenticating agent. Upon receiving such a notice of resignation or upon such a termination, or in case at any time an authenticating agent shall cease to be acceptable to the Trustee or the Transferor, the Trustee promptly may appoint a successor authenticating agent. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an authenticating agent. No successor authenticating agent shall be appointed unless acceptable to the Trustee and the Transferor.

                      (d) The Servicer agrees to pay, on behalf of the Trust, to each authenticating agent from time to time reasonable compensation for its services under this Section 6.7.

                      (e) The provisions of Sections 11.1, 11.2 and 11.3 shall be applicable to any authenticating agent.

                      (f) Pursuant to an appointment made under this Section 6.7, the Certificates may have endorsed thereon, in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

               "This is one of the Certificates described in the Pooling and Servicing Agreement dated as of October 1, 1999, among Stone Receivables Corporation as Transferor, Stone Container Corporation as Servicer and The Chase Manhattan Bank as Trustee."


                                     The Chase Manhattan Bank, as Trustee

                                     by


                                     -----------------------------------,
                                     as Authenticating Agent for the Trustee

                                     by


                                     ------------------------------------
                                     Authorized Officer

               Section 6.8 Delivery of Additional Series of Investor
Certificates.

                      (a) Upon delivery to the Trustee of an Officer's Certificate of the Transferor (a) requesting the authentication of a new Series of Investor Certificates and (b) stating the date upon which such Series is to be issued (such date, the "Issuance Date" and such notice, the "Issuance Notice") and certifying the satisfaction of the conditions stated in this Section and Section 6.1, the Trustee shall, subject to Section 6.8(b), authenticate pursuant to Section 6.2 and deliver to or upon the order of the Transferor on such Issuance Date such new Series of Investor Certificates; provided, however, that each Rating Agency shall have confirmed in writing that the issuance of such new Series of Investor Certificates will not result in such Rating Agency reducing or withdrawing its original rating on any outstanding Series or class of Certificates. Any such Series of Investor Certificates shall be substantially in the form of the exhibit attached to the applicable Supplement and shall bear, upon its face, the designation for such Series to which it belongs so selected by the Transferor and set forth in the related Supplement. Any restrictions relating to a new Series of Certificates shall be specified in the related Supplement. All Investor Certificates of any Series shall be identical in all respects except for the denominations thereof and shall be equally and ratably entitled among themselves as provided herein to the benefits of this Agreement and any Supplement thereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Agreement and such Supplement. No new Series of Investor Certificates issued pursuant to the provisions of this Section shall adversely affect the method of allocating Collections of any other Series of Certificates for any period over which such Series shall be outstanding.
                      (b) On the Issuance Date, the Trustee shall authenticate and deliver any such new Series upon delivery to it of the following: (i) a Supplement executed by the Transferor and specifying the items provided in
Section 6.8(c) (the "Principal Terms"), (ii) an Opinion of Counsel to the effect
(x) that the newly issued Series will be treated as debt for Federal and applicable state income tax purposes under existing law and will not adversely affect the status of any Series of Investor Certificates as debt for Federal and applicable state income tax purposes, and (y) will not cause the Trust to be taxable as a corporation or as a separate entity under Federal or applicable state tax laws, (iii) except with respect to the issuance of the 1999-1 Series issued pursuant to the 1999-1 Supplement and the Series 1999-2 issued pursuant to the Series 1999-2 Supplement, written confirmation from each Rating Agency that the issuance of such new Series will not result in the Rating Agency's reducing or withdrawing its original rating on any then outstanding Series or class of Certificates rated by it and (iv) such other closing documents, certificates and Opinions of Counsel as may be required by the applicable Supplement. Notwithstanding the foregoing, the Trustee shall not authenticate and deliver any new Series hereunder unless it also receives on or prior to the Issuance Date, an Officer's Certificate of the Transferor stating: (a) the size of the Transferor Amount prior to such issuance, (b) the Initial Invested Amount of the new Series, which, except with respect to the 1999-1 Series issued pursuant to the 1999-1 Supplement, shall be less than the amount given in clause
(a), and (c) the size of the Transferor Amount and the Minimum Transferor Amount after giving effect to such issuance.

                      (c) The Principal Terms of any Series shall consist of:
(i) with respect to any Series, the name or designation of the Series, (ii) the Initial Invested Amount thereof, (iii) the Certificate Rate of such Series (or the formula for the determination thereof, which may provide that such rate is a floating rate) in the case of the issuance of a Series of Investor Certificates, (iv) the method of allocating Collections (i.e. the applicable Invested Percentage) with respect to Receivables for such Series, (v) if applicable, the Series Termination Date,
(vi) the Repurchase Terms, if any, and (vii) the scheduled Amortization Period Commencement Date.

                      (d) Any Supplement relating to an additional Series may define or make provision with respect to the Series to be issued pursuant thereto for: (i) the establishment of one or more accounts held at an Eligible Institution for holding Collections on the Receivables as specified in the Supplement or for other purposes specified therein, (ii) the deposit of funds into any such accounts, (iii) the use of a guaranteed investment contract, surety bond, interest rate protection, swap or other similar agreement with respect to the Series (an "Enhancement"), (iv) any evergreen or other extension feature with respect to the Series, (v) any amendments or modifications of any Events of Termination relating to such Series, and (vi) such other provisions which the Transferor may, in its sole discretion, wish to incorporate which do not affect or alter the provisions of this Agreement, or any Supplement, applicable to any other then outstanding Series or class of Certificates and which shall be acceptable to the Trustee insofar as they affect the rights, duties and obligations of the Trustee hereunder or under any such Supplement.

                      (e) Compliance with the provisions of this Section 6.8 shall not be necessary in connection with an increase in the Invested Amount of any Investor Certificates issued in a Series with an Invested Amount that may increase or decrease from time to time. Such Investor Certificates may be designated as "Variable Funding Certificates" or "VFC Certificates".

               Section 6.9 [Reserved]

               Section 6.10 Book-Entry Certificates. If provided in any Supplement, the Investor Certificates of any Series, upon original issuance, will be issued in the form of one or more typewritten Certificates representing the Book-Entry Certificates, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Transferor. The Investor Certificates of such Series shall initially be registered on the Certificate Register in the name of CEDE & Co., the nominee of The Depository Trust Company, which shall be the initial Clearing Agency, and no Certificate Owner will receive a definitive certificate representing such Certificate Owner's interest in the Investor Certificates, except as provided in Section 6.12. Unless and until definitive, fully registered Investor Certificates (the "Definitive Certificates") have been issued to Certificate Owners in respect of a particular Series pursuant to Section 6.12 or the related Supplement:

                         (i) the Transferor, the Servicer, and the Trustee may deal with the Clearing Agency and the Clearing Agency Participants for all purposes (including the making of distributions on the Investor Certificates) as the authorized representatives of such Certificate Owners;

                         (ii) to the extent that the provisions of this Section
          6.10 conflict with any other provisions of this Agreement, the provisions of this Section 6.10 shall control; and

                         (iii) the rights of such Certificate Owners shall be exercised only through the Clearing Agency and the Clearing Agency Participants and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to a depository agreement, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Investor Certificates to such Clearing Agency Participants.

                         (iv) Notwithstanding the foregoing, no Class or Series of Investor Certificates may be issued as Book-Entry Certificates (but, instead, shall be issued as Definitive Certificates) unless at the time of issuance of such Class or Series, the Transferor and the Trustee receive a Tax Opinion.

               Section 6.11 Notices to Clearing Agency. Whenever notice or other communication to the Investor Certificateholders of any Series is required under this Agreement, unless and until Definitive Certificates shall have been issued to Certificate Owners pursuant to Section 6.12, the Trustee, shall give all such notices and communications specified herein to be given to Holders of the Investor Certificates of such Series to the Clearing Agency.

               Section 6.12 Definitive Certificates. If (i)(A) the Transferor advises the Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities under an applicable depository agreement, and (B) the Transferor is unable to locate a qualified successor,
(ii) the Transferor, at its option, advises the Trustee in writing that, with respect to any Series, it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of a Servicer Default or an Event of Termination representing Undivided Interests aggregating not less than 51% of the Invested Amount of such Series advise the Trustee and the Clearing Agency through the Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Certificate Owners of such Series, the Trustee shall notify the Clearing Agency of the occurrence of any such event and of the availability of Definitive Certificates of such Series to Certificate Owners of such Series requesting the same. Upon surrender to the Trustee of the Investor Certificates of such Series by the Clearing Agency, accompanied by registration instructions from such Clearing Agency for registration, the Trustee shall authenticate and deliver Definitive Certificates of such Series to the applicable Investor Certificateholders named in such registration instructions. Neither the Transferor, and Registrar nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates of any Series, all references herein to obligations with respect to such Series imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

                               [END OF ARTICLE VI]

                                  ARTICLE VII

                             OTHER MATTERS RELATING
                                TO THE TRANSFEROR

               Section 7.1 Liability of the Transferor. The Transferor shall be liable for each obligation, covenant, representation and warranty of the Transferor arising under or related to this Agreement or any Supplement and shall be liable only to such extent.

               Section 7.2 Merger or Consolidation of, or Assumption of the Obligations of, the Transferor.

                      (a) The Transferor shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person unless:

                         (i) the corporation formed by such consolidation or into which the Transferor is merged or the Person which acquires by conveyance or transfer the properties and assets of the Transferor substantially as an entirety shall be, if the Transferor is not the surviving entity, organized and existing under the laws of the United States of America or any state or the District of Columbia, and, if the Transferor is not the surviving entity, shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the performance of every covenant and obligation of the Transferor in this Agreement, any Supplement, the Receivables Purchase Agreement and such entity's articles or certificate of incorporation shall limit its business activities to activities substantially similar to the business activities of the Transferor; and the Transferor shall have delivered to the Trustee an officer's Certificate of the Transferor and an Opinion of Counsel, each stating that such consolidation, merger, conveyance or transfer and such supplemental agreement comply with this Section 7.2 and that all conditions precedent herein provided for relating to such transaction have been complied with and, in the case of the Opinion of Counsel, that such supplemental agreement is the legal, valid and binding obligation of the parties (other than the Trustee) thereto; and

                         (ii) each Rating Agency shall have confirmed in writing that the rating of any outstanding Series by such Rating Agency will not be reduced or withdrawn.

                      (b) The obligations of the Transferor hereunder shall not be assignable nor shall any Person succeed to the obligations of the Transferor hereunder except in each case in accordance with the provisions of Section 7.2(a).

               Section 7.3 Limitation on Liability of the Transferor. Subject to Sections 7.1 and 7.4 with respect to the Transferor, and except as specifically provided herein or in any Supplement, neither the Transferor nor any of the directors or officers or employees or (subject to the proviso in the last sentence of Section 2.4(c) above) Affiliates or agents of the Transferor shall be under any liability to the Trust, the Trustee, the Certificateholders or any other Person for taking any action or for refraining from taking any action pursuant to this Agreement (including any Supplement) whether arising from express or implied duties under this Agreement (including any Supplement) or otherwise; provided, however, that this provision shall not protect the Transferor or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Transferor and any director or officer or employee or Affiliate or agent of the Transferor may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. Each of the Trustee and the Servicer agrees that the obligations of the Transferor to the Trustee, the Servicer, the Certificateholders and the Trust hereunder, including without limitation the obligation of the Transferor in respect of indemnities pursuant to Section 7.4 hereof, shall (subject to the proviso in the last sentence of Section 2.4(c) above) be payable from the Trust Assets (and, solely with respect to the payment of interest and repayment of principal under the Certificates, solely from the Trust Assets) in accordance with the provisions of this Agreement and any Supplement or such other assets of the Transferor as may be available; provided that such obligations (other than in respect of principal and interest on the Certificates) shall be suspended at any time solely to the extent that, and for so long as, the Transferor's assets are insufficient to pay in full such obligations; and provided, further, that such obligations (other than in respect of principal and interest on the Certificates) are fully subordinated to the Transferor's obligations with respect to the payment of interest and principal under the Certificates, and the security interest of the Trustee in the Trust Assets with respect to such interest and principal obligations and provided further, that such obligations are non-recourse obligations of the Transferor and if unpaid, do not represent a claim against the Transferor. The provisions of this Section shall survive termination of this Agreement and termination of the Trust.

               Section 7.4 Liabilities. By entering into this Agreement, the Transferor as holder of the Transferor Certificate, which may not be transferred except as provided in Section 6.3(b), Section 6.9 or Section 7.2, agrees to pay, indemnify and hold harmless (a) each Investor Certificateholder, in accordance with the provisions of this Agreement and any Supplement or from such other assets of the Transferor as may be available, (and, solely with respect to the payment of interest and the repayment of principal under the Certificates, solely from the Trust Assets) and (b) any other injured party against and from any and all losses, claims, damages or liabilities (other than those incurred by a Certificateholder in the Investor Certificates of any Series as a result of defaults or other losses (including, without limitation, Defaulted Receivables) suffered by such Certificateholders or other party arising out of or based on the arrangements created by this Agreement or any Supplement as though this Agreement and each Supplement created a partnership among the Transferor and the Certificateholders under the Uniform Partnership Act in effect in the State of Illinois in which the Transferor is a general partner, except to the extent that such losses, claims, damages or liabilities arise from any action by such Investor Certificateholder causing such losses, claims, damages or liabilities; provided, however, that such obligations under this Section 7.4 other than in respect of principal and interest on the Certificates are fully subordinated to the Transferor's obligations with respect to the payment of interest and principal under the Certificates and to the security interest of the Trustee in the Trust Assets with respect to such interest and principal obligations, and provided, further, that the obligations under this Section 7.4 shall be payable only from the assets of the Transferor at the time such liability is asserted and at any time thereafter and not from the assets of any director, officer, employee, agent or Affiliate of the Transferor. All obligations of the Transferor hereunder are non-recourse obligations of the Transferor and if remain unpaid, do not represent a claim against the Transferor.


                              [END OF ARTICLE VII]

                                  ARTICLE VIII

                     OTHER MATTERS RELATING TO THE SERVICER

               Section 8.1 Liability of the Servicer. The Servicer shall be liable under this Agreement only to the extent of the obligations specifically undertaken by the Servicer in its capacity as Servicer.

               Section 8.2 Merger or Consolidation of, or Assumption of the Obligations of, Stone Container as Servicer. Stone Container, for so long as it is the Servicer, shall not consolidate with or merge into any other corporation (other than an Affiliate) or convey or transfer its properties and assets substantially as an entirety to any Person (other than an Affiliate), unless:

                         (i) the corporation formed by such consolidation or into which Stone Container is merged or the Person which acquires by conveyance or transfer the properties and assets of Stone Container substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America or any State or the District of Columbia, and, if Stone Container is not the surviving entity, such corporation shall qualify as an Eligible Servicer and shall expressly assume, by an agreement supplemental hereto executed and delivered to the Trustee in a form satisfactory to the Trustee, the performance of every covenant and obligation of Stone Container as Servicer in this Agreement, any Supplement and the Receivables Purchase Agreement;

                         (ii) Stone Container has delivered notice of such consolidation, merger, transfer or conveyance to the Rating Agencies and received written confirmation from each Rating Agency that such action will not result in the withdrawal or downgrade of the original rating of any outstanding Series; and

                         (iii) the Servicer has delivered to the Trustee (A) an Officer's Certificate of the Servicer stating that such consolidation, merger, conveyance or transfer and such supplemental agreement comply with this Section 8.2 and that all conditions precedent herein provided for relating to such transaction have been complied with and
          (B) an Opinion of Counsel stating that such supplemental agreement is the legal, valid and binding obligations of the parties (other than the Trustee) thereto.

               Section 8.3 Limitation on Liability of the Servicer and Others. Subject to Section 8.4 with respect to the Servicer, except as otherwise specifically provided herein or in any Supplement, neither the Servicer nor any of the directors or officers or employees or Affiliates or agents of the Servicer shall be under any liability to the Trust, the Trustee, the Certificateholders or any other Person for taking any action or for refraining from taking any action pursuant to this Agreement (including any Supplement), whether arising from express or implied duties under this Agreement (including any Supplement) or otherwise; provided, however, that this provision shall not protect the Servicer or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Servicer and any director or officer or employee or Affiliate or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Receivables in accordance with this Agreement or any Supplement which in its reasonable opinion may involve it in any expense or liability. The provisions of this Section shall survive termination of this Agreement and termination of the Trust.

               Section 8.4 Servicer Indemnification of the Trust and the Trustee. The Servicer shall indemnify and hold harmless the Trustee (and each of its directors, officers, employees and agents) and the Trust, individually and for the benefit of the Certificateholders, from and against any loss, liability, expense, damage or injury suffered or sustained by reason of any acts, omissions or alleged acts or omissions arising out of activities of the Trustee or the Trust pursuant to this Agreement, including those arising from acts or omissions of the Servicer pursuant to this Agreement, or otherwise arising out of this Agreement, including but not limited to any judgment, award, settlement, reasonable attorneys' fees and other reasonable costs or expenses incurred in connection with the defense of any action, proceeding or claim; provided, however, that the Servicer shall not indemnify the Trustee or the Trust, individually or for the benefit of the Certificateholders, if such acts, omissions or alleged acts or omissions constitute or result from fraud, negligence, breach of fiduciary duty or willful misconduct by the Trustee; and provided, further, that the Servicer shall not indemnify the Trust or the Certificateholders, with respect to (x) any losses, liabilities, expenses, damages or injuries of the Trust with respect to any action taken by the Trustee at the request of any Certificateholder of any Series, (y) any Federal, state or local taxes (or any interest or penalties or additions with respect thereto), or
(z) any losses, liabilities, expenses, damages or injuries incurred by any Investor Certificateholder as a result of defaults or other losses (including, without limitation, losses incurred as a result of Defaulted Receivables) with respect to the Receivables arising out of or based on the arrangement created by this Agreement or any Supplement. Any indemnification pursuant to this Section shall not be payable from the Trust Assets. The provisions of such indemnity shall run directly to and be enforceable by an injured party subject to the limitations hereof. The provisions of this Section shall survive the resignation or removal of the Servicer and the termination of this Agreement.

               Section 8.5 The Servicer Not to Resign. The Servicer shall not resign from the obligations and duties hereby imposed on it except upon its determination (and notification to the Trustee) that (i) the performance of its duties hereunder is no longer permissible under applicable law and (ii) there is no reasonable action which the Servicer could take to make the performance of its duties hereunder permissible under applicable law. Any such determination permitting the resignation of the Servicer shall be evidenced as to clause (i) above by an Opinion of Counsel (which Opinion of Counsel may not be provided by in-house counsel to the Servicer) to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a Successor Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 10.2 hereof; provided, that if within one hundred twenty (120) days of the date that the Servicer notifies the Trustee of its determination described in the first sentence of this Section 8.5 and delivers to the Trustee the Opinion of Counsel referred to above the Trustee does not appoint an Eligible Servicer in accordance with Section 10.2(c) to act as Successor Servicer, then the Trustee shall automatically be appointed Successor Servicer in accordance with Section 10.2 (but shall have the continued authority to appoint another Person as Successor Servicer).

               Section 8.6 Access to Certain Documentation and Information Regarding the Receivables. The Servicer shall provide to the Trustee and its representatives access to personnel having knowledge about the Receivables and copies of the documents, books, files, microfiche lists, computer records, disks or tapes and other information regarding the Receivables and the other Trust Assets where required in connection with the Trustee's enforcement of the rights of the Certificateholders, or required by applicable statutes or regulations, to review such documentation, such access and copies, if any, being afforded without charge but only (i) upon prior written request, (ii) during normal business hours and (iii) subject to the Servicer's normal security and confidentiality procedures.

               Section 8.7 Delegation of Duties. In the ordinary course of business, the Servicer may at any time delegate any duties hereunder to any Person who agrees to conduct such duties in accordance with the Credit and Collection Policy and this Agreement or any Supplement; provided, however, with respect to any proposed delegation of a material function relating to the servicing of the Receivables to a Person other than a Subsidiary or Affiliate, written notice shall be given to each Rating Agency and the Trustee of such delegation. Any delegation shall not relieve the Servicer of its liability and responsibility with respect to such duties and shall not constitute a resignation within the meaning of Section 8.5 hereof.

               Section 8.8 Examination of Records. The Transferor and the Servicer shall, prior to the sale or transfer to a third party of any receivable, contract or invoice held in its custody, examine its computer and other records to determine that such receivable, contract or invoice is not part of the Trust Assets.

                              [END OF ARTICLE VIII]


                                   ARTICLE IX

                              EVENTS OF TERMINATION

               Section 9.1 Events of Termination with Respect to any Series. If any one of the following events or an event specified in an applicable Supplement shall occur at such time as there shall be at least one outstanding Investor Certificate:

                         (i) failure (A) on the part of the Transferor or the Servicer to make (i) any payment or deposit of principal or interest required by the terms of the Agreement on or before three Business Days after the date such payment or deposit is required to be made or
          (ii) any other payment or deposit required by the Agreement on or before five Business Days after the date such other payment or deposit is required to be made; or (B) on the part of the Transferor to duly observe or perform in any material respect the covenant of the Transferor to preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation and to qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to preserve and maintain such existence would, if not remedied, materially adversely affect the interests of the Certificateholders in the Receivables, or the ability of the Transferor or the Servicer to perform its obligations under this Agreement, if such failure is not remedied within 60 days of receipt of notice of such failure by the Trustee or the Transferor; or (C) on the part of the Transferor to duly observe or perform in any material respect any other covenants or agreements of the Transferor set forth in this Agreement or any Supplement; or
          (D) on the part of the Servicer to deliver the Daily Report required on any Business Day pursuant to this Agreement or any Settlement Statement required pursuant to this Agreement; which failure with respect to clauses (B), (C) and (D) continues unremedied for 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor or the Servicer by the Trustee, or to the Transferor and the Trustee by the Holders of Investor Certificates evidencing Undivided Interests aggregating more than 50% of the Invested Amount of the applicable Series; provided, however, that with respect to clause (D) above, the Transferor shall have five days after the date of receipt of notice to cure any such failure;

                         (ii) any representation or warranty made by the Transferor in this Agreement or any Supplement, or any information contained in a computer file, microfiche list or hard copy list required to be delivered by the Transferor pursuant to this Agreement shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor by the Trustee after receipt of notice from Certificateholders evidencing Undivided Interests aggregating not less than 51% of the Invested Amount of the related Series and as a result of which the interests of the Certificateholders are materially and adversely affected;

                         (iii) Stone Container or the Transferor voluntarily seeks, consents to or acquiesces in the benefit or benefits of the Bankruptcy Code or becomes a party to (or is made the subject of) any proceeding provided for by the Bankruptcy Code, other than as creditor or claimant, and in the event such proceeding is involuntary, the petition instituting same is not dismissed within 60 days of its filing; or Stone Container or the Transferor admits its inability to pay its debts when due; or the Transferor shall become unable for any reason to transfer Receivables to the Trust in accordance with the provisions of the Agreement, or Stone Container shall become unable for any reason to sell Receivables to the Transferor in accordance with the provisions of the Receivables Purchase Agreement;

                         (iv) the Trust becomes or becomes controlled by an "investment company" within the meaning of the Investment Company Act of 1940, as amended; or

                         (v) the Trustee has not accepted a bid from an Eligible Servicer to service the Receivables within 60 days after any Servicer Default with respect to which a Termination Notice has been issued;

then, (a) in the case of any event described in clause (C) or clause (D) of subparagraph (i) or in subparagraphs (ii) and (v) after any applicable grace period set forth in such subparagraphs, the Trustee may, and at the direction of Investor Certificateholders evidencing Undivided Interests aggregating 66 2/3% or more of the Invested Amount of any series, shall by notice then given in writing to the Transferor and the Servicer (and to the Trustee if given by the Certificateholders) may declare that an Event of Termination has occurred (A) with respect to all Series of Certificates (in the case of notice given by the Trustee) or (B) such Series (in the case of notice given by Investor Certificateholders) as of the date of such notice; (b) in the case of any event described in clause (B) or subparagraph (i), subparagraphs (iii) or (iv) an Event of Termination with respect to all Series shall occur without any notice or other action on the part of the Trustee or any Certificateholder immediately upon the occurrence of such event; or (c) in the case of any event described in clause (A) of subparagraph (i), unless within fifteen days of any such event (after any applicable grace period) Certificateholders aggregating 51% or more of the Invested Amount waive such event, an Event of Termination shall occur without any notice on the part of the Certificateholders or the Trustee.

               In addition to the consequences of an Event of Termination discussed above, if the Transferor voluntarily files a bankruptcy petition or consents to the filing of such petition, and in the event that the resulting proceeding is involuntary, the petition instituting the same is not dismissed within 60 days of its filing, or the Transferor goes into liquidation or any Person is appointed a receiver or bankruptcy trustee of the Transferor, on the day of such event the Transferor will immediately cease to transfer Receivables to the Trustee under this Agreement and will promptly give notice to the Trustee of such event.

               Section 9.2 [Reserved]

               Section 9.3 Additional Rights Upon the Occurrence of Certain Events.


                      (a) If the Transferor (i) voluntarily or involuntarily seeks, consents to or acquiesces in the benefit or benefits of the Bankruptcy Code or becomes a party to (or is made the subject of) any proceeding provided for by the Bankruptcy Code, other than as creditor or claimant, and in the event such proceeding is involuntary, the petition instituting the same is not dismissed within 90 days of its filing or (ii) goes into liquidation or any other Person shall be appointed as a bankruptcy trustee or receiver or conservator of the Transferor, then the Transferor shall on the day of such event (the "Appointment Date") immediately cease to transfer

Receivables to the Trustee and shall promptly give notice to the Trustee of such event. Notwithstanding any cessation of the transfer to the Trustee of additional Receivables, Receivables transferred to the Trustee prior to the occurrence of such voluntary or involuntary event and Collections in respect of such Receivables whenever created, accrued in respect of such Receivables, shall continue to be a part of the Trust Assets. Within 15 days of the day on which a Responsible Officer of the Trustee first receives written notice of the occurrence of the Appointment Date, the Trustee shall (x) publish a notice in an Authorized Newspaper that (i) the Transferor has sought, consented or acquiesced in the benefit of the Bankruptcy Code or has become a party to (or made the subject of) a proceeding as described in clause (i) of this Section 9.3(a) or
(ii) a bankruptcy trustee, receiver or conservator of the Transferor has been appointed or that a voluntary liquidation of the Transferor has occurred, and that the Trustee intends to sell, dispose of or otherwise liquidate the Receivables on commercially reasonable terms and in a commercially reasonable manner and (y) send written notice to the Investor Certificateholders describing the provisions of this Section 9.3 and requesting instructions from such Holders. Unless within 60 days from the day written notice pursuant to clause
(y) above is first sent, the Trustee shall have received written instructions of the Holders of Investor Certificates representing Undivided Interests aggregating more than 50% of the Invested Amount of each Series and in the case of a Series having more than one Class, more than 50% of the Invested Amount of each Class of such Series, to the effect that such Certificateholders disapprove of the liquidation of the Receivables and wish to continue receiving Receivables under the Trust as before such appointment, or unless the Trustee shall have received an Opinion of Counsel addressed to the Trustee to the effect that any such sale, disposition or liquidation is prohibited by law, the Trustee shall proceed to sell, dispose of, or otherwise liquidate the Receivables on commercially reasonable terms and in a commercially reasonable manner, which shall include the solicitation of competitive bids. The Trustee may obtain, and shall be fully protected in relying on, a prior determination from such bankruptcy trustee or receiver or conservator that the terms and manner of any proposed sale, disposition or liquidation hereunder are commercially reasonable. The provisions of Sections 9.1 and 9.3 shall not be deemed to be mutually exclusive.

                      (b) The proceeds from the sale, disposition or liquidation of the Receivables pursuant to subsection (a) above, net of all reasonable expenses incurred by the Trustee in connection with such sale, liquidation or other disposition, which shall be paid to the Trustee from such proceeds, shall be treated as Collections of the Receivables and shall be allocated in accordance with the provisions of Section 4.3. On the day following the Payment Date on which such proceeds are distributed to the Investor Certificateholders, the Trust shall terminate.

                      (c) Upon the occurrence of an event specified in Section 9.3(a), if the Trustee has not sold, disposed of or otherwise liquidated the Receivables as provided therein within 120 days after the Appointment Date, the Trustee, upon the written instructions of all of the Holders of Investor Certificates of any Series shall sell, dispose of or otherwise liquidate Receivables on a best efforts basis, selected on a random basis from all Receivables in the Trust, in an amount equal to the product of the Aggregate Eligible Receivables and the aggregate percentage of Undivided Interests in the Trust Assets represented by all Series so instructing the Trustee; provided that such sale shall not result in the reduction or withdrawal of any rating assigned by the Rating Agency to any Series not so instructing the Trustee. The proceeds from such sale, disposition or liquidation, net of all reasonable expenses incurred by the Trustee in connection with such sale, disposition or liquidation, which shall be paid to the Trustee, shall be deposited in the Collection Account by the Trustee and shall be treated as Collections of Receivables allocable to the Series so instructing the Transferor and shall be allocated in accordance with Section
4.3. Upon distribution of such proceeds in accordance with Article IV, such Series shall be deemed paid in full and no further amounts shall be allocated to such Series.
                               [END OF ARTICLE IX]

                                    ARTICLE X

                                SERVICER DEFAULTS

               Section 10.1 Servicer Defaults. If any one of the following events (a "Servicer Default") shall occur and be continuing:

                      (a) failure by the Servicer to make any payment, transfer or deposit or to give instructions or to give notice to the Trustee to make such payment, transfer or deposit on the date such payment, transfer or deposit or such instruction or notice is required to be made or given, as the case may be, under the terms of this Agreement or any Supplement on or before three Business Days after the date such payment, transfer or deposit is required to be made;

                      (b) failure on the part of the Servicer duly to observe or perform any other covenants or agreements of the Servicer set forth in this Agreement or any Supplement that has a material adverse effect on the holder of the Transferor Certificate or the Certificates of any Series, which failure continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee, or by the holders of Investor Certificates of any Series evidencing Undivided Interests in the Trust Assets aggregating more than 50% of the Invested Amount of any Series materially adversely affected thereby; or the Servicer shall assign its duties under this Agreement, except as permitted by Sections 8.2, 8.5 and 8.7;

                      (c) any representation, warranty or certification made by the Servicer in this Agreement, any Supplement or in any certificate or report delivered pursuant to this Agreement or any Supplement shall prove to have been incorrect when made, which has a material adverse effect on the rights of the holder of the Transferor Certificate or the Investor Certificates of any Series and which failure continues unremedied for a period of 60 days after the date on which written notice thereof, requiring the same to be remedied, shall have been given to the Servicer by the Trustee, or by the holders of Investor Certificates of any Series evidencing Undivided Interests in the Trust Assets aggregating not less than 51% of the Invested Amount of any Series materially adversely affected thereby; or

                      (d) the Servicer shall voluntarily seek, consent to or acquiesce in the benefit or benefits of the Bankruptcy Code or, voluntarily or involuntarily, become a party to (or be made the subject of) any proceeding provided for under the Bankruptcy Code, other than as creditor or claimant, and in the event such proceeding is involuntary, the petition instituting same is not dismissed within 90 days of its filing;

then, in the event of any Servicer Default, so long as the Servicer Default shall not have been remedied, the Trustee may, and at the direction of the holders of Investor Certificates evidencing Undivided Interests aggregating more than 51% of the Invested Amount of any Series materially and adversely affected thereby, shall by notice then given in writing to the Servicer and the Transferor (with a copy thereof to each Rating Agency and to the Trustee if given by a Person other than the Trustee (a "Termination Notice"), may terminate the rights and obligations of the Servicer as Servicer under this Agreement and in and to the Receivables and the proceeds thereof.

               After receipt by the Servicer of a Termination Notice, and on the date that a Successor Servicer shall have been appointed pursuant to Section 10.2, all authority and power of the Servicer under this Agreement and each Supplement shall pass to and be vested in a Successor Servicer (a "Service Transfer"); and, without limitation, the Trustee is hereby authorized and empowered (upon the failure of the Servicer to cooperate) to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, which grant of authority is irrevocable and coupled with an interest, all documents and other instruments upon the failure of the Servicer to execute or deliver such documents or instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such Service Transfer. The Servicer agrees to cooperate with the Trustee, the Transferor and such Successor Servicer in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing hereunder, including, without limitation, the transfer to such Successor Servicer of all authority of the Servicer to service the Receivables provided for under this Agreement, including, without limitation, all authority over all Collections which shall on the date of transfer be held by the Servicer for deposit, or which have been deposited by the Servicer in the Collection Account, or which shall thereafter be received with respect to the Receivables, and in assisting the Successor Servicer. The Servicer shall at its expense promptly transfer, to the extent it is permitted by applicable law to do so, its electronic records relating to the Receivables to the Successor Servicer in such electronic form as the Successor Servicer may reasonably request and shall promptly transfer, to the extent it is permitted by applicable law to do so, to the Successor Servicer all other records, correspondence and documents necessary for the continued servicing of the Receivables in the manner and at such times as the Successor Servicer shall reasonably request and shall, to the extent not prohibited by licensing restrictions, provide access to or copies of computer software, including by means of sublicensing arrangements if applicable, to the extent necessary for the continued servicing of the Receivables; provided, however, that the Servicer shall not be required, to the extent it has an ownership interest in any electronic records, computer software or licenses, to transfer, assign, set-over or otherwise convey such ownership interest(s) to the Successor Servicer. The Servicer at its expense shall provide the Successor Servicer with access to any computer hardware in its possession for a reasonable time after the Servicer's termination to the extent necessary for the uninterrupted servicing of the Receivables. Notwithstanding the foregoing, the Servicer shall not be required to provide such access, whether with respect to computer hardware or software, if to provide such access would violate applicable contractual restrictions (including pursuant to any licensing arrangements to which Stone Container is a party); provided, however, that Stone Container shall use its reasonable best efforts in seeking consents or waivers necessary to permit the Successor Servicer to have such access. To the extent that compliance with this Section
10.1 shall require the Servicer to disclose to the Successor Servicer information of any kind which the Servicer reasonably deems to be confidential, the Successor Servicer shall be required to enter into such confidentiality agreements as the Servicer shall reasonably deem necessary to protect its interest.

               Notwithstanding the foregoing, a delay in or failure of performance under Section 10.1(a) shall not constitute a Servicer Default if such delay or failure was caused by an Act of God, the public enemy, acts of declared or undeclared war, public disorder, rebellion or sabotage, epidemics, landslides, lightning, fire, hurricanes, earthquakes, floods or similar causes and no funds have been remitted to Stone Container or the Transferor. The preceding sentence shall not relieve the Servicer from using reasonable efforts to perform its obligations in a timely manner in accordance with the terms of this Agreement and each Supplement, and the Servicer shall provide the Trustee, the Rating Agencies, the Transferor and the Investor Certificateholders with an Officer's Certificate giving prompt notice of such failure or delay by it, together with a description of its efforts to so perform its obligations. The Servicer shall immediately notify the Trustee in writing of any Servicer Default. In connection with any Service Transfer, all reasonable costs and expenses (including attorneys, fees) incurred by the Trustee in connection with transferring the Receivables to the Successor Servicer and entering into a written assumption and agreement with the Successor Servicer pursuant to this
Section 10.1 and Section 10.2 shall be paid by the Servicer upon presentation of reasonable documentation of such costs and expenses and if not paid by the Servicer shall be payable up to an amount not to exceed $100,000 from amounts held in the Collection Account.

               Section 10.2 Trustee to Act; Appointment of Successor.

                      (a) On and after the receipt by the Servicer of a Termination Notice pursuant to Section 10.1, the Servicer shall continue to perform all servicing functions under this Agreement and any Supplement until the date specified in the Termination Notice or, if no such date is specified in such Termination Notice, until a date specified by the Trustee. The Trustee shall as promptly as possible after the giving of a Termination Notice appoint an Eligible Servicer as a successor servicer (the "Successor Servicer") and such Successor Servicer shall have obtained written confirmation from each Rating Agency that the then current rating on any outstanding Series will not be reduced or withdrawn as a result of such appointment and shall accept its appointment by a written assumption and agreement to perform all of the duties, obligations and liabilities of the Servicer hereunder in a form acceptable to the Trustee. In the event that a Successor Servicer has not been appointed or has not accepted its appoint when the Servicer ceases to act as Servicer, or upon the occurrence of the events specified in Section 8.5, the Trustee without further action shall automatically be appointed the Successor Servicer. The Trustee may delegate any of its servicing obligations to an Affiliate or agent of the Servicer or the Trustee; provided, however, that any such delegation shall not relieve the Trustee as Successor Servicer of its liabilities and responsibilities with respect to its duties as Successor Servicer. Notwithstanding the above, the Trustee shall, if it is unwilling or legally unable so to act, petition a court of competent jurisdiction to appoint as Successor Servicer a Person that is an Eligible Servicer. The Trustee shall promptly give notice to each Rating Agency of the appointment of a Successor Servicer upon such appointment.

                      (b) Upon its appointment, the Successor Servicer shall be the successor in all respects to the Servicer with respect to servicing functions under this Agreement and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the

Servicer by the terms and provisions hereof, and all references in this Agreement and any Supplement to the Servicer shall be deemed to refer to the Successor Servicer.

                      (c) In connection with any Termination Notice, the Trustee shall be permitted to appoint any Eligible Servicer as a Successor Servicer and Stone Container shall be responsible for payment of all servicing compensation, if any, in excess of the Servicing Fee. No such monthly compensation of a Successor Servicer paid out of Collections shall be in excess of the Servicing Fee permitted to a Successor Servicer pursuant to Section 3.2.

                      (d) All authority and power granted to the Successor Servicer under this Agreement shall automatically cease and terminate upon termination of the Trust pursuant to Section 12.1, and shall pass to and be vested in the Transferor and, without limitation, the Transferor is hereby authorized and empowered to execute and deliver, on behalf of the Successor Servicer, as attorney-in-fact or otherwise, which grant of authority is irrevocable and coupled with an interest, all documents and other instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights. The Successor Servicer shall agree to cooperate with the Transferor in effecting the termination of the responsibilities and rights of the Successor Servicer to conduct servicing of the Receivables, including, without limitation, all authority over Collections then held by the Successor Servicer or which shall thereafter be received by the Successor Servicer. The Successor Servicer shall promptly transfer its electronic records relating to the Receivables to the Transferor in such electronic form as the Transferor may reasonably request and shall promptly transfer all other records, correspondence and documents to the Transferor in the manner and at such times as the Transferor shall reasonably request. To the extent that compliance with this Section 10.2 shall require the Successor Servicer to disclose to the Transferor information of any kind which the Successor Servicer deems to be confidential, the Transferor shall be required to enter into such licensing and confidentiality agreements as the Successor Servicer shall reasonably deem necessary to protect its interests.

               Section 10.3 Notification to Certificateholders. Upon the occurrence of any Servicer Default, the Servicer shall give prompt written notice thereof to the Trustee and, upon receipt of such written notice, the Trustee shall give notice to each Rating Agency, and the Investor Certificateholders at their respective addresses appearing in the Certificate Register. Upon any termination or appointment of a Successor Servicer pursuant to this Article X, the Trustee shall give prompt written notice thereof to the Investor Certificateholders at their respective addresses appearing in the Certificate Register.

               Section 10.4 Waiver of Past Defaults. The Holders of Investor Certificates evidencing Undivided Interests aggregating more than 50% of the Invested Amount of any Series materially adversely affected by any default by the Servicer or Transferor may, on behalf of all Certificateholders of such affected Series, waive any default by the Servicer or the Transferor in the performance of their obligations hereunder and its consequences, except a default in the failure to make any required deposits or payments of interest or principal with respect to any Series of Certificates. Upon any such waiver of a past default, such default shall cease to exist, and any default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

                               [END OF ARTICLE X]

                                   ARTICLE XI

                                   THE TRUSTEE

               Section 11.1 Duties of Trustee. (a) If to the actual knowledge of a Responsible Officer of the Trustee a Servicer Default or Event of Termination has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement or any Supplement, as the case may be, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such prudent person's own affairs.

                      (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement or any Supplement, shall examine them to determine whether they substantially conform to the requirements of this Agreement or any Supplement; provided however, that the Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Servicer or the Transferor hereunder. If any such instrument is found not to conform in any material respect to the requirements of this Agreement, the Trustee shall notify the Certificateholders of such instrument in the event that the Trustee, after so requesting, does not receive a satisfactorily corrected instrument.

                      (c) Subject to section 11.1(a), no provision of this Agreement or any Supplement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                         (i) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                         (ii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with, unless otherwise specified herein, the direction of the Holders of Investor Certificates evidencing Undivided Interests in the Trust aggregating more than 50% of the Invested Amount of any Series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement or any Supplement;

                         (iii) The Trustee shall not be charged with knowledge of the occurrence of any Servicer Default or any Event of Termination, unless a Responsible Officer of the Trustee obtains actual knowledge of such occurrence or the Trustee receives written notice of such occurrence from the Servicer or any Holders of Investor

          Certificates evidencing Undivided Interests aggregating not less than 10% of the Invested Amount of any Series adversely affected thereby; and

                         (iv) Prior to the occurrence of a Servicer Default or Event of Termination of which a Responsible Officer has actual knowledge, and after the curing or waiver of such Servicer Defaults that may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement and any Supplements, the Trustee shall not be liable except for the performance of such duties and obligations as shall be specifically set forth in this Agreement and any Supplement, no implied covenants or obligations shall be read into this Agreement or any Supplement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and, if specifically required to be furnished pursuant to any provision of this Agreement or any Supplement, conforming to the requirements of this Agreement or such Supplement.

                      (d) The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not assured to it, and none of the provisions contained in this Agreement or any Supplement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any obligations of the Servicer under this Agreement or any Supplement except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement or any Supplement.

                      (e) Except for actions expressly authorized by this Agreement or any Supplement, the Trustee shall take no action reasonably likely to impair the interests of the Trust in any Receivable now existing or hereafter created or to impair the value of any Receivable now existing or hereafter created.

                      (f) Except as specifically provided in this Agreement or any Supplement, the Trustee shall have no power to vary the corpus of the Trust.

                      (g) If, to the knowledge of a Responsible officer of the Trustee, the Paying Agent or the Transfer Agent and Registrar shall fail to perform any obligation, duty or agreement in the manner or on the day required to be performed by the Paying Agent or the Transfer Agent and Registrar, as the case may be, under this Agreement, the Trustee shall be obligated as soon as possible after such Responsible Officer obtains knowledge thereof and receives appropriate records and access to funds, if any, to perform such obligation, duty or agreement in the manner so required.

                      (h) If the Transferor or Stone Container has agreed to transfer any of its receivables (other than the Receivables transferred to the Trust hereunder) to another Person, upon the written request of the Transferor, the Trustee will enter into such intercreditor agreements with the transferee of such receivables as are customary and necessary to identify separately the rights of the Trust and such other Person in the Receivables and such other receivables; provided that the Trustee shall not be required to enter into any intercreditor agreement which could reasonably be expected to adversely affect the interests of the Certificateholders or the Trustee and, upon the request of the Trustee, the Transferor or Stone Container will deliver at its expense an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee relating to such intercreditor agreement and shall deliver written notice to the Rating Agencies.

                      (i) Except as specifically otherwise provided in this Agreement, any action, suit or proceeding brought in respect of one or more particular Series shall have no effect on the Trustee's rights, duties and obligations hereunder with respect to any one or more Series not the subject of such action, suit or proceeding.

                      (j) The Trustee shall have no duty (A) to see to any recording, filing or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof,
(B) to see to any insurance or (C) to see to the payment or discharge of any tax, assessment or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust.

               Section 11.2 Certain Matters Affecting the Trustee. Except as otherwise provided in Section 11.1:

                      (a) The Trustee may rely on and shall be protected in acting on, or in refraining from acting in accordance with, any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented to it pursuant to this Agreement or any Supplement by the proper party or parties;

                      (b) The Trustee may consult with counsel and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action reasonably taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                      (c) The Trustee shall be under no obligation to exercise any of the rights or powers vested in-it by this Agreement or any Supplement, or to institute, conduct or defend any litigation hereunder or in relation hereto or any Supplement, at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement or any Supplement, unless such Certificateholders shall have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of a Servicer Default (which has not been cured or waived) of which a Responsible Officer has knowledge, to exercise such of the rights and powers vested in it by this Agreement or any Supplement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such prudent person's own affairs;

                      (d) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement or any Supplement;

                      (e) The Trustee shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by the Holders of Investor Certificates evidencing Undivided Interests aggregating more than 50% of the Invested Amount of any Series which could be adversely affected if the Trustee does not perform such acts; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation shall be, in the reasonable opinion of the Trustee, not assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require indemnity satisfactory to the Trustee against such cost, expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Servicer (or, if Stone Container is no longer the Servicer, by Stone Container) or, if paid by the Trustee, shall be reimbursed by the Servicer (or if Stone Container is no longer the Servicer, by Stone Container) upon demand;

                      (f) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or custodians, and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent, attorney or custodian appointed with due care by it hereunder;

                      (g) Except as may be required by Section 11.1(a) or
Section 11.2(e) hereof, the Trustee shall not be required to make any initial or periodic examination of any documents or records related to the Receivables for the purpose of establishing the presence or absence of defects, the compliance by the Transferor or the Servicer with their representations and warranties or for any other purpose;

                      (h) The right of the Trustee to perform any discretionary act enumerated in this Agreement or any Supplement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of any such act;

                      (i) Whenever the administration of this Agreement or any Supplement the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence he herein specifically prescribed) may reasonably rely upon an Officer's Certificate.

               Section 11.3 Trustee Not Liable for Recitals in Certificates. The Trustee assumes no responsibility for the correctness of the recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates). Except as set forth in Section makes no representations as to the validity or sufficiency of this Agreement or any

Supplement or of the Certificates (other than the certificate of authentication on the Certificates) or of any Receivable or related document. The Trustee shall not be accountable for the use or application by the Transferor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Transferor in respect of the Receivables or, subject to the other provisions of this Article XI, deposited in the Collection Account or other accounts now or hereafter established to effectuate the transactions contemplated herein and in accordance with the terms hereof.

               The Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repurchase of any Receivable by the Transferor or the Servicer pursuant to this Agreement or any Supplement or the eligibility of any Receivable for purposes of this Agreement or any Supplement. The Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or otherwise to perfect or maintain the perfection of any security interest or lien granted to it hereunder (unless the Trustee shall have become the Successor Servicer) or to prepare or file any Securities and Exchange Commission filing for the Trust or to record this Agreement or any Supplement.

               Section 11.4 Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Investor Certificates and may deal with Stone Container, the Transferor, the Servicer and any of their respective Affiliates in banking and other transactions with the same rights as it would have if it were not the Trustee.

               Section 11.5 The Servicer to Pay Trustee's Fees and Expenses. The Servicer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to receive, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trust hereby created and in the exercise and performance of any of the powers and duties hereunder or under any Supplement of the Trustee, and, subject to Section 8.4, the Servicer will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement or any Supplement (including the reasonable fees and expenses of its agents and counsel and all reasonable fees and expenses incurred in connection with the appointment of the Trustee or an Affiliate of the Trustee as Successor Servicer) except any such expense, disbursement or advance as may arise from its negligence or bad faith and except as provided in the following sentence. If the Trustee is appointed Successor Servicer pursuant to Section 10.2, the provisions of this Section 11.5 shall not apply to expenses, disbursements and advances made or incurred by the Trustee in its capacity as Successor Servicer, which shall be paid out of the Servicing Fee. The provisions of this Section and Section 8.4 shall survive the termination of this Agreement, the termination of the Trust and the resignation or removal of the Trustee.

               Section 11.6 Eligibility Requirements for Trustee. The Trustee hereunder shall (i) at all times be a bank organized and doing business under the laws of the United States or any state thereof, including the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by Federal or state authority, and (ii) except for the initial Trustee, either be an Eligible Servicer or have an Affiliate which is an Eligible Servicer. If such bank publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 11.6, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this
 Section 11.6, the Trustee shall resign immediately in the manner and with the effect specified in Section 11.7.

               Section 11.7 Resignation or Removal of Trustee.

                      (a) The Certificateholders evidencing in the aggregate 51% of the Aggregate Invested Amount may at any time remove the Trustee for cause and appoint a successor trustee by written instrument or instruments, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of such instruments shall be delivered to each of the Transferor, the Servicer, the Rating Agencies, the Trustee so removed and the successor trustee so appointed.

                      (b) Subject to Section 11.7(d), the Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Transferor, the Servicer and the Rating Agencies. Upon receiving such notice of resignation, the Servicer shall promptly appoint a successor trustee by written instrument, copies of which instrument shall be delivered to the resigning Trustee, the successor trustee, the Transferor and the Rating Agencies. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

                      (c) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 11.6 hereof and shall fail to resign after written request therefor by the Servicer, or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or if a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer may remove the Trustee and promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

                      (d) Any resignation or removal of the Trustee pursuant to any of the provisions of this Section 11.7 shall not become effective until either (i) the Trust has been completely liquidated in accordance with Article XII of this Agreement and all proceeds of such liquidation have been distributed pursuant to the terms of this Agreement or (ii) acceptance of appointment by a successor trustee having the qualifications set forth in Section 26(a)(1) of the Investment Company Act of 1940 and Section 11.6 as provided in Section 11.8 hereof.

               Section 11.8 Successor Trustee.

                      (a) Any successor trustee appointed as provided in Section
11.7 hereof shall execute, acknowledge and deliver to the Transferor and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder and under any Supplement with like effect as if originally named as Trustee herein. The predecessor Trustee thereof, and statements held by it hereunder at the expense of the Servicer; and the Transferor and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations. The Servicer shall immediately give notice to the Rating Agencies upon the appointment of a successor trustee.

                      (b) No successor trustee shall accept appointment as provided in this Section 11.8 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 11.6 hereof.

                      (c) Upon acceptance of appointment by a successor trustee as provided in this Section 11.8 hereof, such successor trustee shall mail notice of such succession hereunder to all Certificateholders at their addresses as shown in the Certificate Register.

               Section 11.9 Merger or Consolidation of Trustee. Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such Person shall be eligible under the provisions of Section 11.6 hereof, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

               Section 11.10 Appointment of Co-Trustee or Separate Trustee.

                      (a) Notwithstanding any other provisions of this Agreement or any Supplement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Assets may at the time be located, the Trustee shall have the power and may execute and deliver all instruments to appoint, with the prior written consent of the Servicer, one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust Assets, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Assets, or any part thereof, and, subject to the other provisions of this Section 11.10, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. With the consent of Investor Certificateholders evidencing more than 50% of the Invested Amount of each Series, any such co-trustee or separate trustee hereunder shall not be required to meet the terms of eligibility as a successor trustee under Section 11.6. Any such appointment of a co-trustee shall not relieve the Trustee of its obligations under this Agreement.

                      (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                         (i) All rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Assets or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

                         (ii) No trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

                         (iii) The Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

                      (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article XI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement or any Supplement, specifically including every provision of this Agreement or any Supplement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Servicer and the Transferor.

                      (d) Any separate trustee or co-trustee may at any time constitute the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect to this Agreement or any Supplement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

               Section 11.11 Tax Returns. In the event the Trust shall be required to file tax returns, the Servicer shall prepare or shall cause to be prepared any tax returns required to be filed by the Trust and shall remit such returns to the Trustee for signature at least five days before such returns are due to be filed; the Trustee shall promptly sign such returns and deliver such returns after signature to or at the direction of the Servicer and such returns shall be filed by or at the direction of the Servicer. The Servicer shall also prepare or shall cause to be prepared all tax information based solely on information in the Trustee's actual possession relating thereto and provided by the Trustee to the Servicer, required by law to be distributed to Investor Certificateholders. The Trustee, upon request, will furnish the Servicer with all such information known to the Trustee as may be reasonably required in connection with the preparation of all tax returns of the Trust, and shall, upon request, execute such returns. Notwithstanding anything to the contrary in this Agreement, in no event shall the Trustee or the Servicer be liable for any liabilities, costs or expenses of the Trust, the Investor Certificateholders or the Certificate

 Owners arising out of the application of any tax law, including without limitation Federal, state or local income or excise taxes or any other tax imposed on or measured by income (or any interest, penalty or addition with respect thereto or arising from a failure to comply therewith).

               Section 11.12 Trustee May Enforce Claims Without Possession of Certificates. All rights of action and claims under this Agreement or any Supplement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been obtained.

               Section 11.13 Suits for Enforcement. If a Servicer Default of which a Responsible Officer has knowledge shall occur and be continuing, the Trustee in its discretion may, subject to the provisions of Section 10.1, proceed to protect and enforce its rights and the rights of the Certificateholders under this Agreement or any Supplement by suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or any Supplement or in aid of the execution of any power granted in this Agreement or any Supplement or for the enforcement of any other legal, equitable or other remedy as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee or the Certificateholders. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Certificateholder any plan of reorganization, arrangement, adjustment or composition affecting the Certificates or the rights of any holder thereof, or authorize the Trustee to vote in respect of the claim of any Certificateholder in any such proceeding.

               Section 11.14 Rights of Certificateholders to Direct Trustee. The Holders of Investor Certificates evidencing Undivided Interests aggregating more than 50% of the Invested Amount of any Series with respect to matters affecting the related Series, shall have the right to direct the time, method and place at or by which the Trustee conducts any proceeding for any remedy available to the Trustee, or exercises any such trust or power conferred upon the Trustee; provided, however, that, subject to Section 11.1, the Trustee shall have the right to decline to follow any such direction if the Trustee being advised by counsel determines that the action so directed may not lawfully be taken, or if the Trustee shall, by a Responsible Officer or Responsible Officers of the Trustee, reasonably determine that the proceedings so directed would be illegal or involve it in personal liability or be unduly prejudicial to the rights of Certificateholders not parties to such direction; and provided, further, that nothing in this Agreement or any Supplement shall impair the right of the Trustee to take any action deemed proper by the Trustee and which is not inconsistent with such direction of the Certificateholders.

               Section 11.15 Representations and Warranties of Trustee. The Trustee represents and warrants, as of the Initial Closing Date and, with respect to any Series, as of the related Closing Date, that:

                         (i) The Trustee is a banking corporation organized, existing and in good standing under the laws of New York thereof;

                         (ii) The Trustee has full power, authority and right to execute, deliver and perform this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement; and

                         (iii) This Agreement has been duly executed and delivered by the Trustee.

               Section 11.16 Maintenance of Office or Agency. The Trustee will maintain at its expense in New York, New York an office or offices or agency or agencies where notices and demands to or upon the Trustee in respect of the Certificates and this Agreement may be served. The Trustee initially appoints the Corporate Trust Office as its office for such purposes. The Trustee will give prompt written notice to the Servicer and to Certificateholders of any change in the location of the Certificate Register or any such office or agency.

               Section 11.17 Notices. The Trustee shall promptly deliver to the Transferor and the Servicer any notices it receives in connection with this Agreement or any Supplement which are not otherwise delivered to such parties unless a Responsible Officer of the Trustee reasonably believes that a copy of such notice has previously been so delivered.

               Section 11.18 Compliance Certificates and Opinions. Upon any application or request by the Transferor to the Trustee to take any action under any provision of this Agreement, the Transferor shall furnish to the Trustee an Officer's Certificate stating that all conditions precedent, if any, provided for in this Agreement (including any covenant compliance with constitutes a condition precedent) relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of documents is specifically required by any provision of this Agreement relating to such particular application or request, no additional certificate or opinion need be furnished.

               Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Agreement shall include:

                         (a) a statement that each individual signing such
certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                         (b) a brief statement as to the nature and scope of the
examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                         (c) a statement that, in the opinion of each such
individual, he or she has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                         (d) a statement as to whether, in the opinion of each
such individual, such condition or covenant has been complied with.

                               [END OF ARTICLE XI]

                                  ARTICLE XII

                                   TERMINATION

               Section 12.1 Termination of Trust. (a) The respective obligations and responsibilities of the Transferor, the Servicer and the Trustee created hereby (other than the obligation of the Trustee to make payments to Certificateholders as hereafter set forth) shall terminate, except with respect to the duties described in Sections 8.4, 11.5 and 12.3(b), on the Business Day after the day on which funds shall have been deposited in the Collection Account or Excess Funding Account at the times and in the amounts provided for in this Agreement (including, without limitation, pursuant to Sections 2.4, 12.1(b),
12.2 and Article IV hereof) sufficient to pay the Aggregate Invested Amount plus interest accrued at the applicable Certificate Rates through the last day of the month preceding the next Payment Date in full with respect to each Series of Certificates; provided, however, that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants, living on the date of this Agreement, of George Herbert Walker Bush, former President of the United States of America (the "Final Trust Termination Date"). The Servicer shall notify the Trustee of any prospective termination pursuant to this Section 12.1(a) not less than ten days in advance thereof.

                         (b) If on the Transfer Date in the month immediately
preceding the month in which the Final Trust Termination Date occurs (after giving effect to all transfers, withdrawals, deposits and drawings to occur on such date and the payment of principal on any Series of Investor Certificates to be made on the related Payment Date pursuant to Section 4.5) the Invested Amount of any Series would be greater than zero, the Servicer on behalf of the Trustee shall sell in a commercially reasonable manner not later than 30 days after such Transfer Date all of the Receivables. The proceeds of such sale, net of all reasonable expenses of the Servicer incurred in connection with such sale, which shall be paid to the Servicer from such proceeds, shall be treated as Collections of the Receivables and shall be allocated in accordance with Section
4.3. During such 30-day period, the Servicer shall continue to collect Collections on the Receivables and allocate such payments in accordance with the provisions of Section 4.3.

               Section 12.2 Optional Purchase and Series Termination Date of Investor Certificates of any Series.

                         (a) If provided in any Supplement, on a Payment Date
the Transferor may, but shall not be obligated to, purchase any Certificates or Series of Investor Certificates by depositing into the Collection Account, on the preceding Transfer Date, an amount equal to the initial principal balance of such Certificates or Series of Certificates minus the amount of principal payments made with respect to such Certificates prior to such Payment Date thereof plus interest accrued and unpaid thereon at the applicable Certificate Rate through the Record Date preceding the Payment Date on which the purchase will be made; provided, however that no such purchase of any Certificates shall occur unless the Transferor shall deliver to the Trustee an Opinion of Counsel reasonably acceptable to the Trustee to the effect that such purchase of any Certificates would not constitute a fraudulent conveyance of the Transferor.

                         (b) The amount deposited pursuant to Section 12.2(a)
shall be paid to the Investor Certificateholders of the related Certificates or Series, pursuant to Article IV on the Payment Date following the date of such deposit. All Certificates which are purchased by the Transferor pursuant to
Section 12.2(a) shall be delivered by the Transferor upon such purchase to, and be cancelled by, the Transfer Agent and Registrar and be disposed of in a manner satisfactory to the Trustee and the Transferor.

                         (c) All principal or interest with respect to any
Series of Investor Certificates shall be due and payable no later than the Legal Final Maturity or, if applicable, the Series Termination Date with respect to such Series. Unless otherwise provided in a Supplement, in the event that the Invested Amount of any Series of Certificates is greater than zero on the Legal Final Maturity Date or, if applicable, its Series Termination Date, the Trustee shall sell or cause to be sold in a commercially reasonable manner, and pay the proceeds (net of all reasonable expenses of the Trustee incurred in connection with such sale, which shall be paid to the Trustee from such proceeds), to the extent necessary, to all Certificateholders of such Series pro rata based on their respective Undivided Interests in final payment of all principal of and accrued interest on such Series of Certificates, an amount of Receivables up to 110% of the Invested Amount of such Series as of the close of business on the Legal Final Maturity or, if applicable, such Series Termination Date; provided, however, that no selection procedures believed by the Trustee to be adverse to Certificateholders of any Series shall be used in selecting such Receivables and in no event shall the amount of Receivables sold cause the Transferor Amount to be less than or equal to zero. Any proceeds of such sale in excess of such principal and interest paid and the expenses of the Trustee shall be paid to the Transferor. Upon payment of the proceeds of such sale as provided in this
Section 12.2(c), all principal of and accrued interest on such Series shall be deemed for all purposes to have been paid in full. Upon the Legal Final Maturity or, if applicable, such Series Termination Date, or (if applicable) on the first Payment Date following the sale of Receivables called for above in this Section
12.2 (c), with respect to the applicable Series of Certificates, final payment of all amounts allocable to any Investor Certificates of such Series shall be made in the manner provided in Section 12.3.

               Section 12.3 Final Payment.

                         (a) Written notice of any termination, specifying the
Payment Date upon which the Investor Certificateholders of any Series may surrender their Certificates for payment of the final distribution with respect to such Series and cancellation, shall be given (subject to at least ten Business Days, prior notice from the Servicer to the Trustee) by the Trustee to the Investor Certificateholders of such Series mailed not later than three Business Days after such notice specifying (i) the Payment Date (which shall be the Payment Date in the month in which the deposit is made pursuant to Section
2.4 or 12.2(a)) upon which final payment of such Investor Certificates will be made upon presentation and surrender of such Investor Certificates, in accordance with the payment instructions of such Investor Certificateholders, at the office or offices therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Investor Certificates at the office or offices therein specified; provided, that notwithstanding the failure of any Investor Certificateholder to surrender an Investor Certificate for final payment as contemplated herein, payment shall be made in accordance with the payment instructions of such Investor Certificateholder upon receipt from such Investor Certificateholder of a satisfactory written indemnification of the Trustee or the Paying Agent with respect to the failure to deliver such Investor Certificate. The Servicer's notice to the Trustee in accordance with the preceding sentence shall be accompanied by an Officer's Certificate setting forth the information specified in Section 5.2(a), as applicable, covering the period during the then current calendar year through the date of such notice and setting forth the date of such final distribution. The Trustee shall give such notice to the Transfer Agent and Registrar and the Paying Agent at the time such notice is given to such Certificateholders.

                         (b) Notwithstanding the termination of the Trust
pursuant to Section 12.1(a) or the occurrence of the Legal Final Maturity or, if applicable, the Series Termination Date with respect to any Series, all funds then on deposit in the Collection Account shall continue to be held in trust for the benefit of the Certificateholders and the Paying Agent or the Trustee shall pay such funds to the Certificateholders upon surrender of their Certificates. In the event that all of the Investor Certificateholders of all, or the applicable, Series, shall not surrender their Certificates for cancellation within six months after the date specified in the written notice referred to in the first sentence of Section 12.3(a), the Trustee shall give a second written notice to the remaining Investor Certificateholders, upon receipt of the appropriate records from the Transfer Agent and Registrar, to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all, or the applicable Investor Certificates of such Series shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Investor Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds in the Collection Account held for the benefit of such Investor Certificateholders.

                         (c) All Certificates surrendered for payment of the
final distribution with respect to such Certificates and cancellation, shall be cancelled by the Transfer Agent and Registrar and be disposed of in a manner satisfactory to the Trustee. Upon the termination of the Trust, the Transferor shall return the Transferor Certificate to the Trustee, and the Trustee shall dispose of such Certificate in a manner satisfactory to the Trustee.

               Section 12.4 Transferor's Termination Rights. Upon the termination of the Trust pursuant to Section 12.1 and the surrender of the Transferor Certificate, the Trustee shall return to the Transferor (without recourse, representation or warranty) all right, title and interest of the Trustee in the Receivables and the other Trust Assets, whether then existing or thereafter created, all moneys due or to become due with respect thereto, and all proceeds thereof except for amounts held by the Trustee pursuant to Section 12.3(b). The Trustee shall execute and deliver such instruments of release, transfer and assignment, in each case prepared by and at the expense of the Transferor and without recourse, representation or warranty, as shall be reasonably requested by the Transferor to vest in the Transferor all right, title and interest which the Trustee had in the Receivables and other Trust Assets.

                              [END OF ARTICLE XII]

                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

               Section 13.1 Amendment.

                         (a) This Agreement or any Supplement may be amended
from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the holders of the Investor Certificates of any Series, to cure any ambiguity, to correct or supplement any provisions herein, to correct or supplement any provisions herein to maintain a Rating Agency's rating with respect to any outstanding Series which may be inconsistent with any other provisions therein or to add any other provisions with respect to matters or questions raised under this Agreement which shall not be inconsistent with the provisions of this Agreement, or to amend or add any provision so that for the purposes of Federal or applicable state tax the Investor Certificates will be considered to be indebtedness or that the Trust will not be taxed as a corporation or a separate entity; provided, however, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Trustee, adversely affect in any material respect the interests of the holders of the Investor Certificates of any Series, cause the Trust to be subject to Federal or applicable state tax at the entity level or adversely affect the Federal or applicable state tax characterization of any outstanding Series of Certificates. No provision of this Section 13.1 shall limit the amendments to Exhibit F hereto contemplated by Section 2.6(i).

                         (b) This Agreement and any Supplement may also be
amended from time to time by the Servicer, the Transferor and the Trustee with the prior consent of the holders of investor certificates evidencing Undivided Interests aggregating not less than 51% of the aggregate of the Invested Amounts of all Series adversely affected thereby (or in the case of a Series having more than one class of Investor Certificates, each class of such Series materially adversely affected thereby), for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholders of any Series then issued and outstanding; provided, however, that no such amendment under this subsection (b) shall (i) reduce in any manner the amount of, or delay the timing of distributions that are required to be made on any Certificate of such Series without the consent of the related Investor Certificateholder; (ii) change the definition of or the manner of calculating the interest of any Investor Certificate without the consent of all such Investor Certificateholders; (iii) reduce the aforesaid percentage required to consent to any such amendment by the Investor certificateholders of any Series, in each case without the consent of all such Investor Certificateholders of any Series;
(iv) be effective unless each Rating Agency first shall have confirmed in writing that such amendment will not result in such Rating Agency reducing or withdrawing its then current rating on any outstanding Series of Certificates; provided, further, that clauses (i), (ii), (iii) and (iv) of the immediately preceding provision shall not apply to any amendment or modification for which consent is obtained from Investor Certificateholders representing 100% of the Invested Amount of each Series adversely affected thereby.

                         (c) Promptly following the execution of any amendment
pursuant to subsection (b) above the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder of all Series and each Rating Agency (or with respect to an amendment of a Supplement, to the applicable Series).

                         (d) It shall not be necessary for the consent of the
Investor Certificateholders under this Section 13.1 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by the Persons required to consent under Section 13.1 shall be subject to such reasonable requirements as the Trustee may prescribe.

                         (e) Prior to the execution of any amendment to this
Agreement or any Supplement, the Trustee shall be to receive and rely upon an Opinion of Counsel stating execution of such amendment is authorized or permitted Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Agreement, any Supplement or otherwise.

               Section 13.2 Protection of Right, Title and Interest.

                         (a) The Servicer shall cause this Agreement, any
Supplement, all amendments hereto or thereto and/or all financing statements and continuation statements and any other necessary documents covering the right, title and interest of the Certificateholders and the Trustee to the Trust Assets to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect such right, title and interest. The Servicer shall deliver to the Trustee file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. The Transferor shall cooperate fully with the Servicer in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this Section 13.2(a).

                         (b) The Servicer will give the Trustee prompt written
notice of any relocation of any office from which it services Receivables or keeps records concerning the Receivables or of its principal place of business or chief executive office and whether, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall file such financing statements or amendments as may be necessary to perfect or to continue the perfection of the Trustee's security interest in the Receivables and the other Trust Assets. The Servicer will at all times maintain each office from which it services Receivables and its principal executive office within the United States of America.

                         (c) The Servicer will deliver to the Trustee upon the
execution hereto and delivery of each amendment of Articles I, II, III or IV hereof other than amendments pursuant to Section 13.1(a) an Opinion of Counsel (which may be in-house counsel), reasonably acceptable to the Trustee.

                         (d) If at any time the Servicer is no longer Stone
Container, the Transferor shall deliver to the Successor Servicer powers-of-attorney such that such Successor Servicer may perform the obligations set forth in Sections 13.2(a), 13.2(b) and 13.2(c).

               Section 13.3 Limitation on Rights of Certificateholders.

                         (a) The death or incapacity of any Investor
Certificateholder shall not operate to terminate this Agreement or the Trust, nor shall such death or incapacity entitle such Investor Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

                         (b) No Certificateholder shall have any right to vote
(except as specifically provided in this Agreement or any Supplement) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Investor Certificateholders from time to time as general partners or members of an association; nor shall any Investor Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

                         (c) No Investor Certificateholder shall have any right
by virtue of any provisions of this Agreement or any Supplement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless the Investor Certificateholders evidencing Undivided Interests aggregating more than 33% of the Invested Amount of any Series which may be materially adversely affected shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered tot he Trustee such reasonable indemnity as its may require again the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Certificateholders of a Series shall have any right in any by virtue or by availing itself or themselves of this Agreement or any Supplement to affect, judice the rights of the Certificateholders of any other Series or to obtain or seek to obtain priority over or preference to any other such Certificateholder, or to enforce any Agreement or any Supplement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 13.3, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

               Section 13.4 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. FOR PURPOSES OF THE TAX CLASSIFICATION OF THE TRUST AND THE TAX CHARACTERIZATION OF ANY CERTIFICATES ISSUED PURSUANT TO THIS AGREEMENT, THE TRUST

SHALL BE CONSTRUED AS ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO ITS CONFLICTS OF LAWS PROVISIONS.

               Section 13.5 Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at, or two days after mailing by certified or registered mail, return receipt requested, or one day after dispatching by overnight delivery service for which a receipt is available, or upon dispatch in the case of facsimile transmission, (a) in the case of the Servicer to 8182 Maryland Avenue, St. Louis, Missouri 63105, Attention: Treasurer, Facsimile No.:
314-746-1281, (b) in the case of the Trustee, to the Corporate Trust Office, Facsimile No.: (212)-946-8302; (c) in the case of the Transferor to 8182 Maryland Avenue, St. Louis, Missouri 63105, Attention: Treasurer, Facsimile No.:
314-746-1281, or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register. Notwithstanding any other provision hereof, any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

               Copies of all notices, reports, certificates and amendments required to be delivered to the Rating Agencies hereunder shall be mailed to the Rating Agencies as follows: Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention: ABS Monitoring Department, 4th Floor; and Standard & Poor's, 55 Water Street, New York, New York 10041, Attention:
Asset-Backed Surveillance Group.

               Section 13.6 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions and terms of this Agreement or of the Certificates or rights of the Certificateholders thereof.

               Section 13.7 Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Sections 8.2 or 8.5, this Agreement, including any Supplement, may not be assigned by the Servicer without the prior consent of the Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 66 2/3% of the Invested Amount of the Investor Certificates of each Series and without notice to the Rating Agencies.

               Section 13.8 Certificates Nonassessable and Full Paid. It is the intention of the parties to this Agreement that the Investor Certificateholders shall not be personally liable for obligations of the Trust, that the interests in the Trust Assets represented by the Investor Certificates shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever, and that Certificates upon authentication thereof by the Trustee pursuant to Sections 2.7 and 6.2 are and shall be deemed fully paid.

               Section 13.9 Further Assurances. The Transferor and the Servicer agree to do and perform, from time to time, any and all acts and to execute any and all further instruments reasonably requested by the Trustee to effect more fully the purposes of this Agreement, including, without limitation, the execution of any financing statements or continuation statements relating to the Receivables and the other Trust Assets for filing under the provisions of the UCC.

               Section 13.10 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of any party hereto or the Certificateholders, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

               Section 13.11 Counterparts. This Agreement and any Supplement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

               Section 13.12 Third-Party Beneficiaries. This Agreement and any Supplement will inure to the benefit of and be binding upon the parties hereto, the Certificateholders, and their respective permitted successors and assigns. Except as otherwise provided in this Agreement, no other Person will have any right or obligation hereunder.

               Section 13.13 Actions by Certificateholders.

                         (a) Wherever in this Agreement or any Supplement, a
provision is made that an action may be taken or a notice, demand or instruction given by Investor Certificateholders, such action, notice or instruction may be taken or given by any Investor Certificateholder of any Series, unless such provision requires a specific percentage of Investor Certificateholders of a certain Series or all Series.

                         (b) Any request, demand, authorization, direction,
notice, consent, waiver or other action by a Certificateholder shall bind such Certificateholder and every subsequent holder of such Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or omitted to be done by the Trustee or the Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

                         (c) Any request, demand, authorization, direction,
notice, consent, waiver or other action provided by this Agreement or any Supplement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments which are substantially similar and are signed by such Certificateholders in person or by agent duly appointed in writing; and except as herein otherwise expressly provided, such request, demand, authorization, direction, notice, consent, waiver or other action shall become effective when such instrument or instruments are delivered to the Trustee and, when required, to the Transferor or the Servicer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement or any Supplement and conclusive in favor of the Trustee, the Transferor and the Servicer, if made in the manner provided in this Section.

                         (d) The fact and date of the execution by any
Certificateholder of any such instrument or writing may be proved in any manner which the Trustee reasonably deems sufficient.

                         (e) The Trustee may require such additional proof of
any matter referred to in this Section as it reasonably shall deem necessary.

               Section 13.14 Merger and Integration. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

               Section 13.15 Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

               Section 13.16 No Bankruptcy. Petition Against the Transferor. The Trustee (solely as Trustee, Paying Agent, Transfer Agent, Registrar and Successor Servicer, if applicable) and each Investor Certificateholder, by acquiring an interest in an Investor Certificate or Book-Entry Certificate, the Servicer, any Authenticating Agent and any Paying Agent and Transfer Agent and Registrar other than the Trustee and the Servicer, severally and not jointly, each hereby covenants, and agrees that, prior to the date which is one year and one day after the payment in full of all Invested Amounts, it will not institute against, or join any other Person in instituting against, the Transferor any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the Bankruptcy Code.

               Section 13.17 Rule 144A Information. For so long as any Certificates of any Series or Class are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, the Servicer agrees to provide any Certificateholders of such Series or Class and to any prospective purchaser of Certificates designated by such Certificateholder, upon the request of such Certificateholder or prospective purchaser, any information required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the Securities Act, if at the time of the request, the Trust is not a reporting company under Section 13 or Section 15(d) of the 1940 Act.

                              [END OF ARTICLE XIV]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                  STONE RECEIVABLES CORPORATION,
                                  as the Transferor

                                  By:__________________________________________
                                         Name:
                                         Title:


                                  STONE CONTAINER CORPORATION,
                                  as Servicer

                                  By:__________________________________________
                                         Name:
                                         Title:

                                  THE CHASE MANHATTAN BANK,
                                  as the Trustee

                                  By:__________________________________________
                                         Name:
                                         Title:

                                                                 Annex X
                                                                 -------

                   STONE RECEIVABLES CORPORATION MASTER TRUST

                                   DEFINITIONS

                  As used herein the following terms shall include in the singular number the plural and in the plural number the singular:

                  "Adjusted Invested Amount" for any Series shall mean, the Invested Amount for such Series, less the amounts (if any) on deposit in the applicable Series subaccount for Collections applicable to principal, and the amounts (if any) on deposit in the Excess Funding Account allocable to such Series, as provided for in the related Supplement.

                  "Adverse Claim" shall mean any Lien, claim, security interest, UCC Financing Statement, mortgage, deed of trust, priority, pledge, charge, conditional sale, title retention agreement, financing lease, encumbrance, option, interest or similar right of any other Person or any agreement to give any of the foregoing other than as expressly permitted pursuant to the Pooling and Servicing Agreement or the Receivables Purchase Agreement.

                  "Affiliate" of any Person shall mean any other Person controlling, controlled by or under common control with such Person or, in any event, a Person which has the power to vote 51% or more of the securities having ordinary voting power for the election of directors of the specified Person. As used herein, "control" of a specified Person shall mean the ability to direct or cause the direction of the management and policies of the specified Person, whether through the direct or indirect ownership of the voting securities of such specified Person, by contract or otherwise.

                  "Agent" shall mean, with respect to any Series, the Person or Persons designated in the related Supplement.

                  "Aggregate Adjusted Invested Amount" shall mean the aggregate of the Adjusted Invested Amounts for all Outstanding Series.

                  "Aggregate Eligible Receivables" shall mean, for any Business Day, the aggregate Unpaid Balances of the Receivables held in the Trust that were Eligible Receivables at the end of the prior Business Day.

                  "Aggregate Invested Amount" shall mean the sum of the Invested Amounts with respect to all Series of Investor Certificates then issued and outstanding.

                  "Aggregate Invested Percentage" shall mean the sum of the Invested Percentages with respect to all Series of Investor Certificates then issued and outstanding.

                  "Aggregate Required Transferor Amount" shall mean the sum of Required Transferor Amounts for all Outstanding Series.

                  "Aggregate Target Receivables Amount" shall mean the sum of Target Receivables Amounts for all Outstanding Series.

                  "Amortization Period" shall mean with respect to any Series, the period following the Revolving Period, which may be an Accumulation Period, a Controlled Amortization Period, an Early Amortization Period, a Rapid Amortization Period (each as defined in any related Supplement, if applicable) or as otherwise defined in any related Supplement.

                  "Amortization Period Commencement Date" shall mean with respect to any Series the day on which the Amortization Period with respect thereto commences.

                  "Applicable Reserve Ratio" shall mean for each Class of Certificate the greater of (a) the sum of the Loss Reserve Ratio and the Dilution Reserve Ratio and (b) the Minimum Reserve Ratio.

                  "Appointment Date" shall have the meaning specified in
Section 9.3 of the Pooling and Servicing Agreement.

                  "Authorized Newspaper" shall mean The Wall Street Journal, The New York Times or if neither of the above is published any newspaper of general circulation in the Borough of Manhattan, The City of New York, New York, and printed in the English language and customarily published on each Business Day, whether or not published on Saturdays, Sundays and holidays.

                  "Average Dilution Ratio" shall mean, as of any Determination Date and continuing until (but not including) the next Determination Date, the average of the Dilution Ratios for the twelve (12) consecutive Settlement Periods ending immediately prior to such Determination Date.

                  "Bag Division" shall mean the division of Stone Container which generates sales of Receivables from three product lines: multi-wall sacks, consumer bags and intermediate bulk containers.

                  "Bankruptcy Code" shall mean the Bankruptcy Code of the United States of America and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, readjustment of debt, marshaling of assets or similar debtor relief laws of the United States, any state or any foreign country from time to time in effect affecting the rights of creditors generally.

                  "Book-Entry Certificates" shall mean certificates evidencing a beneficial interest in the Investor Certificates, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in
Section 6.10 of the Pooling and Servicing Agreement; provided, however, that after the occurrence of a condition whereupon book-entry registration and transfer are no longer permitted and Investor Certificates are to be issued to the Certificate owners, such certificates shall no longer be "Book-Entry Certificates".

                  "Business Day" shall mean any day other than (a) a Saturday or a Sunday, (b) any other day on which banking institutions or trust companies in the State of New York generally or The City of New York, New York, or the States of Illinois and Delaware are not authorized or required by law to close and, for the purposes of determining LIBOR only, shall mean a day for dealings by and between banks in U.S. dollar deposits in the London interbank eurodollar markets.

                  "Certificate" shall mean one of any Series of Investor Certificates or the Transferor Certificate.

                  "Certificate Owner" shall mean, with respect to a Book-Entry Certificate, the Person who is the owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

                  "Certificateholder" shall mean the Person in whose name a Certificate is registered in the Certificate Register.

                  "Certificate Purchase Agreement" shall mean, with respect to any Series, the "Certificate Purchase Agreement" or "Purchase Agreement" for such Series as defined in the related Supplement.

                  "Certificate Rate" shall mean, with respect to any Series of Certificates, the percentage (or formula on the basis of which such rate shall be determined) stated in the applicable Supplement, which rate shall be calculated on the basis stated in such Supplement.

                  "Certificate Register" shall mean the register maintained pursuant to Section 6.3 of the Pooling and Servicing Agreement.

                  "Charged-Off Receivables" shall mean, with respect to any Settlement Period, all Receivables which, in accordance with the Credit and Collection Policy of the applicable Originator, have been written off during such Settlement Period as uncollectible.

                  "Class" shall mean, with respect to any Series, any one of the classes of Investor Certificates of that Series as specified in the related Supplement.

                  "Clearing Agency" shall mean an organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended.

                  "Clearing Agency Participant" shall mean a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

                  "Closing Date" shall mean, when used with respect to any Series, the date of issuance of such Series.

                  "Code" shall mean the Internal Revenue Code as amended, and regulations promulgated thereunder.

                  "Collection Account" shall have the meaning specified in
Section 4.2(a) of the Pooling and Servicing Agreement.

                  "Collections" with respect to the Receivables in the Trust on any Business Day, all amounts received by the Servicer or paid to or deposited in Lock-Box Accounts on the prior Business Day in payment of or in respect of the Receivables, including, without limitation, all cash proceeds (as such term is defined in the UCC) thereof, all recoveries related to Receivables written off by the applicable Originator and all amounts to be deposited into the Collection Account as proceeds of the sale of Receivables.

                  "Concentration Limit" shall mean at any time (i) for any single Obligor the short-term deposits or commercial paper of which are rated at least "A-2" or its equivalent by the applicable Rating Agency, or, if the Obligor does not have a short-term rating by the applicable Rating Agency, then the Obligor's long-term unsecured senior debt rating is at least "BBB" by the applicable Rating Agency, 5.00% of the Aggregate Eligible Receivables; and (ii) for any other single Obligor, 2.00% of the Aggregate Eligible Receivables.

                  "Container Division" shall mean the division of Stone Container which generates Receivables of corrugated shipping containers.

                  "Contract" shall mean either a written agreement between an Originator and a Person, or an invoice pursuant to an open account or written agreement of a Person in favor of an Originator, pursuant to which such Person is obligated to pay (or to cause payment to be made) in respect of a Receivable.

                  "Corporate Trust Office" shall mean the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of the Pooling and Servicing Agreement is located at 450 West 33rd Street, 14th Floor, New York, New York, Attention: Capital Markets Fiduciary Services, Stone Receivables Corporation.

                  "Credit and Collection Policy" shall mean the credit extension policies and procedures and collection practices of the Originators relating to Receivables and Contracts as in effect on the Initial Closing Date, as set forth in Exhibit C to the Pooling and Servicing Agreement, and as the same may be modified from time to time in accordance with Section 3.3(k) of the Pooling and Servicing Agreement.

                  "Daily Report" shall mean a report substantially in the form of Exhibit B to the Pooling and Servicing Agreement and delivered pursuant to
Section 3.4(b) of the Pooling and Servicing Agreement.

                  "Days Sales Outstanding" shall mean, as of any Determination Date and continuing until the next Determination Date, a number of days equal to the product of (a) 30 multiplied by (b) the amount obtained by dividing (i) the aggregate Unpaid Balance of Receivables as of the last day of the Settlement Period immediately preceding such earlier Determination Date, by (ii) the Unpaid Balances of Receivables originated by the Originators during the most recently ended Settlement Period immediately preceding such earlier Determination Date.

                  "Default Ratio" shall mean, with respect to any Settlement Period, the percentage equivalent of a fraction, the numerator of which is the Defaulted Amount and the denominator of which is the aggregate Unpaid Balance of Receivables originated during the fourth Settlement Period prior to the Payment Date with respect to the most recently ended Settlement Period.

                  "Default Ratio Average" shall mean, with respect to any Settlement Period, the average of the Default Ratios applicable to such Settlement Period and the two immediately preceding Settlement Periods.

                  "Defaulted Amount" shall mean, with respect to any Settlement Period, the sum of the amount of Net Eligible Receivables which were (i) 91 to 120 days past due as of the last Business Day of the current Settlement Period or (ii) became Charged-Off Receivables prior to becoming 91 days past due after the Original Due Date for the respective Receivable.

                  "Defaulted Receivable" shall mean, with respect to any Settlement Period, a Receivable, which when transferred to the Trust was an Eligible Receivable, that as of the end of any Business Day remained unpaid 91 days after the Original Due Date for such Receivable.

                  "Definitive Certificates" shall have the meaning specified in
Section 6.12 of the Pooling and Servicing Agreement.

                  "Delinquent Receivable" shall mean, with respect to any Business Day, any Eligible Receivable as to which all or any part of the outstanding balance remains unpaid more than 60 days past its Original Due Date.

                  "Determination Date" shall mean the Business Day prior to a Payment Date.

                  "Dilution Adjustment" means, with respect to Receivables sold by any Seller, and as of any Payment Date, an amount equal to (i) Dilutive Credits during the applicable Settlement Period with respect to such Receivables, minus (ii) the Forecasted Dilution Amounts for all purchases of such Receivables during that Settlement Period, it being understood that such Forecasted Dilution Amount shall equal zero for any Settlement Period during which no purchases occurred.

                  "Dilution Horizon Period" for each Originator shall be 60 days; provided however, such period shall be adjusted upon review by the Rating Agencies of a credit memo sampling provided by each Originator to the Rating Agencies within six months of the Closing Date, and thereafter, on an annual basis.

                  "Dilution Horizon Ratio" shall mean as of any Determination Date and continuing until (but not including) the next Determination Date, the quotient (expressed as a percentage) of (i) the aggregate Unpaid Balances of Receivables that were originated by the Originators during the Dilution Horizon Period preceding the last day of the Settlement Period immediately prior to such earlier Determination Date, divided by (ii) the Net Eligible Receivables as of the last day of the Settlement Period immediately prior to such earlier Determination Date.

                  "Dilution Ratio" shall mean, an amount reflected in the most recent Settlement Statement (expressed as a percentage) equal to the aggregate amount of Dilutive Credits made during such current Settlement Period, divided by the aggregate Unpaid Balances of Receivables that were originated by the Originators during the Settlement Period immediately preceding such Settlement Period.

                  "Dilutive Credits" shall mean an amount equal to the sum, without duplication, of (a) the aggregate reduction effected on any date of determination in the Unpaid Balances of any Receivables attributable to any defective, rejected or returned goods, merchandise or services, any other non-cash discount, or any adjustment or dispute granted with respect thereto by the Servicer (but not including a Charged-Off Receivable), (b) the aggregate reduction effected on such date in the Unpaid Balances of any Receivables resulting from any setoff in respect of any claim by any Obligor thereunder against Stone Container or the applicable Originator of the Receivable (whether or not such claim is related to the transaction giving rise to the related Receivable), but not to the extent that any Receivable so reduced would, on the date of such Dilutive Credit, constitute a Defaulted Receivable, and (c) all offsets, non-cash discounts, other non-cash charges and any volume rebate amounts to any Receivable resulting from sales and marketing activities of any Originator and the Obligor, including, without limitation, coupon collection, display allowances or cooperative advertising.

                  "Disputed Item" shall, mean a Receivable with respect to which the deposit of the payment received for such Receivable might adversely affect the right to collect the full Unpaid Balance of such Receivable.

                  "Dollars", "U.S. Dollars" and "$" shall mean dollars in lawful currency of the United States of America.

                  "Eligible Institution" shall have the meaning set forth in
Section 4.2(a) of the Pooling and Servicing Agreement.

                  "Eligible Obligor" shall mean, as of any date of determination, each Obligor in respect of a Receivable that satisfies the following eligibility criteria:

                  (a) it is "located" (within the meaning of Section 9-103(3)(d) of the UCC) in the United States;

                  (b) it is not the subject of any voluntary or involuntary bankruptcy proceeding;

                  (c) it is not an Affiliate of any of the Sellers or the Servicer; and

                  (d) is not the United States federal government or any United States state or local governmental entity.

                  provided, however, that, if more than 50% of the Unpaid Balances of Receivables of an Obligor (measured by the Unpaid Balances of Receivables in the Trust) are reported as Delinquent Receivables on a Daily Report, such Obligor shall not be deemed an Eligible Obligor until such time as the Servicer furnishes a subsequent Daily Report indicating that not more than 50% of the Unpaid Balances of Receivables of such Obligor then in the Trust are Delinquent Receivables.

                  "Eligible Receivable" shall mean, as of any date of determination, a Receivable which satisfies the following eligibility criteria:

                         (i) it was created in the ordinary course of business from the sale by an Originator of goods, merchandise or services;

                         (ii) the Obligor's obligation to pay is evidenced by a Contract which provides for full payment of the amount thereof in accordance with the Credit and Collection Policy (subject to any applicable advertising allowance, sales and marketing discount and customary return policy), the delivery of the goods or merchandise or the rendering of the services giving rise to such Receivable has been completed and such goods or merchandise or such services have not been rejected by the obligor;

                         (iii) it is not, as of the date of its transfer to the Trust or any time thereafter, a Delinquent Receivable (i.e., all or any part past due more than 60 days as provided in the definition of such term herein);

                         (iv) it was created in compliance, in all material respects, with the Credit and Collection Policy and all Requirements of Law applicable to the Originator and pursuant to a Contract that complied, in all material respects, with the Credit and Collection Policy and all Requirements of Law applicable to the Originator and it was purchased or acquired by the Transferor in accordance with the Receivables Purchase Agreement, and, as of the date of purchase or acquisition under the Receivables Purchase Agreement and the subsequent transfer to the Trust pursuant to the Pooling and Servicing Agreement, its terms had not been extended or modified except in accordance with the Credit and Collection Policy;

                         (v) all consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given by the Originator in connection with the creation of such Receivable or the execution, delivery and performance by the Originator of the related Contract, have been duly obtained, effected or given and are in full force and effect as of such date of creation;

                         (vi) at the time of the creation and contribution or sale to the Transferor of such Receivable, the Originator had good and marketable title thereto free and clear of all Liens and Adverse Claims except as contemplated by the Receivables Purchase Agreement;

                         (vii) it arises under a Contract which has been duly authorized and which, together with such Receivable, is in full force and effect and such Contract, together with such Receivable, constitutes the legal, valid and binding payment obligation of the Obligor with respect thereto, enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, affecting the enforcement of creditors, rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

                         (viii) at the date of its creation or at any time thereafter, it is not, and does not arise under a Contract which is or becomes, subject to any dispute, offset, defense, recision, set-off, recoupment or counterclaim (other than the Originator's or Servicer's advertising allowances, sales and marketing discount and customary return policy) which has been communicated to the Originator or about which the Originator has knowledge;

                         (ix) if the Transferor and the Trust are not excluded from the definition of "investment company" pursuant to Rule 3(a)(7) under the 1940 Act, it is an account receivable representing all or part of the sales price of merchandise, insurance or services (within the meaning of Section 3(c)(5) of the 1940 Act);

                         (x) it is denominated and payable only in Dollars in the United States;

                         (xi) it is owing by an Eligible Obligor in existence as of such date of determination;

                         (xii) it constitutes an "account" or a "general intangible" under and as defined in Section 9-106 of the UCC as then in effect ;

                         (xiii) it arises out of any business or related business in which the Originator is engaged, the products or services of which are distributed through substantially the same distribution channels as those used with respect to products of such businesses; and

                         (ix) is not a Receivable purchased by the Originator from any Person.

                  "Eligible Servicer" shall mean Stone Container or an entity which, at the time of its appointment as Servicer, (i) is legally qualified and has the capacity to service the Receivables, (ii) has demonstrated the ability to service professionally and completely a portfolio of similar accounts in accordance with high standards of skill and care, (iii) is qualified and, if required, licensed to use the software that the Servicer is then currently using to service the Receivables or obtains the right to use or has software which is adequate to perform its duties under the Pooling and Servicing Agreement (including pursuant to a license from or other agreement with Stone Container or any of its Affiliates) and (iv) is not in a business which is a competitor of the Servicer.

                  "Enhancement" means, for any Series, any surety bond, letter of credit, guaranteed rate agreement, maturity guaranty facility, cash collateral account or guaranty, tax protection agreement, interest rate swap or other contract or agreement for the benefit of Certificateholders of such Series. The drawing on or payment of any Enhancement for the benefit of a Series or Class of Certificates shall not be available to the Certificateholders of any other Series or Class.

                  "Enhancement Provider" shall mean the Person providing any Enhancement, other than any Holders of Certificates of which are subordinated to any other Series or Class of Certificates.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated thereunder.

                  "ERISA Affiliate" shall mean with respect to any Person, at any time, each trade or business (whether or not incorporated) that would, at the time, be treated together with such Person as a single employer under
Section 4001 of ERISA or Sections 414(b), (c), W or (o) of the Code.

                  "Event of Termination" shall have, with respect to any Series, the meaning specified in Section 9.1 of the Pooling and Servicing Agreement and any Supplement.

                  "Excess Funding Account" shall have the meaning set forth in
Section 4.2(b) of the Pooling and Servicing Agreement.

                  "Excess Funding Account Deposit Amount" shall mean, with reference to any day on which the Transferor Amount is, or would be, less than the Minimum Transferor Amount, an amount equal to the difference between the Minimum Transferor Amount and the Transferor Amount.

                  "FDIC" shall mean the Federal Deposit Insurance Corporation or any successor entity thereto.

                  "Final Trust Termination Date" shall have the meaning specified in Section 12.1(a) of the Pooling and Servicing Agreement.

                  "Forecasted Dilution Amount" means, for any purchase or series of purchases during a Settlement Period, the Dilution Ratio(s) utilized in calculation of the applicable Purchase Price for such purchase or purchases multiplied by the aggregate original Unpaid Balances of the Receivables included in such purchase or purchases.

                  "GAAP" shall mean United States generally accepted accounting principles.

                  "Governmental Authority" shall mean the United States of America, any state or other political subdivision thereof, or any agency, instrumentality, or subdivision of any of the foregoing and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "Holder" shall mean, in the case of the Certificates, the Person in whose name a Certificate is registered as owner in the Certificate Register.

                  "Indebtedness" of a Person shall mean such Person's (i) obligations for borrowed money, (ii) obligations representing the deferred purchase price of property other than accounts payable arising in the ordinary course of such Person's business on terms customary in the trade, (iii) obligations, whether or not assumed, secured by Liens or payable out of the proceeds or production from property now or hereafter owned or acquired by such Person, (iv) obligations which are evidenced by notes, acceptances or other instruments, (v) obligations for which such Person is obligated pursuant to a guaranty, keepwell, capital requirement, take-or-pay, "put" or similar agreement and (vi) obligations in respect of a lease of property which is required to be capitalized in accordance with GAAP.

                  "Indemnified Liabilities" shall have the meaning set forth in
Section 9.3 of the Receivables Purchase Agreement.

                  "Independent Director" shall mean a member of the board of directors of the Transferor who is not, and never was, (A) a stockholder, director, officer, employee, affiliate, associate, customer or supplier of, or any person that has received any benefit (excluding, however, any compensation received by such director, in such person's capacity as a director for the Transferor) in any form whatever from, or any person that has provided any service (excluding however, any service provided by such director, in such person's capacity as a director for the Transferor) in any form whatever to, the Transferor or any of its affiliates or associates, or (B) any person owning beneficially, directly or indirectly, any outstanding shares of common stock of the Transferor, or a stockholder, director, officer, employee, affiliate, associate, customer or supplier of, or any person that has received any benefit (excluding, however, any compensation received by such director, in such person's capacity as a director for the Transferor) in any form whatever from, or any person that has provided any service (excluding, however, any service provided by such director, in such person's capacity as a director for the Transferor) in any form whatever to, such beneficial owner or any of such beneficial owner's affiliates or associates. An "Independent Director" cannot be a trustee in bankruptcy for Stone Container or any Affiliate of Stone Container. In addition, "Independent Director" shall be (A) a tenured professor at a business or law school, (B) a retired judge or (C) another established, independent member of the business community, having a sound reputation and experience relevant to the duties to be performed by such director.

                  "Ineligible Receivable" shall have the meaning specified in
Section 2.4(c) of the Pooling and Servicing Agreement.

                  "Initial Closing Date" shall mean October 15, 1999.

                  "Initial Invested Amount" shall mean, with respect to any Series, the amount specified in the applicable Supplement.

                  "Insolvency" or "Insolvent" shall mean, with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

                  "Interest Funding Account" shall mean, for any Series, the account, if any, established pursuant to the related Supplement in which amounts representing interest payable on the Investor Certificates of such Series will be deposited and held until paid to Certificateholders.

                  "Invested Amount" shall have the meaning with respect to any Series as set forth in the applicable Supplement.

                  "Invested Percentage" shall have, with respect to any Series, the meaning set forth in the applicable Supplement.

                  "Investor Certificate" shall mean a certificate issued pursuant to Section 6.1 or Section 6.8 of the Pooling and Servicing Agreement by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of an exhibit to the related Supplement.

                  "Investor Certificateholder" shall mean the Holder of record of an Investor Certificate as indicated in the Certificate Register.

                  "Investor Interest" shall have the meaning specified in
Section 4.1 of the Pooling and Servicing Agreement.

                  "Issuance Date" shall have the meaning, with respect to any Series issued pursuant to Section 6.8 of the Pooling and Servicing Agreement, stated in such Section.

                  "Issuance Notice" shall have the meaning, with respect to any Series issued pursuant to Section 6.8 of the Pooling and Servicing Agreement, stated in such Section.

                  "Letter of Representations" shall have the meaning set forth in Section 6.9 of the Pooling and Servicing Agreement.

                  "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, UCC Financing Statement priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, is any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC or comparable law of any jurisdiction to evidence any of the foregoing; provided, however, that any assignment permitted by Section 6.3(b), 7.2, or 7.4 of the Pooling and Servicing Agreement shall not be deemed to constitute a Lien; provided, further, however, that any lien created by the Pooling and Servicing Agreement or Receivables Purchase Agreement shall not be deemed to constitute a Lien.

                  "Lock-Box Account" shall mean a bank account in the name of the Trustee, on behalf of Certificateholders, maintained with a Lock-Box Bank.

                  "Lock-Box Agreements" shall mean the collective reference to each agreement between Stone Container and a Lock-Box Bank, substantially in the form of Exhibit E to the Pooling and Servicing Agreement.

                  "Lock-Box Banks" shall mean any of the banks listed in Exhibit F to the Pooling and Servicing Agreement (including their successors) and any other bank which becomes a Lock-Box Bank pursuant to Section 2.6(i) of the Pooling and Servicing Agreement and which is a party to a Lock-Box Agreement.

                  "Material Adverse Effect" means, as to any Seller, the Transferor or the Servicer and/or to any event or circumstance and at any time, a material adverse effect on (a) the ability of such Person to perform its obligations under any Transaction Document to which it is a party or

(b) the validity, enforceability, or collectibility of any Receivables, Secured Obligations or Contracts.

                  "Minimum Transferor Amount" shall mean, with respect to any Business Day, an amount equal to the Aggregate Required Transferor Amounts for such Business Day.

                  "Moody's" shall mean Moody's Investors Service, Inc., or its successor.

                  "Multiemployer Plan" shall mean a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA to which contributions are or have been made during the preceding five (5) years by any Person or any ERISA Affiliate of such Person.

                  "Net Eligible Receivables" shall mean, for any Business Day, the Aggregate Eligible Receivables at the end of the prior Business Day, minus the sum of the aggregate Unpaid Balance of Eligible Receivables for any Obligor at the end of the prior Business Day in excess of the applicable Concentration Limit for such Obligor at the end of such prior Business Day.

                  "1940 Act" shall mean the Investment Company Act of 1940, as amended.

                  "Obligor" shall mean, with respect to any Receivable, the Person or Persons obligated to make payments with respect to such Receivable under a Contract.

                  "Officer's Certificate" shall mean a certificate signed by the Chairman of the Board, President, Treasurer, Assistant Treasurer, Controller or any Vice President of the Transferor or the Servicer or, in the case of a Successor Servicer, a certificate signed by a Vice President (or an officer holding an office with equivalent or more senior responsibilities) of such Successor Servicer.

                  "Official Body" shall mean any government or political subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality thereof, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

                  "Opinion of Counsel" shall mean a written opinion of counsel, who may be an employee of the Transferor or the Servicer, designated by the Servicer and who shall be reasonably acceptable to the Trustee.

                  "Original Due Date" shall mean, for each Eligible Receivable, the last day of the stated term allowed to the related Obligor for payment of such Eligible Receivable.

                  "Originator" shall mean Stone Container or a Subsidiary or Affiliate of Stone Container designated by Stone Container as an Originator by written notice to the Trustee which generates Receivables arising from goods or services provided by such Subsidiary or Affiliate.

                  "Outstanding Series" shall mean, at any time, a Series issued pursuant to an effective Supplement for which the Legal Final Maturity or, if applicable, the Series Termination Date for such Series has not occurred.

                  "Paying Agent" shall mean any paying agent appointed pursuant to Section 6.6 of the Pooling and Servicing Agreement and shall initially be the Trustee.

                  "Payment Date" shall mean with respect to any Series the date specified as such in the applicable Supplement.

                  "PBGC" shall mean the Pension Benefit Guaranty Corporation as established under the provisions of Section 4002 of ERISA.

                  "Permitted Investments" shall have the meaning set forth in
Section 4.2(a) of the Pooling and Servicing Agreement.

                  "Permitted Liens" shall mean, at any time, for any Person:

                         (i) Liens created pursuant to this Agreement or the Receivables Purchase Agreement;

                         (ii) Liens for taxes, assessments or other governmental charges or levies not yet due and with respect to which reserves in conformity with GAAP have been provided on the books of such Person; and

                         (iii) Liens on a Receivable arising as a result of offsetting specific reserves and rights of set-off, counterclaim or other defenses with respect to such Receivable.

                  "Person" shall mean any legal person, including any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, governmental entity or other entity of similar nature.

                  "Plan" shall mean, with respect to any Person, any employee pension benefit plan that (a) is maintained by such Person or any ERISA Affiliate of such Person, or to which contributions by any such Person are required to be made or under which such Person has or could have any liability,
(b) is subject to the provisions of Title IV of ERISA and (c) is not a Multiemployer Plan.

                  "Plan Event" shall mean, with respect to the Transferor and any ERISA Affiliate, (a) the provision of a notice of intent to terminate any Plan under Section 4041 of ERISA other than in a "standard termination", (b) the receipt of any notice by any Plan to the effect that the PBGC intends to apply for the appointment of a trustee to administer any Plan, (c) the termination of any Plan which results in any material liability of the Transferor, (d) the withdrawal of the Transferor or any ERISA Affiliate from any Plan described in
Section 4063 of ERISA which could be reasonably expected to result in a material liability of the Transferor, (e) the complete or partial withdrawal of the Transferor or any ERISA Affiliate from any Multiemployer Plan which could be reasonably anticipated to result in a material liability of the Transferor, (f) a Reportable Event or an event described in Section 4068(f) of ERISA which could be reasonably anticipated to result in a material liability of the Transferor, and (g) any other event or condition which under ERISA or the Code could be reasonably expected to constitute grounds for the imposition of a material Lien on the assets of the Transferor in respect of any Plan or Multiemployer Plan, except for contributions not exceeding the limit for contributions deductible for Federal income tax purposes and the payment of benefits in accordance with the terms of the Plan or the Multiemployer Plan.

                  "Pooling and Servicing Agreement" shall mean the Pooling and Servicing Agreement, dated as of October 1, 1999, by and among the Transferor, the Servicer, and the Trustee and all amendments thereof and supplements thereto, including any Supplement.

                  "Portfolio Yield" with respect to any Series shall have the meaning (if any) specified in the applicable Supplement.

                  "Principal Funding Account" shall mean, for any Series, the account, if any, established pursuant to the related Supplement in which amounts representing principal payable on the Investor Certificates of such Series will be deposited and held until paid to Certificateholders.

                  "Principal Terms" shall have the meaning specified in Section 6.8(b) of the Pooling and Servicing Agreement.

                  "Private Placement Exemption" shall have the meaning specified in Section 6.2 of the Pooling and Servicing Agreement.

                  "Processing Date" shall mean, with respect to any transaction by an Originator which generates a Receivable, the date that such transaction has been or should have been first recorded on the computer master file of Receivables maintained by the Originator or the Servicer (without regard to the effective date of such recordation).

                  "Program Costs" shall have, with respect to any Series, the meaning specified in the related Supplement for such Series.

                  "Prospective Event of Termination" shall have the meaning specified in Section 2.3(k) of the Pooling and Servicing Agreement.

                  "Purchase Date" is defined in Section 2.3(a) of the Receivables Purchase Agreement.

                  "Purchase Price" is defined in Section 2.2 of the Receivables Purchase Agreement.

                  "Purchase Termination Date" means the earlier to occur of (i) date upon which all of the Sellers have ceased to sell Receivables to the Transferor in accordance with the provisions of Article VIII of the Receivables Purchase Agreement and (ii) the date upon which the Event of Termination or Appointment Date is declared or automatically occurs pursuant to Sections 9.1 or
9.3 of the Pooling and Servicing Agreement.

                  "Rating Agency" shall mean, with respect to each Series, the rating agency or rating agencies that rated the Series, at the request of the Servicer, as designated in the related Supplement.

                  "Receivable" shall mean each account receivable or general intangible that is owing upon creation to an Originator by a Person under a contract, invoice or purchase order arising from the sale of goods or services rendered by an Originator in connection with its businesses, including all obligations of such Person with respect thereto, including, without limitation, all proceeds of the foregoing. A Receivable shall be deemed to have been created at the end of the day on the Processing Date of such Receivable.

                  "Receivables Purchase Agreement" shall mean the Receivables Purchase Agreement, dated as of October 15, 1999 by and between the Transferor, as purchaser, and Stone Container as seller and originator, as the same may be amended and supplemented from time to time.

                  "Record Date", shall mean, with respect to any Series, the date specified as such in the applicable Supplement.

                  "Recoveries" shall mean all amounts collected (net of out-of-pocket costs of collection) in respect of Charged-Off Receivables.

                  "Related Security" shall mean with respect to any Receivable:
(a) all of the applicable Seller's right, title and interest in and to the goods (including returned goods), if any, relating to the sale which gave rise to such Receivable; (b) all other security interests or liens and property subject thereto from time to time purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise; (c) all letters of credit, guarantees and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise; and (d) all proceeds of any of the foregoing.

                  "Reorganization" shall mean, with respect to any Multiemployer Plan, the condition that such Plan is in reorganization within the meaning of
Section 4241 of ERISA.

                  "Reportable Event" shall mean any of the events set forth in
Section 4043(b) of ERISA, other than those events as to which the thirty-day notice period is waived under subsections 13, 14, 16, 18, 19 or 20 of PBGC Regulation Section 2615.

                  "Repurchase Amount" shall have the meaning specified in
Section 3.3 of the Receivables Purchase Agreement.

                  "Repurchase Event" shall have the meaning specified in Section
2.6 of the Receivables Purchase Agreement.

                  "Repurchase Terms" shall mean, with respect to any Series, the terms and conditions, if any, under which the Transferor may repurchase such Series pursuant to Section 12.2 of the Pooling and Servicing Agreement as stated as such in the applicable Supplement.

                  "Required Transferor Amount" shall mean, with respect to any Series, the amount of required subordinated Transferor Amount specified as such in the applicable Supplement.

                  "Requirements of Law" for any Person shall mean the certificate of incorporation or articles of association and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of an arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or to which such Person is subject, whether Federal, state or local (including, without limitation, usury laws, the Federal Truth in Lending Act and Regulation Z and Regulation B of the Board of Governors of the Federal Reserve).

                  "Responsible Officer" shall mean (i) when used with respect to the Trustee, any officer within the Corporate Trust Office of the Trustee including any vice president, any assistant vice president, trust officer or assistant trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and in each case having direct responsibility for the administration of the Pooling and Servicing Agreement and (ii) when used with respect to any other Person, the Chairman of the Board, any Vice Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer, any Vice President, the Treasurer or the Assistant Treasurer of such Person.

                   "Revolving Period" shall mean, with respect to each Series, the period from and including the Closing Date for such Series, up to and including the day prior to the Amortization Period Commencement Date for such Series, as described in the applicable Supplement.

                  "Rule 144A" shall mean Rule 144A as promulgated under the Securities Act or any successor rules.

                  "S&P" shall mean Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. or any successor thereto.

                  "Secured Obligations" shall have the meaning specified in
Section 2.1(e) of the Pooling and Servicing Agreement.

                  "Securities Act" shall mean the Securities Act of 1933, as amended.

                  "Seller" shall mean each of the "Sellers" party to the Receivables Purchase Agreement; provided, however, that such term shall also include any Subsidiary or Affiliate of Stone Container that becomes a party to the Receivables Purchase Agreement pursuant to Section 9.14 thereof and shall exclude any Person that is terminated as a Seller pursuant to Section 9.15 of the Receivables Purchase Agreement.

                  "Seller Addition Date" shall have the meaning specified in
Section 3.3 of the Receivables Purchase Agreement.

                  "Seller Repurchase Payment" shall have the meaning specified in Section 2.6 of the Receivables Purchase Agreement.

                  "Series" shall mean any series of Investor Certificates issued under Section 6.8 of the Pooling and Servicing Agreement.

                  "Series Collection Subaccount" shall have the meaning specified in Section 4.2(a) of the Agreement.

                  "Series Collection Sub-subaccount" shall have the meaning specified in Section 4.2(a) of the Agreement.

                  "Series Non-Principal Collection Sub-subaccount" shall have the meaning specified in Section 4.2(a).

                  "Series Principal Collection Sub-subaccount" shall have the meaning specified in Section 4.2(a).

                  "Series Termination Date" shall mean, with respect to any Series, if applicable, the date stated as such in the applicable Supplement.

                  "Service Transfer" shall have the meaning specified in Section
10.1 of the Pooling and Servicing Agreement.

                  "Servicer" shall initially mean Stone Container and thereafter any Person appointed as Successor Servicer as provided in the Pooling and Servicing Agreement.

                  "Servicer Default" shall have the meaning specified in Section
10.1 of the Pooling and Servicing Agreement.

                  "Servicing Fee" shall have the meaning specified in Section
3.2 of the Pooling and Servicing Agreement.

                  "Servicing Fee Percentage" shall mean 1.0% per annum.

                  "Servicing Officer" shall mean any officer or employee of the Servicer involved in, or responsible for, the administration and servicing of the Receivables whose name appears on a list furnished to the Trustee by the Servicer, as such list may from time to time be amended.

                  "Servicing Reserve Ratio" shall mean, an amount reflected in the most recent Settlement Statement (expressed as a percentage) equal to (i) the product of (A) 1.00%, (B) 2.00, and (C) the Days Sales Outstanding, divided by (ii) 360.

                  "Settlement Period" shall mean each fiscal month of Stone Container ending on the last day of the month; provided, however, that, in the case of the initial Settlement Period, "Settlement Period" shall mean the period from and including the Initial Closing Date to and including the last day of the month in which the Initial Closing Date occurs.

                  "Settlement Statement" shall mean a report substantially in the form of Exhibit D to the Pooling and Servicing Agreement and delivered pursuant to Section 3.4(c) of the Pooling and Servicing Agreement.

                  "Short-Term Note" shall mean the note from the Transferor in favor of the Seller substantially in the form attached as Exhibit A to the Receivables Purchase Agreement.

                  "Standard & Poor's" shall mean S&P or its successor.

                  "Stone Container" shall mean Stone Container Corporation, a Delaware corporation.

                  "Subsidiary" shall mean any corporation of which more than 50% of the outstanding voting securities of which shall at the time be owned or controlled, directly or indirectly, by Stone Container and/or by one or more Subsidiaries, or any similar business organization which is so owned or controlled.

                  "Successor Servicer" shall have the meaning specified in
Section 10.2 of the Pooling and Servicing Agreement.

                  "Supplement" shall mean, with respect to any Series, the supplement to the Pooling and Servicing Agreement related thereto complying with the terms of Section 6.8 thereof.

                  "Target Receivables Amount" shall have, with respect to any Outstanding Series, the meaning specified in the related Supplement for such Outstanding Series.

                  "Tax Opinion" shall mean, unless otherwise specified in the Supplement for any Series with respect to such Series or any Class within such Series, with respect to any action, an opinion of counsel (a) to the effect that, for United States federal income tax purposes, (i) such action will not adversely affect the characterization as debt of any Investor Certificates of any Outstanding Series or Class not retained by the Transferor, (ii) in the case of Section 6.8 of the Pooling Agreement, the Investor Certificates of the new Series that are not retained by the Transferor will be characterized as debt or should be characterized as debt and (iii) following such action, the Trust will not be an association (or publicly traded partnership) taxable as a corporation and (b) with respect to state taxation issues regarding the taxation of the Trust, in substantially the form delivered (if any) at the Initial Closing Date.

                  "Termination Notice" shall have the meaning specified in
Section 10.1 of the Pooling and Servicing Agreement.

                  "Transaction Documents" shall mean the collective reference to this Pooling and Servicing Agreement, each Supplement with respect to any Outstanding Series, the Receivables Purchase Agreement, the Lock-box Agreements, the Investor Certificates, any Certificate Purchase Agreement, and any other documents delivered pursuant to or in connection therewith.

                  "Transfer Agent and Registrar" shall have the meaning specified in Section 6.3 of the Pooling and Servicing Agreement.

                  "Transfer Date" shall mean, with respect to any Payment Date, the Business Day immediately preceding such Payment Date.

                  "Transferor" shall mean Stone Receivables Corporation, a Delaware corporation.

                  "Transferor Amount" shall mean for any day, the result of the Net Eligible Receivables at the end of the prior Business Day, minus the Aggregate Adjusted Invested Amount at the end of such Business Day.

                  "Transferor Certificate" shall mean the certificate executed by the Transferor and authenticated by the Trustee, substantially in the form of Exhibit A to the Pooling and Servicing Agreement.

                  "Transferor Interest" shall have the meaning specified in
Section 4.1 of the Pooling and Servicing Agreement.

                  "Transferor Percentage" shall mean, with respect to the Transferor Certificate for any day, the excess on such day, if any, of (a) 100% over (b) the Aggregate Invested Percentage.

                  "Transferred Assets" is defined in Section 2.1 of the Receivables Purchase Agreement.

                  "Trust" shall mean the trust created by the Pooling and Servicing Agreement; such trust may be referred to as the "Stone Receivables Corporation Master Trust".

                  "Trust Assets" shall have the meaning specified in Section 2.1(a) of the Pooling and Servicing Agreement.

                  "Trustee" shall mean the institution executing the Pooling and Servicing Agreement as trustee, or its successor in interest, or any successor trustee appointed as provided in the Pooling and Servicing Agreement.

                  "UCC" shall mean the Uniform Commercial Code, as amended from time to time, as in effect in any specified or applicable jurisdiction.

                  "Undivided Interest" shall mean the undivided interest of any Investor Certificateholder in the Trust Assets. Such Undivided Interest is to be measured, in the case of any Investor Certificateholder, by such Holder's pro rata share of the Invested Amount of the related Series or the Aggregate Invested Amount, as the context may require.

                  "Unpaid Balance" shall mean with respect to a Receivable, the outstanding amount of the indebtedness of the related Obligor under or evidenced by the related Contract or Contracts, exclusive of any sales or other tax, if any, included or payable with respect to such purchase.

                  "Variable Funding Certificates" or VFC Certificates" shall have the meaning specified in Section 6.8(e) of the Agreement.

                  "Vice President" when used with respect to the Transferor or the Servicer shall mean any vice president whether or not designated by a number or word or words added before or after the title "vice president".

                  "Written" or "In Writing" shall mean any form of written communication, including, without limitation, by means of telex, telecopier device, telegraph or cable.